                           FORM 1. VOLUNTARY PETITION
                                                                       98B42280
                                                                BK JUDGE BEATTY


               UNITED STATES BANKRUPTCY COURT                         VOLUNTARY
Southern                    DISTRICT OF          New York             PETITION
----------------------------            ---------------------------
NAME OF DEBTOR (If individual, enter Last, First, Middle)      NAME OF JOINT DEBTOR (Spouse) (Last, First, Middle)

ALL OTHER NAMES used by the debtor in the last 6 years         ALL OTHER NAMES used by the joint debtor in the last 6 years
(include married, birth and trade names)                       (include married, birth and trade names)
                 None

SOC SEC/TAX ID NO (if more than one, state all)                SOC SEC/TAX ID NO (if more than one, state all)
                 33-0435037

STREET ADDRESS OF DEBTOR (No and street, city, state and       STREET ADDRESS OF DEBTOR (No and street, city, state and zip code)
zip code)
         130 West
         42nd Street
         Suite 1103
         New York, NY 10036

COUNTY of residence or principal place or business             COUNTY of residence or principal place or business  PHONE NUMBER
PHONE NUMBER
                  New York                                               PHONE NUMBER

MAILING ADDRESS OF DEBTOR (If different from Street Address)   MAILING ADDRESS OF DEBTOR (If different from Street Address)

LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR
(If different from address listed above)

                  130 West 42nd Street, Suite 1103, New York, New York 10036; and 1600 North Avenue, Missoula, MT 59801


             INFORMATION REGARDING DEBTOR (Check applicable boxes)

VENUE (Check any applicable box)

    [X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the District 180 days immediately preceding the date of the petition or for a longer part of such 180 days than in any other District.

    [ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in the District.

TYPE OF DEBTOR                                            CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE
       [ ] Individual        [ ] Stockbroker              PETITION IS FILED (Check one box)
       [ ] Partnership       [ ] Community Broker
       [X] Corporation       [ ] Other __________         [ ] Chapter 7     [ ] Chapter 9
       [ ] Railroad                                       [X] Chapter 11    [ ] Chapter 12
                                                          [ ] Chapter 13    [ ] Sec 304 - Case ancillary to foreign proceeding

NATURE OF DEBT                                            FILING FEE (Check one box)

      [ ] Consumer/Non-Business                           [X] Filing fee attached
      [X] Business                                        [ ] Filing fee to be paid in installments

CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)                    Installment payments applicable to individuals only.
                                                                          Must attach signed application for the courts
[ ] Debtor is a small business as defined in 11 U.S.C.ss.101              consideration certifying that the debtor is unable
[ ] Debtor is and elects to be considered as a small business under 11    to pay fee except in installments. Rule 1006(b). See
    U.S.C. ss. 1121(e) (Optional)                                         Official Form No. 3


                        STATISTICAL/ADMINISTRATIVE INFORMATION (28 U.S.C.ss.604)                      THIS SPACE FOR COURT USE ONLY
                                (Estimates only - Check applicable boxes)

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.
[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

ESTIMATED NUMBER OF CREDITORS
   [ ] 1-15   [ ] 16-49   [ ] 50-99   [ ] 100-199   [X] 200-999   [ ] 1000-over

ESTIMATED ASSETS (in thousands of dollars)
   [ ] $0 to $50,000       [ ] $100,001 to $500,000   [ ] $1,000,001 to $10 million  [ ] $50,000,001 to $100 million
   [ ] $50,001 to $100,000 [ ] $500,001 to $1 million [X] $10,000,001 to $50 million [ ] More than $100 million

ESTIMATED LIABILITIES (in thousands of dollars)
   [ ] $0 to $50,000       [ ] $100,001 to $500,000   [ ] $1,000,001 to $10 million  [ ] $50,000,001 to $100 million
   [ ] $50,001 to $100,000 [ ] $500,001 to $1 million [X] $10,000,001 to $50 million [ ] More than $100 million


                                                                                                                             FORM B1

VOLUNTARY PETITION        PAGE 2                                      Name of Debtor(s):

       (This page must be completed and filed in every case)          Ultrafem, Inc.

                     PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (If more than one, attach additional sheet)

Location where filed                           Case Number                                                Date Filed
   N/A

        PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER, OR AFFILIATE OF THE DEBTOR (If more than one, attach additional sheet)

Name of Debtor                                                        Case Number                         Date Filed
   N/A

Relationship                                                          District                            Judge

                                   SIGNATURES

            SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)

I declare under penalty of perjury that the information provided in this petition is true and correct. (If Petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7) I am aware that I may proceed under 7 11, 12, 13 of title 11 United States Code, understands the relief available under each such chapter, and choose to proceed under chapter 7.

I request relief in accordance with the chapter of title 11. United States Code, specified in this petition.

x
-------------------------------------------------
Signature of Debtor

x
-------------------------------------------------
Signature of Joint Debtor

-------------------------------------------------
PHONE NUMBER (If not represented by attorney)


-------------------------------------------------
Date
             SIGNATURE OF ATTORNEY

x  /s/ Albert Togut
-------------------------------------------------
Signature of Attorney for Debtor(s)
Albert Togut (AT-9759)
PRINTED NAME OF ATTORNEY FOR DEBTOR(S)
Togut, Segal & Segal
FIRM NAME
One Penn Plaza
Suite 3335
New York, New York 10119
ADDRESS
(212) 594-5000
TELEPHONE NUMBER
April 1, 1998
-------------------------------------------------
Date

                                   EXHIBIT A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 and is requesting relief under Chapter 11)

[X]  Exhibit "A" is attached and made a part of this petition

                                   EXHIBIT B
 (To be completed by attorney for individual chapter 7 debtor(s) with primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition declare that I have informed the petitioner that (he, she or they) may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter.

x
-------------------------------------------------     --------------------
Signature of Attorney for Debtor(s)                           Date

                  SIGNATURE(S) OF DEBTOR(S)(INDIVIDUAL/JOINT)


I declare under penalty of perjury that the information provided in this petition is true and correct and the filing of this petition on behalf of the debtor has been authorized.

X              See attached annex
-------------------------------------------------
Print or Type Name of Authorized Individual

               See attached annex
-------------------------------------------------
Title of Individual Authorized by Debtor to File this Petition

               See attached annex
-------------------------------------------------
Date

             SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER

I certify that I am a bankruptcy petition preparer as defined in 11
U.S.C. ss.110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

-------------------------------------------------
Printed or Typed Name of Bankruptcy petition
Preparer

-------------------------------------------------
Social Security Number

-------------------------------------------------

-------------------------------------------------
Address                                 Tel. No.

 ..................................................................

 ..................................................................

 ..................................................................

Names and Social Security number of all other individuals who prepared or assisted in preparing this document:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person.

X
-------------------------------------------------
   Signature of Bankruptcy Petition Preparer


-------------------------------------------------
Date


A bankruptcy petition preparer's failure to comply with the provision of Title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C ss.110; 18 U.S.C. ss.156

          ANNEX "A" TO VOLUNTARY CHAPTER 11 PETITION OF ULTRAFEM, INC.


                  I declare, under penalty of perjury, that the information provided in this petition is true and correct, and that the filing of this petition on behalf of Ultrafem, Inc. has been authorized.


DATED:        April 1, 1998

                                            ULTRAFEM, INC.,

                                            By:

                                            /s/
                                            -----------------------------------
                                            Dori M. Reap
                                            Office of the Chief Executive;
                                            Senior Vice President of Finance and
                                            Administration;  Secretary and Chief
                                            Financial Officer




                                            /s/
                                            -----------------------------------
                                            Tonya G. Hinch
                                            Office of the Chief Executive;
                                            Senior Vice President, Marketing
                                            and Sales

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------------------------X
                                                      :
In re:                                                :  Chapter 11 Case No.
                                                      :
ULTRAFEM, INC.,                                       :
                                                      :
                                            Debtor.   :
                                                      :
Employer Tax Identification No. 33-0435037            :
                                                      :
-------------------------------------------------------X

                       INDEX OF DOCUMENTS FILED WITH AND
                      INCORPORATED IN CHAPTER 11 PETITION


EXHIBIT 1: JOINT AFFIDAVIT OF DORI M. REAP AND TONYA G. HINCH UNDER LBR 1007-2 OF THE SOUTHERN DISTRICT OF NEW YORK

EXHIBIT 2:        OFFICERS' CERTIFICATE OF RESOLUTIONS OF BOARD OF DIRECTORS

EXHIBIT 3:        LIST OF FIVE LARGEST CREDITORS ASSERTING SECURITY
                  INTERESTS

EXHIBIT 4:        LIST OF CREDITORS HOLDING THE TWENTY LARGEST UNSECURED
                  CLAIMS

EXHIBIT 5:        STATEMENT OF ASSETS AND LIABILITIES

EXHIBIT 6:        SCHEDULE OF PREMISES OWNED, LEASED OR HELD UNDER OTHER
                  ARRANGEMENTS

EXHIBIT 7:        SCHEDULE OF PENDING LITIGATION

EXHIBIT 8:        LIST OF DEBTOR'S SENIOR MANAGEMENT

EXHIBIT 9:        SCHEDULE OF PROJECTED CASH RECEIPTS AND DISBURSEMENTS

EXHIBIT 10:       CERTIFICATION OF MAILING LIST

                                                                    EXHIBIT "1"

TOGUT, SEGAL & SEGAL
Proposed Attorneys for Debtor and
  Debtor-in-Possession
One Penn Plaza
New York, New York 10119
(212) 594-5000
Albert Togut (AT-9759)
Frank A. Oswald (FAO-1223)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------X
                                                        :
In re:                                                  :  Chapter 11 Case No.
                                                        :
ULTRAFEM, INC.,                                         :
                                                        :
                                            Debtor.     :
                                                        :
Employer Tax Identification No. 33-0435037              :
                                                        :
---------------------------------------------------------X


                      JOINT AFFIDAVIT OF DORI M. REAP AND
               TONYA G. HINCH UNDER LOCAL BANKRUPTCY RULE 1007-2


STATE OF NEW YORK                     )
                                      )  ss.:
COUNTY OF NEW YORK                    )


                  Dori M. Reap and Tonya G. Hinch, being duly sworn, depose and say:

                  1. We constitute the Office of the Chief Executive of Ultrafem, Inc., ("Ultrafem" or the "Debtor"), the above-named debtor corporation. We submit this affidavit in accordance with Local Bankruptcy Rule 1007-2 and in support of the Debtor's voluntary petition

("Chapter 11 Petition") for relief under Chapter 11, Title 11, United States Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code").

                  2. Ultrafem is a women's health care company, whose common stock ("Common Stock") is traded on NASDAQ. Prior to filing the Chapter 11 Petition, Ultrafem's business strategy was to design, manufacture and market proprietary products based on its patented SoftCup(R) Technology developed for the high potential, underserved segments of the women's health care market. The SoftCup(R) Technology is a physical barrier-type vaginal device which enhances the comfort, functionality and effectiveness of products used by women in feminine protection, contraception, the prevention of sexually transmitted diseases, and in the treatment of vaginal infections. The commercial products employing the SoftCup(R) Technology are disposable, single use, universal size and are made from a soft, inert, thermoplastic material which becomes more pliable at body temperature and which molds to fit the individual users anatomy. The Debtor's products target women of reproductive age and are intended to be sold over-the-counter ("OTC") without a prescription.

                  3. The United States market for feminine protection protects is $2 billion (AC Nielsen 1997) and the market for contraceptive products such as condoms, oral contraceptives, diaphragms and implantable contraceptive devices generates approximately $2 billion in annual revenues (based on Theta Corporation, 1994). It is estimated that the domestic and international feminine protection markets in developed countries exceed $9 billion annually.

                  4. The Debtor's feminine protection product, INSTEAD(R), represents one of the most significant recent technological developments for feminine protection; it has several distinct benefits when compared to other feminine protection products currently available.

                  5. The Debtor's business strategy has been to develop and market proprietary products based on its patented SoftCup(R) Technology. The key elements of this strategy are to (i) continue the launch and provide ongoing support of INSTEAD(R) in the United States; (ii) develop and submit for the United States Food and Drug Administration ("FDA") clearance or pre-market approval products based upon the SoftCup(R) Technology for the women's health care product arena; and (iii) pursue strategic alliances with multi-national consumer product and pharmaceutical companies for national and international marketing, sales and distribution.

                  6. The Debtor has obtained FDA clearance and is marketing INSTEAD(R) in the United States. INSTEAD(R) may also be marketed in each of Belgium, Canada, Denmark, Finland, France, Germany, Italy, the Netherlands, Spain, Sweden, Switzerland and the United Kingdom subject to compliance with applicable international labeling laws and United States export requirements. Approximately 105 million women between the ages of 18 and 54 use feminine protection products in Europe and represent the Debtor's target user group in this market. Other developed markets, including Canada, Latin America, Mexico and Asia (other than India and China) present a combined population in excess of 200 million potential users.

                  7. INSTEAD(R) is produced at the Debtor's manufacturing facility in Missoula, Montana using a patent-pending process. The facility currently has two semi- automated lines which can have a capacity of approximately 4,000,000 units per month on a three shift basis. The Debtor leases the office and manufacturing space in Missoula which contains a controlled environment module which secures the manufacturing equipment. The Debtor estimates that it has produced an aggregate of approximately 50 million INSTEAD(R) SoftCups.

                  8. In the Fall, 1996, the Debtor initiated the launch of INSTEAD(R) in the Pacific Northwest, and in Spring, 1997 expanded distribution to the remaining Western United States. In the first half of 1997, the Debtor began to distribute INSTEAD(R) on a national basis with Target and Walgreens, and continued its expansion into selected national chain drug stores during the remainder of 1997.

                  9. The initial launch of INSTEAD(R) was funded by a public offering in February, 1996 and a secondary financing in November, 1996. However, as set forth in public documents filed with the Securities and Exchange Commission, to continue to market and distribute INSTEAD(R) and to develop and eventually bring other women's health care products to market, additional financing was required. Therefore, the Debtor continued to explore potential transactions to raise capital, including traditional lending transactions, equity investments and other financing alternatives. In mid-December, 1997, it became evident that an expected financing arrangement would not be consummated, and the Debtor continued to explore other financing alternatives, including an equity infusion or a sale of the company assets or distribution rights. Although several parties expressed interest in some form of funding transaction, no offer materialized.

                  10. Accordingly, given the company's limited liquidity, the Debtor determined that it was in the best interests of its creditors, stockholders and estate to file a voluntary Chapter 11 petition to preserve, maintain and maximize the value of its assets. The Debtor believes that, under the auspices of Chapter 11, it will be able to consummate a transaction based upon third parties' interest in the company's operations and assets, that will enable the Debtor to propose a Chapter 11 plan that provides maximum recoveries to all constituencies.

                  11. No prior case under Chapter 7 or 13 of the Bankruptcy Code has been filed by or against the Debtor.

                  12. Upon information and belief, no committee of creditors, equity security holders, or other similar party-in-interest of the Debtor has been organized prior to the commencement of this case.

                  13. Attached to the Chapter 11 Petition as Exhibit "3" is a list of the names and addresses of the Debtor's five largest creditors who assert a security interest and lien on property owned by the Debtor and a description of the purported collateral.

                  14. A list of the Debtor's creditors holding the 20 largest unsecured claims is attached to the Chapter 11 Petition as Exhibit "4." The list is prepared in accordance with Rule 1007(d) of the Federal Rules of Bankruptcy Procedure for filing in this Chapter 11 case. This list does not include (1) any persons defined as an "insider" pursuant to Section 101(31) of the Bankruptcy Code, or (2) such creditors asserting a security interest in and lien on assets of the Debtor, without prejudice to the Debtor's rights to assert at a later date that the value of the assets of the Debtor constituting the alleged collateral in relation to the amount of such creditor's claim results in such creditor holding an unsecured deficiency claim.

                  15. An audited pro forma book value summary of the Debtor's assets and liabilities as of February 28, 1998, consistent with generally accepted accounting principles as applied consistently by the Debtor is annexed to the Chapter 11 Petition as Exhibit "5."

                  16. The Debtor's Common Stock is publically held and traded on NASDAQ. There are 8,557,003 shares of Common Stock issued and outstanding.

                  17. The following is a list of the number of shares of Common Stock held by the Debtor's current officers and directors:

      Name              Shares (1)


 Richard A. Cone          20,000
 Joy Vida Jones            7,500
 Martin Nussbaum          16,225
 John W. Andersen        462,140
 Dori M. Reap            120,000
 Tonya G. Hinch           60,000


                   18. Upon information and belief, no property of the Debtor is in the possession or custody of any custodian, public officer, mortgagee, pledgee, assignee of rents, or secured creditors or agent for any such person.

                   19. Attached to the Chapter 11 Petition as Exhibit "6" is a schedule setting forth a list of premises owned, leased or held under other arrangement from which the Debtor operates its business.

                   20. The Debtor's assets are located at the premises set forth in the schedule annexed to the Chapter 11 Petition as Exhibit "6."

                   21. The Debtor maintains its legal and corporate records at 130 West 42nd Street, Suite 1103, New York, New York 10036. The Debtor maintains its accounting books and records at the same address as well as at 1600 North Avenue, Missoula, Montana 59801.


--------

 (1) This list includes equity interest represented by unexercised warrants and stock options.

                   22. The Debtor does not hold any assets outside the territorial limits of the United States.

                   23. Attached to the Chapter 11 Petition as Exhibit "7" is a list of each action or proceeding, pending or threatened, against the Debtor or its property where a judgment against the Debtor or a seizure of its property may be imminent.
                   24. A list of the names of the senior management engaged in the operations of the Debtor, their tenure with the Debtor, and a brief summary of their relevant responsibilities is attached to the Chapter 11 Petition as Exhibit "8."
                   25. The Debtor desires to continue in the operation of its business and the management of its property as a debtor-in-possession under Sections 1107 and 1108 of the Bankruptcy Code, and in connection therewith submits the following information:

                           a. The Debtor estimates the payroll to employees
(exclusive of officers, directors and stockholders) will aggregate approximately $47,000 for the 30 day period following the timing of the Chapter 11 petition.

                           b. The Debtor estimates that payroll for services
provided by officers of the Debtor will aggregate approximately $38,400 for the 30 day period following the filing of the Chapter 11 petition. Non-officer directors and stockholders will not receive compensation during this period.

                   26. Attached to the Chapter 11 Petition as Exhibit "9" is a schedule setting forth for the 30-day Period following the filing of the Debtor's Chapter 11

                           [Concluded on next page]
petition the estimated cash receipts and disbursements, estimated net cash gain or loss, and estimated accrued but unpaid obligations other than professional fees.

                   27. In accordance with Local Bankruptcy Rule 1007-2(e), the Debtor, simul taneously with the filing of this petition, shall submit a proposed case conference order.


                                    /s/ Dori M. Reap
                                     -----------------------------------
                                    Dori M. Reap
                                    Office of the Chief Executive;
                                    Senior Vice President of Finance and
                                    Administration; Secretary and Chief
                                    Financial Officer

                                                     - and -



                                    /s/ Tonya G. Hinch
                                    ------------------------------------------
                                    Tonya G. Hinch
                                    Office of the Chief Executive;
                                    Senior Vice President, Marketing and Sales



Sworn to before me this
31st day of March, 1998.





-------------------------------
Notary Public

                                                                    EXHIBIT "2"



                                 ULTRAFEM, INC.

                          CERTIFICATION OF RESOLUTIONS


                   The undersigned, constituting the Office of the Chief Executive of Ultrafem, Inc., a Delaware corporation (the "Corporation"), do hereby certify that the Board of Directors of the Corporation adopted the following resolutions at a duly held special meeting of the Board of Directors held on April 1, 1998, and that they have not been modified or rescinded and are still in full force and effect:

                   "RESOLVED, that in the judgment of the Board of Directors, it is desirable and in the best interest of the Corporation, its creditors, stockholders and other interested parties, that a petition be filed by the Corporation, seeking relief under the provisions of Chapter 11 of Title 11, United States Code, 11 U.S.C. ss.ss. 101 et seq.; and it is further"

                   "RESOLVED, that the Office of the Chief Executive and any Senior Vice President of the Corporation or an officer designated by the Office of the Chief Executive and any Senior Vice President be, and each of them hereby is, authorized and directed, on behalf of and in the name of the Corporation, to execute and verify such a petition and to cause same to be filed with the United States Bankruptcy Court for the Southern District of New York at such time as the officer executing that petition on behalf of the Corporation shall determine; and it is further"

                   "RESOLVED, that the Office of the Chief Executive and any Senior Vice President of the Corporation, and such other officers as he or she shall from time to time designate, on behalf of the Corporation be, and they hereby are, authorized to execute and file the petition, schedules, lists and other papers and to take any and all action which they may deem necessary or proper in the Chapter 11 case; and it is further"

                   "RESOLVED, that the Corporation shall retain the firm of Togut, Segal & Segal as bankruptcy and reorganization counsel to the Corporation under a general retainer in connection with the aforesaid reorganization case and for all other relevant purposes; and it is further"

                   "RESOLVED, that the Office of the Chief Executive and any Senior Vice President of this Corporation, and such other officers as he or she shall from time to time designate, on behalf of the Corporation be, and they hereby are, authorized and directed to execute and deliver such documents and take such actions necessary and desirable to carry out the intent of the foregoing resolutions, the execution and delivery of any such documents, or the taking of any such action, to be conclusive evidence of the Board of Director's approval thereof."

                   IN WITNESS WHEREOF, we have hereunto set our hand this 1st day of April, 1998.

 /s/
--------------------------------------------------------------
Dori M. Reap,
Office of the Chief Executive;
Senior Vice President of Finance and
Administration; Secretary and Chief Financial
Officer

 /s/
--------------------------------------------------------------
Tonya G. Hinch,
Office of Chief Executive;
Senior Vice President,
Marketing and Sales

                                                                    EXHIBIT "3"



                                 ULTRAFEM, INC.


          LIST OF FIVE LARGEST CREDITORS ASSERTING SECURITY INTERESTS


NONE.

                                                                    EXHIBIT "4"

                                ULTRAFEM, INC.2

                   SCHEDULE OF 20 LARGEST UNSECURED CREDITORS


 NAME, ADDRESS                                                                                              **APPROXIMATE
 AND TELEPHONE NO.                              CONTACT          NATURE OF CLAIM                          AMOUNT OF CLAIM
 OF CREDITOR
-------------------------------------- ------------------------ --------------------------------- --------------------------------
 Bozell Direct Response                 Joanne Davis             Advertising /Marketing                       4,261,184.28
 40 West 23rd Street
 New York, NY  10010
 (212) 727-5307

 Remmele Engineering                    Bill Iacoe               Construction                                 1,665,795.00
 10 Old Highway 8 S.W.
 New Brighton, MN  55112
 (612) 635-4100

 MGR, Inc.                              Micky Jardon             Trade                                        1,450,721.57
 372 Danbury Road
 Wilton, CT  06897-2530
 (203) 761-6230

 Bozell WW NY Advertising               Joanne Davis             Advertising/Marketing                        1,339,980.10
 40 West 23rd Street
 New York, NY  10010
 (212) 727-5307

 Montana Board of Science               Bobbie Pomroy            10.5% Convertible Debenture                    700,000.00
  and Technology Development
 P.O. Box 200501
 Helena, MT 59620-0501

 Meridian Consulting                    Brenda Eli               Trade
 274 Riverside Avenue                                                                                           348,789.02
 Westport, CT  06880
 (203) 221-8033

 KRC Research                           Steve Lombardo           Market Research                                160,793.53
 40 West 23rd Street
 New York, NY  10010
 (212) 727-5307

--------
 2                  The information contained herein shall not constitute an
                    admission by the Debtor. The Debtor reserves the right to
                    challenge the priority, nature, among or status of any
                    claim or interest.





 Liberty Tool & Mfg. Co.                Edmund Ziegler           Trade                                          132,378.00
 4201 Seltice Way                       Kim Ziegler
 Coeur D'Alene, ID  83814
 (208) 765-6938

 Bozell Sawyer Miller Group             Joanne Davis             Advertising/ Marketing                          97,289.26
 40 West 23rd Street
 New York, NY  10010
 (212) 727-5307

 New Dimension                          Accounting               Trade                                           94,762.56
 260 Spagnoll Road
 Melville, NY 11747
 (516) 694-1358

 AC Nielsen                             Carolyn Cacciola         Trade                                           87,144.88
 PO Box 101589
 Atlanta, GA  30392-1589
 (212) 583-2218

 Belk Mignogna Assoc. Ltd.              Judi Goldhand            Professional Fees                               86,297.51
 373 Park Avenue South
 New York, NY  10016
 (212) 684-7060

 Quintiles BRI, Inc.                    Robin Carlson            Consulting Services                             72,578.90
 PO Box 8900062                                  or
 Charlotte, NC  28289-0062              James Mannion
 (310) 548-1549 RC
 (919) 941-7197 JM

 Dickstein Shapiro & Marin LLP          Don Gregory              Professional Fees                               72,475.05
 2101 L Street NW
 Washington, D.C. 20037
 (202) 828-2274

 Marketing Drive                        Mark Timbrell            Trade                                           64,954.00
 1 Thames Wharf, Rainville Road
 London W6 9HA
 +44 (0)171 386 9163

 Mid-States Corp.                       Peter Bartolini          Trade                                           60,425.30
 3245 Holman Avenue So.
 Chicago Heights, IL 60411-5599

 Alpha One, Inc.                        Alan Thresher            Professional Fees                               56,847.00
 P.O. Box 2900
 Memphis, TN 38101
 (203) 221-8033

 Palmer Electric                        Larry Palmer             Trade                                           55,000.00
 2407 Havre
 Missoula, MT 59801






 Supermarkets On Line                   David Rochon             Advertising & Marketing                        52,000.00
 500 West Putnam Avenue                                          Services
 Greenwich, CT 06830
 (203) 622-2102

 PL Thomas Group                        Phil Thomas              Professional Fees                              50,646.43
 2 N. Riverside Plaza
 Suite 1760
 Chicago, Il 60606
 (312) 906-8060

                                                                    EXHIBIT "5"

                                 ULTRAFEM, INC,

                     UNAUDITED PROFORMA BOOK VALUE SUMMARY
               OF ASSETS AND LIABILITIES AS OF FEBRUARY 28, 1998



 ASSETS
                          Cash & Cash Equivalents                                     $              545,592
                          Accounts Receivable-less allowance for doubtful                            674,578
                          accounts
                              of $75,000.00
                          Inventory                                                                4,452,328
                          Prepaid Marketing and Other Current Assets                               1,047,897
                          Property and Equipment-net                                              10,545,885
                          Other Assets-net                                                         1,144,367

                                                                                      ----------------------
                          Total Assets                                                $           18,410,647
                                                                                      ======================

 LIABILITIES
                          Accounts Payable                                            $            9,495,403
                          Accrued Expenses and Other Liabilities                                   6,293,966
                          Current portion -- Long-Term Debt                                          250,000
                          Long-Term Debt                                                             450,000
                          Other Liabilities                                                          185,776

                                                                                      ----------------------
                          Total Liabilities                                           $           16,675,145
                                                                                      ======================

                                                                    EXHIBIT "6"

                                 ULTRAFEM, INC.

                       SCHEDULE OF PREMISES OWNED, LEASED
                       AND HELD UNDER OTHER ARRANGEMENTS

                                Leased Premises


          LESSOR                                                  USE OF PREMISES AND LOCATION
-------- ------------------------------------------------------- -------------------------------------------------------
 1        American Properties as an agent for                     Corporate office located at 130 W.
          Lavoisier Properties Corp.                              42nd Street, Suite 1103, NY,  NY
          130 West 42nd Street
          NY, NY 10036
-------- ------------------------------------------------------- -------------------------------------------------------
 2        Western Trade Center                                    Plant/Warehouse located at 1600
          PO Box 8182                                             North Avenue, Missoula, MT 59801
          Missoula, MT  59807
-------- ------------------------------------------------------- -------------------------------------------------------
 3        Shelter West Inc.                                       Administrative Office located at
          PO Box 4746                                             619 SW Higgins Avenue, Suite B
          Missoula, MT 59806                                      Missoula, MT  59801
-------- ------------------------------------------------------- -------------------------------------------------------
 4        GE Capital Modular Space                                Plant/Warehouse located at
          PO Box 641595                                           1600 North Avenue
          Pittsburgh, PA 15264-1595                               Missoula, MT  59801
-------- ------------------------------------------------------- -------------------------------------------------------
 5        Morgan and Sampson                                      Public warehouse  located at 1651
          1651 S. Carlos Avenue                                   Ontario, CA  91761, which stores
          Ontario, CA  91761                                      inventory
-------- ------------------------------------------------------- -------------------------------------------------------
 6        Healthgate Property Management                          Ultrafem UK Office located at 50/52
          County Mark House Ltd.                                  Regent Street, Office No. 5, 2nd Flr.,
          50 Regent Street                                        London W1R 6LP, England
          London, England W1R 6LP
          Contact:  Gunilla Frier
-------- ------------------------------------------------------- -------------------------------------------------------
 7        Landau & Landau                                         Ultrafem UK Corporate Apartment
          36 Seymour Street                                       located at 13 Healthcroft Hampstead
          London W1H 5WD                                          Way, London NW11 7HH, England
-------- ------------------------------------------------------- -------------------------------------------------------

          LESSOR                                                  USE OF PREMISES AND LOCATION
-------- ------------------------------------------------------- -------------------------------------------------------
 8        Rudie Wilhelm Warehouse Co.                             Public warehouse located at 2400
          PO Box 22226                                            South East Mailwell Drive,
          Milwaukee, OR  97222-0226                               Milwaukee, OR  97222, which
                                                                  stores inventory
-------- ------------------------------------------------------- -------------------------------------------------------
 9        John Jeffery Corporation                                Public warehouse located at 50
          PO Box 697                                              Heller Road, Belmar, NJ 21227,
          Bellmawr, NJ 21227                                      which stores inventory
-------- ------------------------------------------------------- -------------------------------------------------------
 10       Morgan & Sampson Pacific                                Public warehouse located at 429C
          429 C Waiakamike Road                                   Walakamilo Road, Honolulu, Hawaii
          Honolulu, HI 96817                                      96817, which stores inventory
-------- ------------------------------------------------------- -------------------------------------------------------
 11       Richlund and Associates                                 Telephone equipment located at
          2050 Bluestone Drive                                    1600 North Avenue, Missoula, MT
          Saint Charles, MO 63303                                 59801
-------- ------------------------------------------------------- -------------------------------------------------------

                                                                    EXHIBIT "7"

                                 ULTRAFEM, INC.


                               PENDING LITIGATION


                   1. Audrey Contente vs. Ultrafem, Inc., John W. Andersen, Charles D. Peebler, Jr., Martin Nussbaum, Richard A Cone, Joy V. Jones, and Barrie Zesiger, Complaint No. 98 CIV 0912, pending in United States District Court Southern District of New York, alleging wrongful, unlawful and discriminatory conduct.

                   2. Lynn E. McNeill-Ayele and Geachew Ayele vs. Ultrafem, Inc., a Delaware Corporation, Longs Drugs Stores, Inc., a California corporation, and DOES 1 through 100 inclusive, Complaint No. 97AS05702, pending in the Superior Court of the State of California in and for the County of Sacramento, alleging personal injury.

                   3. Earl Pruyn, M.D. vs. Ultrafem, Inc., a Delaware Corporation, John W. Andersen, Charles D. Peebler, Jr., Audrey Contente, Joy Vida Jones, Martin Nussbaum, Richard A. Cone, Barrie Zesiger, Case No. CV 97-149-M-LBE, pending in the United States District Court for the District of Montana, Missoula Division, relating to 10% Subordinated Convertible Debentures.

                   4. Philip Berliner on behalf of himself and all other shareholders of Ultrafem, Inc. Similarly situated vs. Ultrafem, Inc., John W. Anderson, Audrey Contente, Dori M. Reap, Tonya G. Hinch, Gary Nordmann, Wendell Guthrie, Richard A. Cone, Joy Vida Jones, Martin Nussbaum, Charles D. Peebler, Jr. and Barrie Zesiger, Complaint No. 98 CIV 1977, pending in the United States District Court Southern District of New York, relating to $40 million public offering of 2 million shares of common stock.

                      John Magnan, on behalf of himself and all others similarly situated vs. Ultrafem, Inc., John W. Anderson, Audrey Contente and Dori M. Reap, Complaint No. 98 CIV 1900, pending in the United States District Court for the Southern District of New York.

                                                                    EXHIBIT "8"


                                 ULTRAFEM, INC.

                LIST OF SENIOR MANAGEMENT ENGAGED IN OPERATIONS




 EMPLOYEE                         TENURE WITH DEBTOR             POSITION & RESPONSIBILITIES
-------------------------------- ------------------------------- ----------------------------------------
 Dori M. Reap                     2 years, 8 months              Office of the Chief Executive;
                                  2 months current               Senior Vice President of
                                  position                       Finance and Administration;
                                                                 Chief Financial Officer and
                                                                 Secretary.  Responsible for all
                                                                 financial matters of Debtor.
-------------------------------- ------------------------------- ----------------------------------------
 Tonya G. Hinch                   2 years, 5 months              Office of the Chief Executive;
                                  2 months current               Senior Vice President,
                                  position                       Marketing and Sales.
                                                                 Responsible for all marketing
                                                                 and sales matters of Debtor.
-------------------------------- ------------------------------- ----------------------------------------

                                                                    EXHIBIT "9"

                                 ULRAFEM, INC.

               THIRTY DAY PROJECTED CASH FLOW ESTIMATES ($000'S)



--------------------------  -------------- --------------- --------------- ---------------- ---------------
 Week Ending                    5 April        12 April        19 April        26 April         5 May
--------------------------  -------------- --------------- --------------- ---------------- ---------------
 Beginning Cash                  292.9          197.2           180.9           161.5           119.6
--------------------------  -------------- --------------- --------------- ---------------- ---------------
 Receipts                         10.0           10.0            10.0            10.0            10.0
--------------------------  -------------- --------------- --------------- ---------------- ---------------
 Cash                           (105.7)         (26.3)          (29.4)          (51.9)          (71.7)
 Disbursements
--------------------------  -------------- --------------- --------------- ---------------- ---------------
 Ending Balance                  197.2          180.9           161.5           119.6            57.9
--------------------------  -------------- --------------- --------------- ---------------- ---------------

--------------------------  -------------- --------------- --------------- ---------------- ---------------

(1) Estimate and subject to increase from additional account receivable collections.

                                                                   EXHIBIT "10"

                                 ULTRAFEM, INC.

                         CERTIFICATION OF MAILING LIST


                   Dori M. Reap and Tonya G. Hinch, constituting the Office of the Chief Executive of Ultrafem Inc., the above named debtor (the "Debtor"), hereby certify, under the penalties of perjury, that, to the best of our knowledge, the information set forth on the diskette submitted herewith is in the form and to the specifications required by LBR 1007-1 and is a true, complete and correct list of the names and post office addresses, including zip codes, of the Debtor's creditors, the Debtor, the Debtor's attorneys, the Acting United States Trustee and, if a debt is owing to the United States, then to the particular agency or department, if known, to which such debt is owing.

 Dated:            New York, New York
                   April 1, 1998


 ULTRAFEM, INC.
 DEBTOR AND DEBTOR-IN-POSSESSION


                                           By:  /s/
                                                   ----------------------------
                                                   Dori M. Reap

                                           Office of the Chief Executive;
                                           Senior Vice President of Finance and
                                           Administration; Secretary and Chief
                                           Financial Officer

                                                        -and-

                                           By:   /s/
                                                    ---------------------------
                                                    Tonya G. Hinch,
                                           Office of the Chief Executive;
                                           Senior Vice President, Marketing and
                                           Sales

 ULTRAFEM, INC.


 ULTRAFEM, INC.
 130 WEST 42ND STREET
 SUITE 1130
 NEW YORK, NY


 21ST CENTURY PLASTICS
 PO BOX 2905
 MISSOULA MT 59806


 4G PLUMBING & HEAT
 1515 WYOMING
 MISSOULA, MT 59801


 800 FLOWERS INC.
 GPO PO BOX 29901
 NEW YORK, NY 10087-9901


 AA-ADMIRALS CLUB
 PO BOX 620081
 DALLAS,TX 75262-0081


 ABBEY, GARDY & SQUITIERI, LLP
 ATTN:  JILL S. ABRAMS
 212 EAST 39TH STREET
 NEW YORK, NY 10016


 ABF FREIGHT SYSTEMS, INC.
 7 DEPOT HILL ROAD
 ENFIELD, CT 06082


 AC NIELSEN, INC.
 PO BOX 101589
 ATLANTA, GA 30392-1589

 ACE HARDWARE
 2301 BROOKS
 MISSOULA, MT 59801


 AIRDO, MARILYN
 4369 E. SANDIA STREET
 PHOENIX, AZ 85044


 ALKIT CAMERA
 866 3RD AVENUE
 NEW YORK, NY 10022


 ALLIED ELECTRONICS
 PO BOX 2325
 FORT WORTH, 7X 76113-2325


 ALPHA ONE, INC
 PO BOX 2900
 MEMPHIS, TN 38101


 AMCORE CONSUMER FINANCE
 262 NORTH PHELPS
 ROCKFORD, IL 61108


 AMERICAN STOCK TRANSFER&TRUST
 40 WALL STREET, 46TH FLOOR
 NEW YORK, NY 10005


 AMERICAN SPEEDY
 PRINTING CENTER
 101 EAST BROADWAY
 MISSOULA, MT 59802

 ANDERSEN, JOHN
 C/O LILLIE GOODRICH
 7A PATRICIA LANE
 COS COB, CT 06807


 AOE RICOH, INC.
 PO BOX 35129
 NEWARK, NJ 07193-5129


 ARENSON OFFICE FURNISHINGS
 315 EAST 62ND STREET
 NEW YORK, NY 10021


 ARENT, FOX, KINTER, PLOTKIN
 ATTN: PETER REICHERTZ
 1050 CONNECTICUT AVENUE NW
 WASHINGTON, DC 20036


 ARTCRAFT PRINTERS
 PO BOX 7665
 MISSOULA, MT 59807-7665


 AT&T EASY LINK SERVICES
 CS DRAWER 100659
 ATLANTA, GA 30384-0659


 AT&T
 PO BOX 78225
 PHOENIX, AZ 8508-8225


 AT&T CAPITAL CORP
 1 RESEARCH DRIVE, 4TH FLOOR
 WESTBORO, MA 01581

 AUTOMATIC DATA PROCESSING
 99 JEFFERSON ROAD
 PARSIPPANY, NJ 07054-0450


 AUTOMATIC DATA PROCESSING
 DEPARTMENT 651
 DENVER, CO 80271-0651


 AVALON TRANSPORTATION, INC.
 5239 SEPULVEDA BLVD., SUITE NY
 CULVER CITY, CA 90230


 BARON, JEAN
 518 W. 152ND STREET, APT. 6
 NEW YORK, NY 10031


 BATTELLE
 DEPT L 997
 COLUMBUS, OH 43260


 BELK MIGNOGNA ASSOC LTD
 373 PARK AVENUE SOUTH
 NEW YORK, NY 10016


 BELL ATLANTIC
 P.O. BOX 15124
 ALBANY, NY 12212-5124


 BELL ATLANTIC MOBILE
 PO BOX 15559
 WORCHESTOR, MA 01615-0559


 BELL ATLANTIC
 PO BOX 1100
 ALBANY, NY 12250-0001

 BERLINER, PHILIP
 C/O SCHOENGOLD & SPORN, P.C.
 233 BROADWAY
 NEW YORK, NY 10279


 BERMUDA MOTOR CAR RENTING INC.
 537 WEST 20TH STREET
 NEW YORK, NY 10011-2819


 BFI
 PO BOX 78938
 PHOENIX, AZ 85062-8938


 BISS LANCASTER PC
 69 MONMOUTH STREET
 LONDON, ENGLAND WC2H 9DG


 BJ'S METALWORK'S
 PO BOX 900
 FRENCHTOWN, MT 59834


 BLACKFOOT TECHNOLOGIES
 1800 DEFOE
 MISSOULA, MT 59802


 BLACKFOOT TECHNOLOGIES
 1800 DEFOE STREET
 PO BOX 1968
 MISSOULA, MT 59802


 BLAKESLEE, ERIN
 14582 BOWLING GREEN
 WESTMINSTER, CA 92683

 BLH POWER TOOLS, INC
 45-11 45TH STREET
 SUNNYSIDE, NY 11104


 BLOODY MARY LTD.
 121 WEST 72ND STREET
 NEW YORK, NY 10023


 BLUE CROSS BLUE SHIELD OF MT
 PO BOX 8006
 HELENA, MT 59604


 BOARD CERTIFIED
 REHAD CONSULTING
 PO BOX 8839
 MISSOULA, MT 59807


 BODIAN & EAMES, LLP
 ATTN:  ROBERT I. BODIAN, ESQ.
 450 LEXINGTON AVENUE, SUITE 3810
 NEW YORK, NY 10017


 BOISE CASCADE CORP-CONTAINER
 SPOKANE INDUSTRIAL BLDG
 N. 3808 SULLIVAN ROAD
 SPOKANE, WA 99216-1697


 BOISE CASCADE OFFICE STOP
 55 EAST GALENA
 BUTTE, MT 59701


 BOTTOMLEY, CYNTHIA
 14 THATCHER ROAD
 S. YARMOUTH, MA 02664

 BOZELL SAWYER MILLER GROUP
 C/O BOZELL WORLDWIDE, INC
 40 W. 23RD ST., ATTN: J. DAVIS
 NEW YORK, NY 10010


 BOZELL DIRECT RESPONSE
 C/O BOZELL WORLDWIDE, INC
 40 WEST 23RD STREET, ATTN: J. DAVIS
 NEW YORK, NY 10010


 BOZELL NY ADVERTISING, INC.
 C/O BOZELL WORLDWIDE, INC
 40 W. 23RD ST, ATTN: J. DAVIS
 NEW YORK, NY 10010


 BRADY, KAY
 2255 CHICKADEE
 MISSOULA, MT 59802


 BRISTOL PLAZA
 210 EAST 65TH STREET
 NEW YORK, NY 10021


 BROWN, KJ
 3805 AVE 1 #101
 AUSTIN TX 78751


 BROWNING FERRIS INDUSTRIES
 PO BOX 8449
 MISSOULA, MT 59807


 BT TELEPHONE
 ATTN: CUSTOMER ACCTS MANAGER
 PO BOX 3767 CROUCH END
 LONDON, ENGAND N8 9DQ

 BUNN COFFEE SERVICE
 51 ALPHA PLAZA
 HICKSVILLE, NY 11801


 CAREER BLAZERS LEARNING CENTER
 290 MADISON AVENUE
 NEW YORK, NY 10017


 CASANOVA, PENDRILL, INC.
 333 MICHELSON DRIVE, #300
 IRVINE, CA 92612


 CATEY CONTROLS
 PO BOX 7496
 MISSOULA, MT 59807


 CELEBRITY FOCUS, INC.
 3357 COMMERCIAL AVENUE
 NORTHBROOK, IL 60062


 CELLULAR ONE
 PO BOX 78503
 PHOENIX, AZ 85082-8503


 CF MOTOR FREIGHT/CONSOLIDATED
 PO BOX 73615
 CHICAGO, IL 60673


 CLOPAY PLASTICS
 312 WALNUT STREET
 SUITE 1600
 CINCINATTI, OH 45202

 COMPUSERVE
 DEPT. L-742
 COLUMBUS, OH 43268-0742


 COMPUTER CAR, INC
 53-02 11TH STREET
 LONG ISLAND CITY, NY 11101


 CON EDISON
 JAF STATION
 PO BOX 1702
 NEW YORK, NY 10116-1702


 CONE, RICHARD A.
 THE JOHN HOPKINS UNIV.
 3400 N. CHARLES STREET
 BALTIMORE, MD 21218


 CONFERTECH INTERNATIONAL, INC.
 12110 N PECOS STREET
 WESTMINSTER, CO 80234-2076


 CONNECTICUT GOLF CLUB, INC.
 915 BLACK ROCK TURNPIKE
 EASTON, CT 06612


 CONSOLIDATED EDISON CO.
 BANKRUPTCY GROUP
 4 IRVING PLACE, ROOM 1850
 NEW YORK, NY 10003


 CONSOLIDATED MARKET RESPONSE
 700 WEST LINCOLN, SUITE 200
 CHARLESTON, IL 61920

 CONSOLIDATED ELECTRICAL
 821 BURLINGTON AVE
 PO BOX 4426
 MISSOULA, MT 59801


 CONTENTE, AUDREY
 211 EAST 70TH STREET, #16C
 NEW YORK, NY 10021


 CONTENTECORP, INC
 C/O BERT PADELL
 156 WEST 56TH ST., 4TH FLOOR
 NEW YORK, NY 10019


 CONTINENTAL CHEF CATERING
 829 THIRD AVENUE
 NEW YORK, NY 10022


 CORPORATE EXPRESS
 PO BOX 71781
 CHICAGO, IL 60694


 COSTELLO, EDWARD P.
 288 LEXINGTON AVENUE #7A
 NEW YORK, NY 10016


 COX DIRECT
 PO BOX 74783
 CHICAGO, IL 60694-4783


 COYLE ASSOCIATES, INC.
 4 HICKORY DRIVE
 NANUET, NY 10954

 CRABTREE LEIGHLAND
 PO BOX 2825
 MISSOULA, MT 59806


 CRANE, TAWYNA
 197 N. HOBSON
 MESA, AZ 85203


 CREATIVE CATERING
 PO BOX 7696
 MISSOULA, MT 59807


 CRYSTAL MAX, INC.
 805 THIRD AVENUE, LOWER LEVEL
 NEW YORK, NY 10022


 CSC
 PO BOX 591
 WILMINGTON, DE 19899-0591


 CT KAGEL & ASSOC., INC.
 94 LONGHILL ROAD
 DEEP RIVER, CT 06417


 CULLIGAN
 2221 S. THIRD ST.
 MISSOULA, MT 59801


 CULLIGAN
 2221 SOUTH 3RD STREET
 MISSOULA, MT 59806

 D'AVICO, ELLA
 SRC 1488
 CLINTON MT 59825


 DAMONE, JOSEPH
 C/O NORTHERN AQUATICS
 148 WEST 10TH STREET, #3D
 NEW YORK, NY 10014


 DANA-SAAD CO, INC
 N 3808 SULLIVAN, BLDG 105
 SPOKANE, WA 99612


 DAVIS INSTRUMENTS
 4701 MT HOPE DRIVE
 BALTIMORE, MD 21215


 DEERFIELD URETHANE
 PO BOX 751857
 CHARLOTTE, NC 28275-1857


 DELAWARE FILM & TAPE VAULT CO
 FIRST STATE PRODUCTION CENTER
 1500 FIRST STATE BLVD.
 WILMINGTON, DE 19804-3596


 DELOITTE & TOUCHE
 ATTN: STEVE GALLUCCI
 2 WORLD FINANCIAL CENTER
 NEW YORK, NY 100281-1414


 DENNIS S. DOBSON, INC
 1522 MILL PLAIN ROAD
 FAIRFIELD, CT 06430

 DENNYS COPY STOP
 2330 S. HIGGINS AVE
 MISSOULA, MT 59803


 DEPOSITORY TRUST CO
 55 WATER STREET
 NEW YORK, NY 10041


 DEVELOPAK
 2515-1 PIONEER AVE
 VISTA, CA 92083


 DHL AIRWAYS, INC
 PO BOX 76016
 PHOENIX, AZ 85062-8016


 DIAL CAR, INC.
 2104 AVENUE X
 BROOKLYN, NY 11235


 DICKSTEIN, SHAPIRO, & MORIN LLP
 2101 L STREET NW
 WASHINGTON DC 20037


 DISCLOSURE INFO CENTERS, INC.
 PO BOX 360922
 PITTSBURGH, PA 15251-6922


 DIVERSIFIED PLASTICS
 3721 GRANT CREEK ROAD
 MISSOULA, MT 59802


 DMHD, INC
 219 60TH STREET
 NEW YORK, NY 10022

 DMS TRAVEL, INC.
 317 MADISON AVENUE #811
 NEW YORK, NY 10017
 GUILIE M.


 E. SOREN DIAZ, ESQ.
 JACOBY & MEYERS
 2500 VENTURE OAKS WAY
 SUITE 375
 SACRAMENTO, CA 95833


 EARL PRUYN, M.D.
 C/O GARLINGTON LOHN & ROBINSON
 199 WEST PINE
 P.O. BOX 7909
 MISSOULA, MT 59807

 EARLY BIRD COURIER SERVICE LLC
 65 WEST 36TH STREET, 2ND FLOOR
 NEW YORK, NY 10018


 ECOLAB
 PO BOX 6007
 GRAND FORKS, ND 58206


 ELECTRO SERVICE CENTER
 101 S CATLIN
 PO BOX 4387
 MISSOULA, MT 59801


 ELMORE, LARRY
 25 WEST 15TH STREET, #4
 NEW YORK, NY 10011

 ERICKSON, TINA
 323 QUINCY ST, APT 3
 HANCOCK, MI 49930


 EXCEL MEDIA SYSTEMS, INC
 36 WEST 25TH STREET
 NEW YORK, NY 10010


 FAMILIAN NORTHWEST
 3843 BROOKS STREET
 MISSOULA, MT 59801


 FASTERNERS, INC,
 3010 WEST BROADWAY
 MISSOULA, MT 59802


 FEDERAL EXPRESS CORP
 PO BOX 1140
 MEMPHIS, TN 38101-1140


 FISHER SCIENTIFIC
 DEPT 587362
 PO BOX 360153
 PITTSBURGH, PA 15250


 FISHER, BILL
 14000 HELLGATE LANE
 TURAH, MT 59825


 FLETCHER, RENEE
 3822 VINCENT AVE N
 MINNEAPOLIS, MN 55412

 FOSTER MORGAN CONSULTING GROUP
 ATTN: RUTH MORGAN
 WATERDOWN, DENNE PARK, HORSHAM
 WEST SUSSEX, ENGLAND RH 137AY


 FRANK RUSSEL CO, INC
 PO BOX 1616
 TACOMA, WA 98401


 FREEMAN DECORATION CO
 PO BOX 650036
 DALLAS, TX 75265-0036


 GARLINGTON, LOHN & ROBINSON
 ATTN:  W. DENNIS STARKEL, ESQ.
 199 WEST PINE
 P.O. BOX 7909
 MISSOULA, MT 59807


 GAVERN, ARLENE
 62 SNOOK ST
 SCRANTON, PA 18505


 GE CAPITAL CORP
 PO BOX 641595
 PITTSBURGH, PA 15264


 GLANZBERG, HELENE
 20 WEST 22ND STREET, #801
 NEW YORK, NY 10010


 GLOBAL TRAVEL
 2650 BROOKS, SUITE 1
 MISSOULA, MT 59801

 GOLD'S GYM
 2800 S. RESERVE
 MISSOULA, MT 59801


 GOODRICH, LILLIE
 7A PATRICIA LANE
 COS COB, CT 06807


 GORDON-PRILL DRAPES, INC
 PO DRAWER 5567
 MISSOULA, MT 59806


 GOTHAM
 BOWATER HOUSE
 68 KNIGHTSBRIDGE
 LONDON, ENGLAND SW1X 7LJ


 GUARENTEE RECORDS MGMT
 215 COLES STREET
 JERSEY CITY, NJ 07310


 GUTHRIE, WENDELL
 C/O ULTRAFEM, INC.
 1600 NORTH AVENUE
 MISSOULA, MT 59801


 HANST, HEATHER
 PO BOX 728
 HOOD RIVER, OR 97031


 HARRIS LARSEN & ASSOC
 211 N. HIGGINS AVE
 MISSOULA, MT 59802

 HEALTHMARK
 C/O BOZELL WORLDWIDE, INC.
 40 W. 23RD ST., ATTN: J. DAVIS
 NEW YORK, NY 10010


 HEATHGATE
 105 HEATH STREET
 LONDON, ENGLAND NW36WS


 HILLIER, SHARON PHD
 DEPT OB/GYN RD-20
 945 FIELDCREST ROAD
 PITTSBURGH, PA 15238


 HINCH, TONYA
 C/O ULTRAFEM, INC.
 130 WEST 42ND STREET
 SUITE 1130
 NEW YORK, NY 10036


 HOCKFIELD & ASSOCIATES
 887 EAST WILMITTE AVENUE
 SUITE J
 PALANTINE, IL 60067


 HORN, CHERISE
 605 BLAIR AVE APT A
 HIGH POINT, NC 27260


 HPC SCIENTIFIC
 PO BOX 17376
 PORTLAND, OR 97217

 HUB CITY LA LP
 PO BOX 656
 BREA CA 92821


 HYNES SALES CO
 6526 MORRISON BLVD
 SUITE 515
 CHARLOTTE, NC 28211


 IJ WHITE CORP
 20 EXECUTIVE BLVD
 FARMINGDALE, NY 11735


 IMAGE TECH, INC
 233 SPRING STREET
 NEW YORK, NY 10013


 INTERMOUNTAIN ADMINISTRATORS
 PO BOX 4346
 MISSOULA, MT 59806


 INTERNAL REVENUE SERVICE
 INSOLVENCY UNIT/SPECIAL PROCED
 PO BOX 2899 CHURCH ST STATION
 NEW YORK, NY 10008


 INTERSTATE ALARM
 PO BOX 2130
 MISSOULA, MT 59806


 J-VON
 25 LITCHFIELD STREET
 LEOMINSTER, MA 01453

 JEFFERSON SMURFIT CO
 1050 N KENT STREET
 ST PAUL, MN 55117


 JK MOLDS INC
 2048 WEST 11TH STREET
 UPLAND, CA 91786


 JOHN-JEFFREY CORP
 PO BOX 697
 BELLMAWR, NJ 08099


 JOHNSON SYSTEM
 708 S. GRAND AVE
 PO BOX 1325
 BOZEMAN, MT 59715


 JONATHAN RINGEL, INC
 250 WEST 19TH STREET, SUITE 15C
 NEW YORK, NY 10011


 JONES PACKAGING
 8005 WOLF TEVER DRIVE
 OOLTEWAH, TN 37363


 JONES, JOY V.
 WILLKIE, FARR & GALLAGHER
 153 EAST 53RD STREET, 46TH FLR
 NEW YORK, NY 10022


 KNUDSEN, BONNIE
 BOX 347
 CHAPLIN, SASK CANADA S04040

 KRC RESEARCH & CONSULTING
 C/O BOZELL WORLDWIDE, INC
 40 W. 23RD ST., ATTN: J. DAVIS
 NEW YORK, NY 10010


 LACHMAN, WAYNE
 PRODUCTIONS, LTD
 342 MADISON AVENUE
 NEW YORK, NY 10173


 LADUE, GERE
 PO BOX 9307
 NORTH HOLLYWOOD, CA 91609


 LEHMAN BROTHERS, INC.
 3 WORLD FINANCIAL CENTER
 NEW YORK, NY 100285-1700


 LIBERTY TOOL
 4201 SELTICE WAY
 COEUR D ALENE, ID 83814


 LIGHTNER, LAURA
 1070 NW WARENTON DRIVE
 WARENTON OR 91746


 M@RS INTERNET SERVICES MT
 PO BOX 3958
 MISSOULA, MT 59806


 M@RS INTERNET
 288 EXPRESSWAY
 MISSOULA, MT 59802

 MACKENZIE PARTNERS, INC
 156 5TH AVENUE
 NEW YORK, NY 10010


 MAGNAN, JOHN
 C/O ABBEY, GARDY & SQUITIERI, LLP
 212 EAST 39TH STREET
 NEW YORK, NY 10016


 MANHATTAN FIRE & SAFETY CORP
 350 7TH AVENUE, 12TH FLOOR
 NEW YORK, NY 10001


 MANNION, JAMES
 PRINCETON UNIVERSITY
 NOTESTEIN 21 PROSPECT AVENUE
 PRINCETON, NJ 08544


 MANNY WOLF'S
 145 EAST 49TH STREET
 NEW YORK, NY 10017


 McNEILL-AYELE, LYNN & GEACHEW
 C/O JACOBY & MEYERS
 2500 VENTURE OAKS WAY
 SUITE 375
 SACRAMENTO, CA 95833


 MEDWRITES ASSOC.
 31651 AUBURN DRIVE
 BIRMINGHAM, MI 48025


 MERIDIAN CONSULTING GROUP, INC
 ATTN: BRENDA ELI
 274 RIVERSIDE AVENUE
 WESTPORT, CT 06880

 MERRILL CORPORATION
 ATTN: J. SAVITT
 CM-9638
 ST PAUL, MN 55170


 METROCALL
 210 CLAY AVENUE, 4TH FLOOR
 LYNDHURST, NJ 07071


 MGR, INC.
 ATTN: NICKY JARDON
 372 DANBURY ROAD
 WILTON, CT 06897-2530


 MID STATES CORP
 3245 HOLMAN AVE
 S. CHICAGO HEIGHTS, IL 60411


 MIDWEST MOTOR EXPRESS
 PO BOX 1496
 BISMARCK, ND 58502


 MILLER, FOSTER
 350 SECOND AVE
 WALTHAM, MA 02154


 MINOLTA BUSINESS SYSTEMS, INC
 PO BOX 29721
 NEW YORK, NY 10087-9721


 MISSION PLANT & GLASS
 1605 SOUTH AVE W
 PO BOX 4665
 MISSOULA, MT 59806

 MISSOULA TEXTILE SERVICES
 111 EAST SPRUCE
 MISSOULA, MT 59802


 MISSOULA ATHLETIC CLUB
 1311 EAST BROADWAY
 MISSOULA, MT 59802


 MMG, INC
 561 7TH AVENUE #1900
 NEW YORK, NY 10018


 MOBLEY HENSON CONSULTING, INC.
 3494 CAMINO TASSAJARA ROAD
 SUITE #430
 DANVILLE, CA 94506


 MOBLEY, LOUISE
 PO BOX 10083
 EUGENE, OR 97440


 MONTANA POWER
 40 EAST BROADWAY
 BUTTE, MT 59707


 MONTANA POWER CO
 40 E. BROADWAY
 BUTTE, MT 59701


 MONTANA DOOR
 1035 MOUNT AVENUE
 MISSOULA, MT 59801

 MORGAN & SAMPSON
 1651 S. CARLOS AVE
 ONTARIO, CA 91761


 MORGAN & SAMPSON
 10572 CALLE LEE
 LOS ALIMITOS, CA 90720


 MORGAN & SAMPSON PACIFIC
 429 C. WAIAKAMILO ROAD
 HONOLULU, HI 96817


 MORTELLARO, NANCY
 1681 CAROLINE DRIVE
 ELK GROVE VILLAGE, IL 60007


 MUTUAL ENGRAVING CO, INC.
 PO BOX 129
 WEST HEMPSTEAD, NY 11552-0129


 N.Y.S. ATTORNEY GENERAL
 BANKRUPTCY UNIT, ATTN: N. MANN
 120 BROADWAY
 NEW YORK, NY 10271


 NAPA AUTO PARTS
 1136 STRAND
 PO BOX 2640
 MISSOULA, MT 59806


 NCH PROMOTIONAL SERVICES, INC
 ATTN: CHRISTY OHALLOR
 75 TRI STATE INT'L, SUITE #400
 LINCOLNSHIRE, IL 60069

 NCH PROMOTIONAL SERVICES, INC
 PO BOX 639
 SAINT JOHN, N.B. E2S 4A5


 NEW DIMENSIONS RESEARCH CORP.
 260 SPAGNOLI ROAD
 MELVILLE, NY 11747


 NEW YORK CITY LAW DEPT
 BANKRUPTCY UNIT, ATTN K.CAHILL
 100 CHURCH STREET
 NEW YORK, NY 10007


 NEW YORK STATE DEPT. OF LABOR
 UNEMPLOYMENT INSURANCE DIV
 INSOLVENCY UNIT, ROOM 256
 ALBANY, NY 12240


 NEW YORK CITY DEPT. OF FINANCE
 BANKRUPTCY UNIT
 345 ADAMS STREET
 BROOKLYN, NY 11201


 NORDMANN, GARY
 14 BELMONT PLACE
 HUNTINGTON, NY 11743


 NORTH COAST ELECTRIC
 E 4122 MAIN
 SPOKANE, WA 99202


 NUSSBAUM, MARTIN
 SHEREFF, FRIEDMAN,
   HOFFMAN & GOODMAN, LLP
 919 THIRD AVENUE, 20TH FLOOR
 NEW YORK, NY 10022

 NY STATE DEPT. OF TAXATION
 BANKRUPTCY UNIT - BLDG 8
 W.A. HARRIMAN CAMPUS
 ALBANY, NY 12227


 OFFICE CITY
 115 WEST BROADWAY
 MISSOULA, MT 59802


 OMNICOM PAGING PLUS
 1314 NORTH RUSSELL
 MISSOULA, MT 59802


 OPTION ONE
 221 POST ROAD WEST
 WESTPORT, CT 06880


 OVERHEAD DOOR CO
 835 RONAN STREET
 MISSOULA, MT 59801


 OVERNIGHT TRANSP
 PO BOX 79755
 BALTIMORE, MD 21279


 PAGING USA
 7250 N. 76TH STREET
 MILWAUKEE, WI 53223


 PALMER ELECTRIC
 2407 HAVRE
 MISSOULA, MT 59801

 PALMIERI, TYLER, WEINER
 2603 MAIN STREET
 EAST TOWER, SUITE 1300
 IRVINE, CA 92614


 PANALINK, LTD.
 145 EAST 48TH ST., SUITE 27F
 NEW YORK, NY 10017


 PARKES DELIVERY SERVICE, INC.
 1001 6TH AVENUE
 NEW YORK, NY 10018


 PATTESON CO
 PO BOX 2890
 4405 NORTH STAR BLVD
 GREAT FALLS, MT 59806


 PEEBLER, JR., CHARLES D.
 C/O TRUE NORTH COMMUNICATIONS
 40 WEST 23RD STREET
 NEW YORK, NY 10010


 PERSONNEL ASSOCIATES
 ATTN: CARLA
 295 MADISON AVE., 14TH FLOOR
 NEW YORK, NY 10017


 PHARMAFFAIR, INC.
 20 BAMBOO GROVE
 NORTH YORK, ONTARIO M3B 2C5
 CANADA

 PIER'S LIMO SERVICE
 BOB PIERVINANZI
 30-23 77TH STREET
 JACKSON HEIGHTS, NY 11370


 PITNEY BOWES
 PO BOX 85460
 LOUISVILLE, KY 40285


 POORE & HOPKINS PLLP
 SUITE 303 THE FLORENCE
 111 N. HIGGINS AVE
 MISSOULA, MT 59802


 POPPE TYSON
 C/O BOZELL WORLDWIDE, INC
 40 W. 23RD ST., ATTN: J. DAVIS
 NEW YORK, NY 10010


 PRO-ACTIVE INTERNATIONAL
 THE NETHERLANDS
 HUIS TER LUCHT 8
 3155 EB MAASLAND


 PROSKAUER ROSE LLP
 ATTN: ALAN B. HYMAN, ESQ.
 1585 BROADWAY
 NEW YORK, NY 10036-8299


 PURITANS CLEANING PROFESSIONAL
 335 SW HIGGINS AVE
 PO BOX 4012
 MISSOULA, MT 59806

 PURITANS
 PO BOX 4012
 MISSOULA, MT 59806


 PURITY CLEANING SERVICES
 PO BOX 2607
 MISSOULA MT 59806-2607


 PUTNAM FIDUCIARY TRUST CO. INC
 PMF 401K CLIENT SERVICES
 D98 ONE POST OFFICE SQUARE
 BOSTON, MA 02109


 QUINTILES- BRI, INC
 PO BOX 890062
 CHARLOTTE, NC 28289-0062


 RADIO SHACK
 HOLDIAY VILLAGE
 SHOPPING CENTER
 MISSOULA, MT 59801


 RAMIREZ, CELINA
 PO BOX 1132
 MESILLA, NM 88046


 REAP, DORI M.
 C/O ULTRAFEM, INC.
 130 WEST 42ND STREET
 SUITE 1130
 NEW YORK, NY 10036


 REID, KRISTEN
 850 AMSTERDAM AVE 12D
 NEW YORK, NY 10025

 REMMELE ENGINEERING
 BOX CM 9654
 ST PAUL MN 55170


 RENO, RACHEL
 317 N GREEBRIER
 ARLINGTON, VA 22203


 REPROTECT LLC, RICHARD CONE
 J.HOPKINS UNIV BIOPHYS JENKINS
 3400 N. CHARLES STREET
 BALTIMORE, MD 21218


 RH GROVER, INC
 9550 DERBY DRIVE
 PO BOX 18010
 MISSOULA, MT 59808


 RICHARD A. EISNER & CO., LLP
 575 MADISON AVENUE
 7TH FLOOR
 NEW YORK, NY 10022


 RICHLUND AND ASSOCIATES
 2050 BLUESTONE DRIVE
 SAINT CHARLES, MO 63303


 RICHLUND AND ASSOC
 PO BOX 200000
 HOUSTON, TX 77216-0956


 RJP COPY CENTER, INC.
 805 THIRD AVENUE
 NEW YORK, NY 10022

 ROEDELL, CLAUDIA
 3646 E. LEMON CREED ROAD
 BERRIEN SPRINGS, MI 49103


 RON SIZEMORE VISUAL PROD. INC.
 250 WEST 49TH STREET
 NEW YORK, NY 10019


 RUDIE WILHELM WAREHOUSE CO
 2400 SE MAILWELL DRIVE
 PO BOX 22226
 MILWAUKIE, OR 97269


 SANDPIPER COMMUNICATIONS
 69 MONMOUTH STREET
 LONDON, ENGLAND WC2H 9DG


 SAVANT SOLUTIONS, INC.
 60 EAST 42 STREET
 SUITE 1263
 NEW YORK, NY 10165


 SCHAD, PAMELA
 525 CANDELTREE DRIVE
 BLUE SPRINGS, MO 64015


 SCHOENGOLD & SPORN, P.C.
 ATTN:  JOEL P. LAITMAN
 233 BROADWAY
 NEW YORK, NY 10279


 SCHWARTZ, PEPPER DR
 UNIVER. OF WA-DEPT SOCIOLOGY
 201 D. SAVERY HALL-BOX 353340
 SEATTLE, WA 98185

 SECURITIES & EXCHANGE COMMISSION
 BANKRUPTCY DEPT, ATTN N. FUCHS
 7 WORLD TRADE CENTER
 NEW YORK, NY 10048


 SHELTER WEST
 2810 S RESERVE
 MISSOULA, MT 59806


 SHEREFF, FRIEDMAN, HOFFMAN
 ATTN: GERALD ADLER
 919 THIRD AVENUE
 NEW YORK, NY 10022-9998


 SMITH, NARISSA
 15911 ELDAMERE
 CLEVELAND, OH 44128


 SNOWBIRD CORP.
 419 WEST 55TH STREET
 NEW YORK, NY 10019-4402


 SPARTEC PLASTICS
 1325 ADAMS STREET
 PORGAGE, WI 53901


 SPRINT
 PO BOX 930331
 ATLANTA, GA 31193-0331


 SPRINT
 PO BOX 650270
 DALLAS, TX 75265-0270

 SPT CORP.
 143 WEST 41ST STREET
 NEW YORK, NY 10036


 ST PATRICK HOSPITAL
 PO BOX 4587
 MISSOULA MT 59806


 STAPLES CREDIT PLAN
 PO BOX 8001
 LAYTON, UT 84041-8001
 CUSTOMER SERVICE


 STAR RENTAL
 2105 SOUTH AVE WEST
 MISSOULA MT 59801


 STATE COMP INSURANCE FUND
 PO BOX 4759
 HELENA, MT 59604


 STERN CONSTRUCTION
 2519 FLORAL COURT
 MISSOULA MT 59803


 SUN ALLIANCE-COUNTYMARK HOUSE
 50 REGENT STREET
 LONDON, ENGLAND, W1R 6LP


 SUPERIOR GRAPHICS
 250 HUDSON STREET
 NEW YORK, NY 10013

 SUPERMARKETS ON LINE
 500 WEST PUTNAM AVENUE
 GREENWICH, CT 06830

 SUPPLY TECH
 1000 CAMPUS DRIVE
 ANNA ARBORR, MI 48104


 SURAY PROMOTIONS, INC.
 1950 CUTHBERT CORP CENTER
 SUITE 1
 CHERRY HILL, NJ 08034


 TANNEY MACHINE
 2830 S CHERRY
 FRESNO, CA 93706


 TARGET STORES
 SDS 10 0075
 MINNEAPOLIS, MN 55488


 TELESPECTRUM FX
 443 SOUTH GULPH ROAD
 KING OF PRUSSIA, PA 19406


 TEMPSAMERICA, INC.
 PO BOX 7247-8360
 PHILADELPHIA, PA 19170-8360


 THE WOMEN'S CLUB
 2105 BOW
 MISSOULA, MT 59801

 THE ELLIOT COMPANY
 5 BURLINGTON WOODS DRIVE
 SUITE 203
 BURLINGTON, MA 01803-4542


 THE SAGE GROUP, INC.
 245 ROUTE 22 WEST, SUITE 304
 BRIDGEWATER, NJ 08807


 THE WOMENS CLUB
 2105 BOW
 MISSOULA, MT 59801


 THE PL THOMAS GROUP, INC.
 2 NORTH RIVERSIDE PLAZA
 SUITE 1760
 CHICAGO, IL 60606-2965


 THE COURT HOUSE
 BOX 4365
 MISSOULA, MT 59806


 THE JAY GROUP, INC
 60 NORTH RONKS ROAD
 RONKS, PA 17572


 THE NPD GROUP, INC
 900 W. SHORE ROAD
 PORT WASHINGTON, NY 11050
 MARK TRUSS


 THOMAS PRINTING
 PO BOX 9048
 38 6TH AVENUE WEST
 KALISPELL, MT 59904

 THOMPSON MERCHANDISING
 6205 SOUTH 231ST STREET
 KENT, WA 98032


 TIME WARNER CABLE
 120 EAST 23RD STREET
 NEW YORK, NY 10010-4567


 TNCN DBA DNAS, INC
 11660 ALPHARETTA HIGHWAY
 SUITE 245
 ROSWELL, GA 30076


 TOGUT, SEGAL & SEGAL
 ONE PENN PLAZA
 SUITE 3335
 NEW YORK, NY 10119


 TOKAI FINANCIAL SERVICES, INC
 PO BOX 105819
 ATLANTA, GA 30348


 TOUCH AMERICA
 PO BOX 5207
 MISSOULA, MT 59806-5207


 TURVEY, JANET
 3949 GRIFFIN ROAD
 CLINTON, NY 13323


 UNDERWATER GARDENS, INC.
 77 7TH AVENUE, SUITE #3S
 NEW YORK, NY 10011
 FRANK MARTIN

 UNISOURCE
 812 TOOLE AVE
 MISSOULA MT 59801


 UNIVERSAL SERVICE, INC
 109 NANCY STREET
 WEST BABLYON, NY 11704


 UNIVERSITY OF CHICAGO
 PO BOX 37005
 CHICAGO, IL 60637


 UNUM
 DEPT CH10449
 PALTAINE IL 60055


 UPS CUSTOM CLEARINGHOUSE
 PO BOX 34486
 LOIUSVILLE, KY 40232


 UPS
 PO BOX 630016
 DALLAS, TX 75263


 UPS
 PO BOX 4980
 HAGERSTOWN, MD 21747-4980


 UPS CUSTOMHOUSE BROKERAGE
 PO BOX 34486
 LOUISVILLE, KY 40232-4486


 US WEST COMMUNICATIONS
 PO BOX 31851
 SALT LAKE CITY, UT 84131

 US AIR CLUB
 PO BOX 641170
 PITTSBURGH, PA 15264-1170


 US BEARINGS & DRIVES
 2612 MURPHY STREET
 MISSOULA, MT 59801


 USF REDDAWAY
 PO BOX 1035
 CLACKAMAS, OR 97015


 UTOG TWO WAY RADIO
 25-20 39TH AVENUE
 LONG ISLAND CITY, NY 11101


 VALLEY WELDERS
 2304 WEST BROADWAY
 MISSOULA MT 59802


 VARELA, M.
 2800 N LAKE SHORE DRIVE #2508
 CHICAGO, IL 60657


 VEMCO INC
 PO BOX 129
 BILLINGS, MT 59103


 VERTROD CORP
 6336 PATTERSON PASS ROAD
 LIVERMORE, CA 94550

 VICAR PRODUCTS INC.
 6967 COUNTRY LAKES CIRCLE
 SARASOTA, FL 34243


 WALDEN PARTNERS, LLC
 153 EAST ELM STREET
 GREENWICH, CT 06830


 WALL STREET JOURNAL
 200 BURNETT ROAD
 CHICOPEE, MA 01020


 WALLACE CHURCH ASSOC., INC.
 330 EAST 48TH STREET
 NEW YORK, NY 10017


 WATKINS & SHEPARD TRUCKING
 PO BOX 5328
 MISSOULA, MT 59806


 WESTERN INTERNATIONAL MEDIA
 BOWATER HOUSE EAST
 68 KNIGHTSBRIDE
 LONDON, ENGLAND SW1X 7LT


 WESTERN BUSINESS SYSTEMS
 1245 W BROADWAY
 MISSOULA, MT 59802


 WIENER, PENTA & GOODMAN PC
 MERIDIAN CENTER 1
 2 INDUSTRIAL WAY WEST
 EATONTOWN, NJ 07724

 WILTEL COMM SYSTEMS, INC
 PO BOX 96817
 CHICAGO, IL 60693-6817


 YANKELOVICH PARTNERS, INC
 101 MERRITT 7 CORPORATE PARK
 NORWALK, CT 06851


 YMCA
 3000 RUSSELL
 MISSOULA, MT 59801


 ZESIGER, BARRIE
 ZESIGER CAPITAL GROUP
 320 PARK AVENUE, 30TH FLR
 NEW YORK, NY 10022

 TOGUT, SEGAL & SEGAL
 Attorneys for Debtor and
   Debtor-in-Possession
 One Penn Plaza
 New York, New York 10119
 (212) 594-5000
 Albert Togut (AT-9759)
 Frank A. Oswald (FAO-1223)


 UNITED STATES BANKRUPTCY COURT
 SOUTHERN DISTRICT OF NEW YORK
 ----------------------------------------------------------X
                                                         :
 In re:                                                  :  Chapter 11 Case No.
                                                         :
 ULTRAFEM, INC.,                                         :
                                                         :
                                            Debtor.      :
                                                         :
 Employer Tax Identification No. 33-0435037              :
                                                         :
 ----------------------------------------------------------X


                       EXHIBIT "A" TO VOLUNTARY PETITION3


                  5. The employer tax identification number of Ultrafem, Inc. ("Debtor" or "Ultrafem") is 33-0435037.

                  6. The Debtor's common stock, par value $.001 per share, is registered under Section 12 of the Securities and Exchange Act of 1934. The Debtor's SEC file number is 0- 27576.








--------
(3) The information contained herein shall not constitute an admission by the Debtor. The Debtor reserves all rights to challenge the priority, value, amount or status of any claim or interest.

                  7. The following estimated financial data is the latest available information and refers to the Debtor's financial condition (at book value) as of February 28, 1998:4

                           o         Total Assets:             $18,410,647

                           o         Total Liabilities$16,675,145

                  8. Debt securities held by more than 500 holders: None.

                  9. Number of shares of preferred stock outstanding: None.

                  10. There are 8,557,003 shares of Common Stock issued and outstanding.

                  11. Ultrafem is a women's health care company. Prior to filing its voluntary Chapter 11 petition, Ultrafem's business strategy was to develop, manufacture and market proprietary products based on its patented SoftCup (R) technology directed at high potential, underserved segments of the women's health care market. The SoftCup (R) technology is a physical barrier-type vaginal device designed to enhance the comfort, functionality and effectiveness of products designed for women in the areas of feminine protection, contraception, the prevention of sexually transmitted diseases and the treatment of vaginal infections. In Fall, 1996, Ultrafem launched its first commercial product, INSTEAD (R), which utilizes the SoftCup (R) technology. INSTEAD (R) is a form of feminine protection, which is an innovative alternative to tampons and sanitary napkins.

                  12. The following persons directly or indirectly own, control or hold, with power to vote, 5% or more of the voting securities of the debtor5:

                  13.      Dimensional Fund Advisors, Inc;

                  14.      Zesiger Capital Group;

                  15.      Mellon Bank Corporation; and

                  16.      Audrey Contente.

--------
(4) The Debtor's cash and cash equivalents as of February 28, 1998 was $545,592, which decreased to approximately $292,993 as of March 30, 1998.

(5) This list does not include potential ownership interest represented by unexercised warrants, stock options, or convertible debentures.

                         UNITED STATES BANKRUPTCY COURT
                     Southern     District of     New York
                  ------------                 --------------

In re - Ultrafem, Inc.                                Case No. 98B 42280 [PCB]
                                                          Chapter  Chapter 11
                                                                   -------------

                         STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined, If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual personal's affairs.

Questions 1 - 15 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete questions 16 - 21. If the answer to any question is "None," or the question is not applicable, mark the box labeled "None". If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

DEFINITIONS

"In business." A debtor is "in business" for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is "in business" for the purpose of this form if the debtor is or has been, within the two years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or person in control of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed.

"Insider." The term "insider" includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any person in control of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. ss.101(30).

--------------------------------------------------------------------------------
1.  Income from employment or operation of business

State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|_| none   AMOUNT                        SOURCE (if more than one)
           $4,184,892.00                 Sales to trade YTD FY98
                                         (July 1997. April 1998)

           $3,533,810.00 (net)           July 1996-June 1997)

--------------------------------------------------------------------------------
2. Income other than from employment or operation of business

State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|X| none   AMOUNT                        SOURCE


(C) 1995 cpo law. All rights reserved. Printed in the United States of America. cpo law is a trademark of Clayton P. Osting.

In re - Ultrafem, Inc.                                Case No. 98B 42280 [PCB]

                         STATEMENT OF FINANCIAL AFFAIRS

--------------------------------------------------------------------------------
3.    Payments to creditors

a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|_| none   NAME AND ADDRESS OF CREDITOR  DATES OF PAYMENTS  AMOUNT PAID  AMOUNT STILL OWING
           See Rider 3 (a) Attached



--------------------------------------------------------------------------------
b. List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|_| none   NAME AND ADDRESS OF CREDITOR  DATES OF PAYMENTS  AMOUNT PAID  AMOUNT STILL OWING
           AND RELATIONSHIP TO DEBTOR
           See Rider 3(b) Attached



--------------------------------------------------------------------------------
4. Suits, executions, garnishments and attachments, and administrative proceedings

a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|_| none   CAPTION OF SUIT AND CASE NUMBER  TYPE OF SUIT  COURT AND LOCATION  STATUS
           See Rider 4(a) Attached



b. Describe all property that has been attached, garnished, or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|X| none   NAME AND ADDRESS OF PERSON FOR WHOSE  DATE OF SEIZURE  DESCRIPTION AND VALUE
                BENEFIT PROPERTY WAS SEIZED                             OF PROPERTY



(C) 1995 cpo law. All rights reserved. Printed in the United States of America. cpo law is a trademark of Clayton P. Osting.

In re - Ultrafem, Inc.                                Case No. 98B 42280 [PCB]

                         STATEMENT OF FINANCIAL AFFAIRS

--------------------------------------------------------------------------------
5. Repossessions, foreclosures, and returns

List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.

|X| none   NAME AND ADDRESS OF CREDITOR OR  DATE OF REPOSSESSION,   DESCRIPTION AND
                   SELLER                     FORECLOSURE SALE,    VALUE OF PROPERTY
                                             TRANSFER OR RETURN



--------------------------------------------------------------------------------
6. Assignments and receiverships

a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|X| none   NAME AND ADDRESS OF ASSIGNEE  DATE OF ASSIGNMENT  TERMS OF ASSIGNMENT


--------------------------------------------------------------------------------
b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|X| none   NAME AND ADDRESS OF CUSTODIAN  NAME AND LOCATION OF  DATE OF ORDER  DESCRIPTION
                                          COURT, CASE TITLE AND                AND VALUE OF
                                                 NUMBER                          PROPERTY



--------------------------------------------------------------------------------
7. GIFTS

List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200.00 in value per individual family member and charitable contributions aggregating less than $100.00 per recipient. (Married debtors filing under chapter 12 or 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|_| none   NAME AND ADDRESS OF    RELATIONSHIP TO  DATE OF GIFT  DESCRIPTION AND
          PERSON OR ORGANIZATION  DEBTOR, IF ANY                    VALUE
           See Rider 7 Attached


(C) 1995 cpo law. All rights reserved. Printed in the United States of America. cpo law is a trademark of Clayton P. Osting.

In re - Ultrafem, Inc.                                Case No. 98B 42280 [PCB]

                         STATEMENT OF FINANCIAL AFFAIRS

--------------------------------------------------------------------------------
8. Losses

List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|X| none   DESCRIPTION OF CIRCUMSTANCES AND, IF   DATE OF LOSS  DESCRIPTION AND
         LOSS WAS COVERED IN WHOLE OR IN PART BY               VALUE OF PROPERTY
             INSURANCE, GIVE PARTICULARS


--------------------------------------------------------------------------------
9. Payments related to debt counseling or bankruptcy

List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debtor consolidation, relief under the bankruptcy law or preparation of the petition in bankruptcy within one year immediately preceding the commencement of this case.

|_| none   NAME AND ADDRESS OF PAYEE  DATE OF PAYMENT, NAME    AMOUNT OF MONEY OR
                                      OF PAYER IF OTHER THAN  DESCRIPTION AND VALUE OF
                                              DEBTOR                PROPERTY
           Proskauer Rose LLP                  3/98               $25,000.00
           1585 Broadway
           New York, NY 10036

           Togut, Segal & Segal                3/98               $25,000.00
           One Penn Plaza, Suite 3335
           New York. New York 10119

--------------------------------------------------------------------------------
10. Other transfers

List all other property, other than property transferred in the ordinary course of the business of financial affairs of the debtor, transferred either absolutely or as security within one year immediately preceding the commencement of this case.

|X| none   NAME AND ADDRESS OF TRANSFEREE,  DATE   DESCRIBE PROPERTY TRANSFERRED
               RELATIONSHIP TO DEBTOR                    AND VALUE RECEIVED


--------------------------------------------------------------------------------
11. Closed financial accounts

List all financial accounts and instruments held in the name of the debtor or the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|_| none   NAME AND ADDRESS OF    TYPE AND NUMBER OF ACCOUNT  AMOUNT AND DATE OF
              INSTITUTION         AND AMOUNT OF FINAL BALANCE  SALE OR CLOSING
           See Rider 11 Attached


(C) 1995 cpo law. All rights reserved. Printed in the United States of America. cpo law is a trademark of Clayton P. Osting.

In re - Ultrafem, Inc.                                Case No. 98B 42280 [PCB]

                         STATEMENT OF FINANCIAL AFFAIRS

--------------------------------------------------------------------------------
12. Safe deposit boxes

List each safe deposit box or depository in which the debtor has or had securities, cash or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|_| none   NAME AND ADDRESS OF       NAMES AND ADDRESSES   DESCRIPTION  DATE OF TRANSFER
           BANK OR OTHER             OF THOSE WITH ACCESS  OF CONTENTS  OR SURRENDER, IF
           DEPOSITORY                TO BOX OR DEPOSITORY                      ANY
           The Chase Manhattan Bank                                     Closed 2/98
           P.O. Box 8004
           Huntington Station, NY
           11794-8004


--------------------------------------------------------------------------------
13. Setoffs

List all setoffs made by a creditor, including a bank, against a debt of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or 13 must include information boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

|X| none   NAME AND ADDRESS OF CREDITOR      DATE OF SETOFF    AMOUNT OF SETOFF


--------------------------------------------------------------------------------
14. Property held for another person

List all property owned by another person that the debtor holds or controls.

|_| none   NAME AND ADDRESS OF OWNER  DESCRIPTION & VALUE OF PROPERTY  LOCATION OF PROPERTY
           High View Capital          $38,991.00                       The Chase Manhattan Bank
           805 3rd Avenue             Security Deposit                 Lincoln Building Branch 621
           New York, New York 10022                                    60 East 42nd Street
                                                                       New York, New York 10185


--------------------------------------------------------------------------------
15. Prior address of debtor

If the debtor has moved within the two years immediately preceding the commencement of this case. List all premises which the debtor occupied during that period and vacated prior to the commencement of this case.

|_| none   ADDRESS                         NAME USED        DATES OF OCCUPANCY
           500 Fifth Avenue, Suite 3620    Ultrafem, Inc.   1994-3/14/97
           New York, New York 10110

           805 Third Avenue, 17th Floor    Ultrafem, Inc.   3/17/97 - 219/98
           New York. New York 10022

           619 SW Higgins Avenue, Suite B  Ultrafem, Inc.   4/15/96 - 3/31/98
           Missoula, MT 59803


(C) 1995 cpo law. All rights reserved. Printed in the United States of America. cpo law is a trademark of Clayton P. Osting.

In re - Ultrafem, Inc.                                Case No. 98B 42280 [PCB]

                         STATEMENT OF FINANCIAL AFFAIRS

The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within the two years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner or more than 5 percent of the voting securities of a corporation; a partner other than a limited partner, of a partnership; a sole proprietor or otherwise self-employed.

[An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the two years immediately preceding the commencement of this case.]

--------------------------------------------------------------------------------
16. Nature, location and name of business

a. If the debtor is an individual, list the name and address of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within two years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the two years immediately preceding the commencement of this case.

b. If the debtor is a partnership, list the names and addresses of all businesses in which the debtor was a partner or owned 5 percent or more of the voting securities, within the two years immediately preceding the commencement of this case.

c. If the debtor is a corporation, list the names and addresses of all businesses in which the debtor was a partner or owned 5 percent or more of the voting securities within the two years immediately preceding the commencement of this case.

|X| none   NAME        ADDRESS           NATURE OF BUSINESS BEGINNING AND ENDING
                                                     DATES OF OPERATION


--------------------------------------------------------------------------------
17. Books, records, and financial statements

a. List all bookkeepers and accountants who, within the six years immediately preceding the filing of this bankruptcy case, kept or supervised the keeping of books of account and records of the debtor.

|_| none   NAME AND ADDRESS                         DATES SERVICE RENDERED
           See Rider 17(a) Attached


--------------------------------------------------------------------------------
b. List all firms or individuals who, within the two years immediately preceding the filing of this bankruptcy case, have audited the books of account and records, or prepared a financial statement of the debtor

|_| none   NAME                      ADDRESS            DATES SERVICES RENDERED
           See Rider 17(b) Attached


(C) 1995 cpo law. All rights reserved. Printed in the United States of America. cpo law is a trademark of Clayton P. Osting.

In re - Ultrafem, Inc.                                Case No. 98B 42280 [PCB]

                         STATEMENT OF FINANCIAL AFFAIRS

--------------------------------------------------------------------------------
c. List all firms or individuals who, at the time of the commencement of this case, were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

|X| none   NAME                               ADDRESS


--------------------------------------------------------------------------------
d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately prior to the commencement of this case by the debtor.

|_| none   NAME AND ADDRESS                   DATE ISSUED
           Various


--------------------------------------------------------------------------------
18.   Inventories.

a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

|_| none   DATE OF INVENTORY   INVENTORY SUPERVISOR  DOLLAR AMOUNT OF INVENTORY
                                                     (Specify cost, market or
                                                     other basis)
           March 31, 1998      Pamela Veneklasen     $4,215,223.00

           February 28, 1998   Pamela Veneklasen     $4,452,328.00

--------------------------------------------------------------------------------
b. List the name and address of the person have possession of the records of each of the two inventories reported in a., above.

|_| none   DATE OF INVENTORY  NAME AND ADDRESS OF CUSTODIAN OF INVENTORY RECORDS
           March 31, 1998     Wendell Guthrie, 1600 North Avenue, Missoula, MT 59801

           February 28, 1998  Wendell Guthrie, 1600 North Avenue, Missoula, MT 59801


--------------------------------------------------------------------------------
19. Current Partners, officers, directors and shareholders

a. If the debtor is a partnership, list the name and percentage of partnership interest of each member of the partnership.

|X| none   NAME AND ADDRESS      NATURE OF INTEREST      PERCENTAGE OF INTEREST


(C) 1995 cpo law. All rights reserved. Printed in the United States of America. cpo law is a trademark of Clayton P. Osting.

In re - Ultrafem, Inc.                                Case No. 98B 42280 [PCB]

                         STATEMENT OF FINANCIAL AFFAIRS

b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

|_| none   NAME AND ADDRESS      TITLE    NATURE & PERCENTAGE OF STOCK OWNERSHIP
           See Rider 19(b) Attached


--------------------------------------------------------------------------------
20. Former partners, officers, directors and shareholders

a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

|X| none   NAME                      ADDRESS                 DATE OF WITHDRAWAL


--------------------------------------------------------------------------------
b. If the debtor is a corporation, list all officers or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

|_| none   NAME                      ADDRESS                 DATE OF TERMINATION
           See Rider 20(b) Attached


--------------------------------------------------------------------------------
21. Withdrawals from a partnership or distributions by a corporation if the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an an insider, including compensation in any form, bonuses, loan, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

|X| none   NAME AND ADDRESS         DATE AND PURPOSE     AMOUNT OF MONEY
            OF RECIPIENT,           OF WITHDRAWAL      OR DESCRIPTION AND
        RELATIONSHIP TO DEBTOR                          VALUE OF PROPERTY


(C) 1995 cpo law. All rights reserved. Printed in the United States of America. cpo law is a trademark of Clayton P. Osting.

                   RIDER 3(a) - Statement of Financial Affairs

3. Payments to creditors

a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
805 THIRD AVENUE RENT ACCOUNT                      1/5/98        $90,810.61
750 LEXINGTON AVENUE                              1/30/98
NEW YORK, NY 10022                                 2/9/98
                                                  2/12/98
----------------------------------------------------------------------------
A&A MOVING SERVICES, INC.                         2/13/98         $6,800.00
P0 BOX 3604
STANFORD, CT 06905
----------------------------------------------------------------------------
ABF FREIGHT SYSTEMS, INC.                                            675.46
7 DEPOT HILL ROAD
ENFIELD, CT 06082
----------------------------------------------------------------------------
AETNA/US HEALTHCARE                                1/7/98        $15,765.60
P0 BOX 7777-W7480-76                               2/9/98
PHILADELPHIA, PA 19175-7480                        3/2/98
----------------------------------------------------------------------------
ALI JEFFERSON                                                      1,580.50
825 MADISON AVENUE, APT. 11B
BRONX, NEW YORK 10473
----------------------------------------------------------------------------
AMER MKTG ASSOC-EDISON AWARDS                     2/25/98         $2,500.00
250 SOUTH WACKER DRIVE
SUITE 200
CHICAGO, IL 60606-5819
----------------------------------------------------------------------------
AMERICAN PROPERTIES, INC.                          2/4/98        $18,200.01
130 WEST 42ND STREET
NEW YORK, NY 10036
----------------------------------------------------------------------------
AMERICAN STOCK TRANSFER/TRUST                     2/13/98         $1,000.00
40 WALL STREET, 46TH FLOOR
NEW YORK, NY 10005
----------------------------------------------------------------------------
ARENSON OFFICE FURNITURE, INC                     1/29/98           $709.69
315 EAST 62ND STREET
NEW YORK, NY 10021
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
AT&T CAPITAL CORPORATION                          1/13/98         $1,851.09
P0 BOX 85047                                      2/19/98
LOUISVILLE, KY 40285-5047                          3/6/98
----------------------------------------------------------------------------
AUTOMATIC DATA PROCESSING                                          3,150.18
DEPARTMENT 651
DENVER, CO 80271-0651
----------------------------------------------------------------------------
BASIL BALIAN                                                        $680.39
2900 VERNON PLACE
CINCINNATI, OH 45219
----------------------------------------------------------------------------
BELL ATLANTIC                                      1/7/98         $9,342.23
P0 BOX 15124                                      1/23/98
ALBANY, NY 12215-5124                             1/30/98
                                                   2/2/98
                                                  2/13/98
                                                  2/18/98
                                                  2/25/98
                                                  2/27/98
                                                   3/3/98
----------------------------------------------------------------------------
BJ'S METALWORK'S                                                   1,000.00
P0 BOX 900
FRENCHTOWN, MT 59834
----------------------------------------------------------------------------
BLACKFOOT TECHNOLOGIES                                             5,086.72
1800 DEFOE
MISSOULA, MT 59802
----------------------------------------------------------------------------
BLUE CROSS BLUE SHIELD OF MT                                      37,718.37
P0 BOX 8006
HELENA, MT 59604
----------------------------------------------------------------------------
BOISE CASCADE OFFICE STOP                                            113.32
55 EAST GALENA
BUTTE, MT 59701
----------------------------------------------------------------------------
BROWNING FERRIS INDUSTRIES                                         1,908.76
P0 BOX 8449
MISSOULA, MT 59807
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
CATEY CONTROLS                                                     1,001.07
P0 BOX 7496
MISSOULA, MT 59807
----------------------------------------------------------------------------
CELEBRITY FOCUS, INC.                             1/16/98          4,000.00
3357 COMMERCIAL AVE.
NORTHBROOK, IL 60062
----------------------------------------------------------------------------
CF MOTOR FREIGHT/CONSOLIDATED                                     13,705.70
P0 BOX 73615
CHICAGO, IL 60673
----------------------------------------------------------------------------
CHASE VISA                                         1/7/98        $23,670.71
P0 BOX 15907
WILMINGTON, DE 19886-5907
----------------------------------------------------------------------------
CNA INSURANCE CO., INC.                            1/5/98          $4097.42
P0 BOX 19484                                       3/2/98
NEWARK, NJ 07195-0484                              3/6/98
----------------------------------------------------------------------------
CNA (MT) CONTINENTAL                                               4,583.26
CASUALTY CO.
P.O. BOX 95879
CHICAGO, IL 60694
----------------------------------------------------------------------------
COHEN BROTHERS REALTY CORP.                        1/7/98           $853.66
P0 BOX 19286                                      2/12/98
NEWARK, NJ 07195-0286
----------------------------------------------------------------------------
DAMONE, JOSEPH                                                     1,063.00
C/O NORTHERN AQUATICS
148 WEST 10TH STREET, #3D
NEW YORK, NY 10014
----------------------------------------------------------------------------
DANA-SAAD CO, INC                                                   2773.78
N 3808 SULLIVAN, BLDG 105
SPOKANE, WA 99612
----------------------------------------------------------------------------
DEVELOPAK                                                            796.13
2515-1 PIONEER AVE
VISTA, CA 92083
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
DIAL CAR, INC.                                     1/7/98          $3471.00
2104 AVE X                                        1/29/98
BROOKLYN, NY 11235                                2/25/98
----------------------------------------------------------------------------
DICKSTEIN, SHAPIRO & MORIN LLP                    1/26/98        $18,500.00
2101 L STREET NW                                  2/20/98
WASHINGTON, DC 20037                               3/3/98
----------------------------------------------------------------------------
DIVERSIFIED PLASTICS                                               1,717.98
3721 GRANT CREEK ROAD
MISSOULA, MT 59802
----------------------------------------------------------------------------
DMS TRAVEL, INC.                                   1/7/98          $9915.83
317 MADISON AVENUE #811                           1/13/98
NEW YORK, NY 10017
----------------------------------------------------------------------------
DR. PEPPER SCHWARTZ                                3/2/98         $2,500.00
UNIVERSITY OF WASHINGTON
DEPARTMENT OF SOCIOLOGY
501 D. SAVERY HALL P0 BOX 353340
SEATTLE, WA 98185
----------------------------------------------------------------------------
EARLY BIRD COURIER SERVICE LLC                     1/7/98           $953.75
65 WEST 36TH STREET, 2ND FLOOR                    1/29/98
NEW YORK, NY 10018-7902                            2/2/98
                                                  2/13/98
                                                  2/25/98
----------------------------------------------------------------------------
EASTERN SERVICES                                                     895.05
13-15 EAST MAIN STREET
P.O. BOX 323
ERVING, MA 01344
----------------------------------------------------------------------------
EXPRESS PERSONNEL SERVICE                                            893.76
P.O. BOX 99468
OKLAHOMA CITY, OK 73199
----------------------------------------------------------------------------
FISHER, BILL                                                         705.00
14000 HELLGATE LANE
TURAH, MT 59825
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
FRONTIER COMMUNICATIONS                                            3,419.54
LOCATION 1276
CINCINNATI, OH 45274-1276
----------------------------------------------------------------------------
G&J CONTRACTING, INC.                              2/4/98         $2,000.00
130 WEST 42ND STREET
NEW YORK, NY 10036
----------------------------------------------------------------------------
GE CAPITAL CORP                                                    8,930.56
P0 BOX 641595
PITTSBURGH, PA 15264
----------------------------------------------------------------------------
GLOBAL TRAVEL                                                     11,834.00
2650 BROOKS, SUITE 1
MISSOULA, MT 59801
----------------------------------------------------------------------------
GORDON-PRILL DRAPES, INC                                             685.00
P0 DRAWER 5567
MISSOULA, MT 59806
----------------------------------------------------------------------------
GUARANTEE RECORDS                                 1/29/98           $903.46
MANAGEMENT                                        3/13/98
215 COLES STREET
JERSEY CITY, NJ 07310
----------------------------------------------------------------------------
HARRIS LARSEN & ASSOC                                              9,334.65
211 N. HIGGINS AVE
MISSOULA, MT 59802
----------------------------------------------------------------------------
HOCKFIELD ASSOCIATES, INC.                        1/14/98         $14291.40
887 EAST WILMETTE AVENUE, SUITE J                 2/12/98
PALATINE, IL 60067                                3/17/98
----------------------------------------------------------------------------
HUB CITY LA LP                                                     5,750.00
PO BOX 656
BREA CA 92821
----------------------------------------------------------------------------
HYNES SALES CO., INC.                             1/14/98         $8,228.13
6525 MORRISON BLVD., SUITE 515                    2/12/98
CHARLOTTE, NC 28211                               3/17/98
----------------------------------------------------------------------------
INAC CORPORATION                                  3/10/98        $73,029.46
DEPT CH 10433
PALATINE, IL 60055-0433
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
INTERMOUNTAIN ADMIN., INC.                        1/15/98         $5,342.58
P0 BOX 4346                                        2/2/98
MISSOULA, MT 59806                                 3/2/98
                                                  3/11/98
----------------------------------------------------------------------------
INTERMOUNTAIN ADMINISTRATORS                                       4,770.14
P0 BOX 4346
MISSOULA, MT 59806
----------------------------------------------------------------------------
INTERSTATE ALARM                                                   1,548.00
P0 BOX 2130
MISSOULA, MT 59806
----------------------------------------------------------------------------
J-VON                                                                695.29
25 LITCHFIELD STREET
LEOMINSTER, MA 01453
----------------------------------------------------------------------------
JAFFE, SEGAL & ROSS, ATTORNEYS                     2/3/98        $30,000.00
880 3RD AVENUE
NEW YORK, NY 10022
----------------------------------------------------------------------------
JEFFERSON SMURFIT CO                                              58,712.09
1050 N KENT STREET
ST PAUL, MN 55117
----------------------------------------------------------------------------
JK MOLDS INC                                                       1,000.00
2048 WEST 11TH STREET
UPLAND, CA 91786
----------------------------------------------------------------------------
JOHN-JEFFREY CORP                                                  5,549.44
P0 BOX 697
BELLMAWR, NJ 08099
----------------------------------------------------------------------------
KNIGHT, MASAR & POOR                                               2,480.23
P.O. BOX 8899
MISSOULA, MT 59807
----------------------------------------------------------------------------
LIBERTY TOOL                                                      14,946.00
4201 SELTICE WAY
COEUR D ALENE, ID 83814
----------------------------------------------------------------------------
LINDA E. & THOMAS C. WALKER                        2/2/98          4,325.00
P.O. BOX 3773
TONOPAH, NV 89049
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
M&K ASSOCIATES                                    1/14/98          5,264.30
4 CUESTVIEW AVENUE                                2/12/98
WEDWAY, MA 02053                                  3/17/98
----------------------------------------------------------------------------
M.G.R., INC.                                      2/18/98          3,528.00
372 DANBURY ROAD
WILTON, CT 06897
----------------------------------------------------------------------------
MANPOWER                                                             843.05
P.O. BOX 68-6003
MILWAUKEE, WI 53267-6003
----------------------------------------------------------------------------
MEDWRITE ASSOCIATES                               3/12/98         $1,145.94
31651 AUBURN DRIVE
BIRMINGHAM, MI 48025
----------------------------------------------------------------------------
MERIDIAN CONSULTING GROUP, INC.                    1/5/98       $247,500.00
274 RIVERSIDE AVENUE                               2/2/98
WEST PORT, CT 06880                                3/2/98
----------------------------------------------------------------------------
MERRILL CORPORATION                               1/29/98        $13,155.35
MERRILL NY COMPANY, CM 9638
ST PAUL, MN 55170
----------------------------------------------------------------------------
MICHAEL LORELLI                                   3/12/98        $11,000.00
C/O BRYANT PARTNERS
25 WINDING LANE
DARIEN, CT 06820
----------------------------------------------------------------------------
MIDWEST MOTOR EXPRESS                                              3,513.13
P0 BOX 1496
BISMARCK, ND 58502
----------------------------------------------------------------------------
MINOLTA- COPIER                                    2/2/98         $2,258.10
P0 BOX 41647                                      2/13/98
PHILADELPHIA, PA 19101
----------------------------------------------------------------------------
MONTANA POWER                                                     13,543.66
40 EAST BROADWAY
BUTTE, MT 59707
----------------------------------------------------------------------------
MORGAN & SAMPSON                                  1/14/98        $23,856.84
1651 SOUTH CARLOS AVENUE                          2/12/98
ONTARIO, CA 91761
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
NACDS, INC.                                       1/29/98         $3,190.00
DEPARTMENT 814
ALEXANDRIA, VA 22334
----------------------------------------------------------------------------
NASDQ STOCK MARKET, INC.                          3/12/98         $3,177.50
1735 K STREET NW
WASHINGTON, DC 20006
----------------------------------------------------------------------------
NCH PROMOTIONAL SERVICES, INC.                     1/7/98       $105,117.86
P0 BOX 95461                                      1/29/98
CHICAGO, IL 60694                                 2/13/98
                                                  2/25/98
----------------------------------------------------------------------------
NYC DEPARTMENT OF FINANCE                         3/13/98         $6,329.90
BOX 1155 WALL STREET STATION                      3/19/98
NEW YORK, NY 10005
----------------------------------------------------------------------------
OFFICE CITY                                                        2,318.97
115 WEST BROADWAY
MISSOULA, MT 59802
----------------------------------------------------------------------------
OVERNIGHT TRANSP                                                   2,302.30
P0 BOX 79755
BALTIMORE, MD 21279
----------------------------------------------------------------------------
PALMER ELECTRIC                                                    1,637.15
2407 HAVRE
MISSOULA, MT 59801
----------------------------------------------------------------------------
PERSONNEL ASSOCIATES                               2/2/98          1,000.00
295 MADISON AVENUE, 14TH FLOOR                    2/13/98
NEW YORK, NY 10017                                2/25/98
----------------------------------------------------------------------------
PITNEY BOWES                                                       1,196.95
PO BOX 85460
LOUISVILLE, KY 40285
----------------------------------------------------------------------------
PL THOMAS GROUP, INC.                              1/7/98        $17,639.67
TWO NORTH RIVERSIDE PLAZA                          3/2/98
SUITE 1760
CHICAGO, IL 60606-2965
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
PURITY CLEANING SERVICES                                           1,247.50
P0 BOX 2607
MISSOULA MT 59806-2607
----------------------------------------------------------------------------
PUTNUM FIDUCIARY TRUST CO., INC.                   1/9/98        $33,204.09
PMF 401K CLIENT SERVICES D98                      1/30/98
ONE POST OFFICE SQUARE                            2/13/98
BOSTON, MA 02109                                  2/25/98
                                                  2/26/98
                                                  3/12/98
                                                  3/20/98
----------------------------------------------------------------------------
QUEEN CITY INSURANCE AGENCY, INC.                 1/29/98       $100,501.25
4785 EASTERN AVENUE                               2/12/98
CINCINNATI, OH 45226-2384                         3/10/98
----------------------------------------------------------------------------
REDGO, INC.                                                        7,300.00
P.O. BOX 1231
HAMILTON, MT 59840
----------------------------------------------------------------------------
REPROTECT LLC                                     1/13/98       $166,600.00
THE JOHN HOPKINS UNIVERSITY                       1/29/98
DEPARTMENT OF BIO PHYSICS-
JENKINS
3400 N. CHARLES STREET
BALTIMORE, MD 21218
----------------------------------------------------------------------------
RH GROVER, INC                                                     2,000.00
9550 DERBY DRIVE
P0 BOX 18010
MISSOULA, MT 59808
----------------------------------------------------------------------------
RICHARD A. EISNER & CO. LLP                       1/13/98        $15,977.25
575 MADISON AVENUE, 7TH FLOOR                     1/15/98
NEW YORK, NY 10022                                 2/9/98
----------------------------------------------------------------------------
RICHLUND AND ASSOCIATES                                            6,024.05
2050 BLUESTONE DRIVE
SAINT CHARLES, MO 63303
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
ROADWAY EXPRESS                                                    2,433.71
DEPT. 93151
CHICAGO, IL 60673-3151
----------------------------------------------------------------------------
RUDIE WILHELM WAREHOUSE CO                                         1,572.26
2400 SE MAILWELL DRIVE
P0 BOX 22226
MILWAUKIE, OR 97269
----------------------------------------------------------------------------
SAGE GROUP, INC.                                   2/6/98         $1,500.00
245 RT. 22 WEST
SUITE 304
BRIDGEWATER, NJ 08807
----------------------------------------------------------------------------
SAVANT SOLUTIONS, INC.                            1/16/98         $3,538.33
60 EAST 42ND STREET, SUITE 1263
NEW YORK, NY 10165
----------------------------------------------------------------------------
SHARON HILLIER PHD                                1/29/98         $2,500.00
DEPT. OF OB/GYN RD-20
945 FIELD CLUB ROAD
PITTSBURGH, PA 15238
----------------------------------------------------------------------------
SHELTER WEST                                                       4,836.05
2810 S RESERVE
MISSOULA, MT 59806
----------------------------------------------------------------------------
SOLOW MANAGEMENT CORP.                             1/7/98         $6,535.00
PO BOX 6689
CHURCH STREET STATION
NEW YORK, NY 10249
----------------------------------------------------------------------------
SPRINT                                            1/30/98        $11,293.45
P0 BOX 930331                                      2/6/98
ATLANTA, GA 31193-0331
----------------------------------------------------------------------------
SPT CORP.                                          3/3/98         $1,953.92
143 WEST 41ST STREET
NEW YORK, NY 10036
----------------------------------------------------------------------------
ST PATRICK HOSPITAL                                                  814.00
P0 BOX 4587
MISSOULA MT 59806
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
STAPLES                                            2/3/98          2,978.75
PO BOX 8001
LAYTON, UT 84041-8001
----------------------------------------------------------------------------
STARFLYER FREIGHT                                                  2,800.00
4301 36TH STREET W.
SUITE C8
P.O. BOX 254
BRADENTON, FL 34206-0254
----------------------------------------------------------------------------
STATE OF DELAWARE                                 2/24/98        $46,780.00
1209 ORANGE STREET
WILMINGTON, DE 19801
----------------------------------------------------------------------------
STATE COMP INSURANCE FUND                                         15,284.29
P0 BOX 4759
HELENA, MT 59604
----------------------------------------------------------------------------
SUPPLY TECH                                                        1,701.55
1000 CAMPUS DRIVE
ANNA ARBORR, MI 48104
----------------------------------------------------------------------------
THE GUARDIAN                                      1/23/98         $2,447.17
P0 BOX 95101                                       2/6/98
CHICAGO, IL 60694                                  3/2/98
----------------------------------------------------------------------------
TNCN-(DBA DNAS, INC.)                              2/4/98        $32,786.02
6 SOUTH 230 CONCORD ROAD
NAPERVILLE, IL 60540
----------------------------------------------------------------------------
TUV PRODUCT SVC. CO.                                               1,790.00
P.O. BOX 5-0735
WOBURN, MA 01815-0735
----------------------------------------------------------------------------
U.S. TRUST COMPANY, INC.                           2/9/98         $1,258.27
114 W. 47TH STREET                                3/27/98
NEW YORK, NY 10036
----------------------------------------------------------------------------
UNDERWATER GARDENS, INC.                          1/30/98         $1,882.50
77 7TH AVENUE, SUITE 3S
NEW YORK, NY 10011
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
UNISOURCE                                                          5,756.36
812 TOOLE AVE
MISSOULA MT 59801
----------------------------------------------------------------------------
UNITED PARCEL SERVICE                             1/13/98         $1,671.21
P0 BOX 4980                                        2/2/98
HAGERSTOWN, MD 21747                              2/13/98
                                                  2/25/98
                                                   3/3/98
----------------------------------------------------------------------------
UNUM MT                                                            3,380.36
DEPT CH1O449
PALTAINE IL 60055
----------------------------------------------------------------------------
UNUM                                               1/7/98         $2,369.54
625 EDEU PARK DRIVE #800                           2/6/98
CINCINNATI, OH 45202                               3/6/98
----------------------------------------------------------------------------
UPS MONTANA                                                        8,358.17
P.O. BOX 630016
DALLAS, TX 75263-0016
----------------------------------------------------------------------------
US WEST COMMUNICATIONS                                             5,426.90
PO BOX 31851
SALT LAKE CITY, UT 84131
----------------------------------------------------------------------------
USF REDDAWAY                                                       2,348.92
PO BOX 1035
CLACKAMAS, OR 97015
----------------------------------------------------------------------------
WAALI, ED                                                          1,000.00
108 TAHOE DRIVE
MISSOULA, MT 59803
----------------------------------------------------------------------------
WALDBAUM LOCKSMITHS                               1/27/98         $2,078.65
353 EAST 52ND STREET                              1/29/98
NEW YORK, NY 10022                                 2/2/98
----------------------------------------------------------------------------
WATKINS & SHEPARD TRUCKING                                         3,322.90
PO BOX 5328
MISSOULA, MT 59806
----------------------------------------------------------------------------

                   RIDER 3(a) - Statement of Financial Affairs

----------------------------------------------------------------------------
NAME AND ADDRESS OF CREDITOR                     DATES OF        AMOUNT PAID
                                                 PAYMENTS
----------------------------------------------------------------------------
WESTERN TRADE                                                     31,969.12
P.O. BOX 8182
MISSOULA, MT 59807
----------------------------------------------------------------------------
WESTERN BUSINESS SYSTEMS                                           1,230.56
1245 W BROADWAY
MISSOULA, MT 59802
----------------------------------------------------------------------------
WIENER, PENTA & GOODMAN, P.C.                      1/5/98        $63,291.00
MERIDIAN CENTER 1                                  1/7/98
2 INDUSTRIAL WAY WEST                             2/25/98
EATONTOWN, NJ 07724                               3/24/98
----------------------------------------------------------------------------
YELLOW FREIGHT                                                     2,699.39
P.O. BOX 730333
DALLAS, TX 75373-0333
============================================================================

                   RIDER 3(b) - STATEMENT OF FINANCIAL AFFAIRS

3. Payments to creditors

b. List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

        ================================================================
             NAME AND ADDRESS OF      DATES OF PAYMENTS     AMOUNT PAID
          CREDITOR AND RELATIONSHIP
                  TO DEBTOR
        ----------------------------------------------------------------
        John W. Andersen              4/15/97- 1/31/98      $631,192.23
        c/o Lillie Goodrich
        7-A Patricia Lane
        Cos Cob, CT 06807
        ----------------------------------------------------------------
        Dori M. Reap                   4/15/97-3/31/98       333,665.93
        c/o Ultrafem, Inc.
        130 West 42nd Street
        Suite 1103
        New York, NY 10036
        ----------------------------------------------------------------
        Tonya G. Hinch                4/15/97- 3/31/98       256,108.15
        c/o Ultrafem, Inc.
        130 West 42nd Street
        Suite 1103
        New York, NY 10036
        ----------------------------------------------------------------
        Audrey Contente               4/15/97 - 1/31/98      456,456.94
        211 East 70th Street, #16C
        New York, New York 10021
        ----------------------------------------------------------------
        Gary L. Nordmann               4/4/97- 2/20/98       190,225.64
        18 Belmont Place
        Huntington, New York 11743
        ================================================================

                   RIDER 4(a) - STATEMENT OF FINANCIAL AFFAIRS

Question:

      4. Suits, executions, garnishments and attachments, and administrative proceedings

a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

Answer:

      1. Audrey Contente v. Ultrafem, Inc., John W. Andersen, Charles D. Peebler, Jr., Martin Nussbaum, Richard A. Cone, Joy V. Jones, and Barrie Zesiger, Complaint No. 98 CIV 0912, pending in United States District Court Southern District of New York, alleging wrongful, unlawful and discriminatory conduct.

      2. Lynn E. McNeill-Ayele and Geachew Ayele v. Ultrafem, Inc., a Delaware Corporation, Longs Drugs Stores, Inc., a California corporation, and DOES 1 through 100 inclusive, Complaint No. 97AS05702, pending in the Superior Court of the State of California in and for the County of Sacramento, alleging personal injury.

      3. Earl Pruyn, M.D. v. Ultrafem, Inc., a Delaware Corporation, John W. Andersen, Charles D. Peebler, Jr., Audrey Contente, Joy Vida Jones, Martin Nussbaum, Richard A. Cone, Barrie Zesiger, Case No. CV 97-149-M-LBE, pending in the United States District Court for the Southern District of Montana, Missoula Division, relating to 10% Subordinated Convertible Debentures. Dismissed without prejudice as to two counts; with prejudice as to two counts.

      4. Philip Berliner on behalf of himself and all other shareholders of Ultrafem, Inc. Similarly situated v. Ultrafem, Inc., John W. Anderson, Audrey Contente, Dori M. Reap, Tonya G. Hinch, Gary Nordmann, Wendell Guthrie, Richard
A. Cone, Joy Vida Jones, Martin Nussbaum, Charles D. Peebler, Jr. and Barrie Zesiger, Complaint No. 98 CIV 1977, pending in the United States District Court Southern District of New York, relating to $40 million public offering of 2 million shares of common stock.

      5. John Magnan, on behalf of himself and all others similarly situated v. Ultrafem, Inc., John W. Anderson, Audrey Contente, Dori M. Reap, Complaint No. 98 CIV 1900, pending in the United States District Court for the Southern District of New York.

                    RIDER 7 - STATEMENT OF FINANCIAL AFFAIRS

Question:

      7. Gifts

List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200.00 in value per individual family member and charitable contributions aggregating less than $100.00 per recipient. (Married debtors filing under chapter 12 or 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

Answer:

================================================================================
NAME AND ADDRESS               RELATIONSHIP TO       DATE OF       DESCRIPTION
  OF PERSON OR                  DEBTOR IF ANY         GIFT          AND VALUE
 ORGANIZATION
--------------------------------------------------------------------------------
Juvenile Diabetes                   None             8/13/97        $25,000.00
Foundation
--------------------------------------------------------------------------------
Franciscan Sisters of the           None              9/8/97            500.00
Poor
--------------------------------------------------------------------------------
Memorial Sloan Kettering            None             11/6/97          1,000.00
--------------------------------------------------------------------------------
Dress for Success                   None             12/30/97           480.00

                                                                    $26,980.00
================================================================================

                    RIDER 11 - STATEMENT OF FINANCIAL AFFAIRS

Question:

      11. Closed financial accounts

List all financial accounts and instruments held in the name of the debtor or the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

Answer:

================================================================================
   NAME AND ADDRESS OF             TYPE AND NUMBER OF            AMOUNT
      INSTITUTION                  ACCOUNT AND AMOUNT           AND DATE
                                    OF FINAL BALANCE           OF SALE OR
                                                                CLOSING
--------------------------------------------------------------------------------
The Chase Manhattan Bank         Box No. 0224800 - Br. 123        2/98
Lincoln Building Branch No. 621  Safe Deposit Box
60 East 42nd Street
New York, New York 10165         A/C No. 092-065368
                                 Business Checking                1/97

                                 A/C No. 128-0732649-65
                                 Money Market                     1/97

                                 A/C 4798 6031 2201 0001
                                 Visa                             12/97
--------------------------------------------------------------------------------
United States Trust Company of   A/C No. 47921100                3/26/98
New York                         Short Term Portfolio A/C
114 West 47th Street
New York, New York 10036-1532
--------------------------------------------------------------------------------
United States Trust Company of   A/C No. 21-0521-7               3/26/98
New York                         Checking Account
11 West 54th Street
New York, New York 10036-1532    A/C No. 69-5612-7                 5/97
                                 Money Market/RBA
--------------------------------------------------------------------------------

================================================================================
   NAME AND ADDRESS OF             TYPE AND NUMBER OF            AMOUNT
      INSTITUTION                  ACCOUNT AND AMOUNT           AND DATE
                                    OF FINAL BALANCE           OF SALE OR
                                                                CLOSING
--------------------------------------------------------------------------------
First Interstate Bank            A/C No. 1468194962              9/24/97
P.O. Box 4667                    Savings Account
Missoula, MT 59806-4667
================================================================================

                  RIDER 17(a) - STATEMENT OF FINANCIAL AFFAIRS

Question:

      17. Books, records, and financial statements

a. List all bookkeepers and accountants who, within the six years immediately preceding the filing of this bankruptcy case, kept or supervised the keeping of books of account and records of the debtor.

Answer:

================================================================================
NAME AND ADDRESS                                 DATES SERVICE PROVIDED
--------------------------------------------------------------------------------
Dori M. Reap,                                8/1/95 - Present
c/o Ultrafem, Inc.
130 West 42nd Street
Suite 1103
New York, NY
--------------------------------------------------------------------------------
Evan C. Akelson                              4/22/96 - 3/25/98
Controller
c/o Ultrafem, Inc.
130 West 42nd Street
Suite 1103
New York, NY
--------------------------------------------------------------------------------
Ruth Ng                                      4/29/96 - Present
Staff Accountant
c/o Ultrafem, Inc.
130 West 42nd Street
Suite 1103
New York, NY
--------------------------------------------------------------------------------
Kathy Del Gaudio,                            6/3/96 - Present
Treasury Manager
c/o Ultrafem, Inc.
130 West 42nd Street
Suite 1103
New York, NY
--------------------------------------------------------------------------------
John Baron (part-time accountant)             1995 - Present
c/o Ultrafem, Inc.
130 West 42nd Street
Suite 1103
New York, NY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME AND ADDRESS                                 DATES SERVICE PROVIDED
--------------------------------------------------------------------------------
Jim Karoli                                   1994 - July 1996
c/o Ultrafem, Inc.
130 West 42nd Street
Suite 1103
New York, NY
--------------------------------------------------------------------------------
April Brodie                                 6/24/96 - Present
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Carolynn Fagan                               5/22/96 - 6/27/97
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Jo Holly Goforth                             5/12/97 - 1/7/98
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Deborah Haessly                              7/1/97 - 12/31/97
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Carrie Harrison                              2/4/97 - 5/29/97
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Jacque Lanier                                5/20/96 - 11/7/97
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Clay Meissner                                9/25/96 - 3/20/98
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Kern Michels                                 5/24/96 - 8/22/97
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME AND ADDRESS                                 DATES SERVICE PROVIDED
--------------------------------------------------------------------------------
Tracey Pilquist                              4/18/96 - 5/30/97
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Joel Sandau                                  7/28/97 - Present
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Jill Twardoski                               2/4/97 - 3/13/98
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
--------------------------------------------------------------------------------
Pamela Veneklasen                            3/1/96 - Present
c/o Ultrafem, Inc.
1600 North Avenue
Misoula, Montana 59801
================================================================================

                  RIDER 17(B) - STATEMENT OF FINANCIAL AFFAIRS

17.   Books, records, and financial statements

b. List all firms or individuals who, within the two years immediately preceding the filing of this bankruptcy case, have audited the books of account and records, or prepared a financial statement of the debtor

================================================================================
      NAME                       ADDRESS                     DATES SERVICES
                                                                RENDERED
--------------------------------------------------------------------------------
Ellen R. Ungar, C.P.A.  Wiener, Penta, Goodman, P.C.       1995-present
Joel Wiener, C.P.A.     377 Madison Avenue, Suite 701
                        New York, New York 10022
--------------------------------------------------------------------------------
Steve Gallucci, C.P.A.  Deloitte & Touche, LLP             1995-January 1998
Irwin Goldberg, C.P.A.  2 World Financial Center
Jeff Frisch, C.P.A.     New York, New York 10281
--------------------------------------------------------------------------------
Jim Bennett, C.P.A.     Deloitte & Touche, LLP             September 1996 -
Gina Schlag, C.P.A.     101 S. Capitol Blvd., Suite 1800   January 1998
David Ulrichs, C.P.A.   Boise, ID 83702
Mary T. Pawek, C.P.A.
================================================================================

                  RIDER 19(b) - STATEMENT OF FINANCIAL AFFAIRS

Question:

      b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

Answer:

            =========================================================
               NAME AND ADDRESS                       NATURE &
                                                 PERCENTAGE OF STOCK
                                                     OWNERSHIP
            ---------------------------------------------------------
            Zesiger Capital Group                       7.6%
            320 Park Avenue
            New York, NY 10022
            Attn: Barrie R. Zesiger
            ---------------------------------------------------------
            Mellon Bank Corporation                    13.14%
            One Mellon Bank Center
            Pittsburgh, Pennsylvania 15258
            Attn: William L. Dawson, Jr.
            ---------------------------------------------------------
            Dimensional Fund Advisors, Inc.             6.0%
            1299 Ocean Avenue, 11th Floor
            Santa Monica, California 90401
            Attn: Henry Gray
            ---------------------------------------------------------
            Audrey Contente                             7.0%
            211 East 70th Street
            Apt. 16C
            New York, New York 10021
            ---------------------------------------------------------
            John W. Andersen                     Board of Directors
            c/o Lillie Goodrich
            7-A Patricia Lane
            Cos Cob, CT 06807
            ---------------------------------------------------------
            Richard A. Cone, Ph.D.               Board of Directors
            The John Hopkins University
            Dept. of Biophysics/Jenkins Hall    (Resigned from Board
            3400 N. Charles Street                  post-petition)
            Baltimore, MD 21218
            ---------------------------------------------------------

            ---------------------------------------------------------
               NAME AND ADDRESS                       NATURE &
                                                 PERCENTAGE OF STOCK
                                                     OWNERSHIP
            ---------------------------------------------------------
            Joy V. Jones                         Board of Directors
            Wilkie Farr & Gallagher
            153 East 53rd Street
            New York, New York
            ---------------------------------------------------------
            Martin Nussbaum                      Board of Directors
            Shereff Friedman, Hoffman &
            Goodman, LLP
            919 Third Avenue, 20th Floor
            New York, New York 10022
            ---------------------------------------------------------
            Dori M. Reap                           CFO & Secretary
            130 West 42nd Street, Suite 1103
            New York, New York 10036
            ---------------------------------------------------------
            Tonya G. Hinch                      Senior Vice President
            130 West 42nd Street, Suite 1103
            New York, New York 10036
            =========================================================

                  RIDER 20(b) - STATEMENT OF FINANCIAL AFFAIRS

20. Former partners, officers, directors and shareholders

b. It the debtor is a corporation, list all officers or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

================================================================================
        NAME                      ADDRESS                    DATE OF
                                                           TERMINATION
--------------------------------------------------------------------------------
Barrie Zesiger             Zesiger Capital Group             12/22/98
Director                   320 Park Avenue
                           New York, New York 10022
--------------------------------------------------------------------------------
Audrey Contente            211 East 70th Street, Apt. 16C    1/27/98
Officer, Director          New York, New York 10021           2/9/98
--------------------------------------------------------------------------------
Charles D. Peebler, Jr.    c/o True North                     3/2/98
Director                   40 West 23rd St.
                           New York, New York 10010-5201
--------------------------------------------------------------------------------
John Andersen              c/o Lillie Goodrich               1/27/98
Officer, Director          7-A Patricia Lane
                           Cos Cob, Connecticut 06807
--------------------------------------------------------------------------------
Gary L. Nordmann           14 Belmont Place                  1/31/98
Officer                    Huntington, New York 11743
================================================================================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------------X
In re:                                        :   Chapter 11 Case No.
                                              :   98 B 42280 [PCB]
ULTRAFEM, INC.,                               :
                                              :
                            Debtor.           :
                                              :
Employer Tax Identification No. 33-0435037    :
                                              :
----------------------------------------------X

                 VERIFICATION OF STATEMENT OF FINANCIAL AFFAIRS

            Dori M. Reap and Tonya G. Hinch, constituting the Office of the Chief Executive of Ultrafem Inc., the above named debtor (the "Debtor"), hereby declare under the penalties of perjury, that the information set forth in the foregoing Statement of Financial Affairs and any attachments thereto are true and correct to the best of our knowledge, information and belief.

DATED: May 19, 1998

ULTRAFEM, INC.,                           ULTRAFEM, INC.,
Debtor and Debtor-In-Possession           Debtor and Debtor-In-Possession
By:                                       By:


/s/ Dori M. Reap                          /s/ Tonya G. Hinch
---------------------------               ------------------------------
Dori M. Reap                              Tonya G. Hinch
Office of the Chief Executive;            Office of the Chief Executive;
Senior Vice President of Finance and      Senior Vice President, Marketing
Administration; Secretary and Chief       and Sales
Financial Officer

                         United States Bankruptcy Court

                          SOUTHERN District of NEW YORK

IN RE    ULTRAFEM, INC.                               Case No.  98 B 42280 [PCB]
        name of debtor                                chapter      Chapter 11

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amount from Schedules A and B to determine the total amount of the debtor's assets. Add the amount from Schedules D, E, and F to determine the total amount of the debtor's liabilities.

                                                                     AMOUNTS SCHEDULED
--------------------------------------------------------------------------------------------------
                                 ATTACHED   NO. OF
      NAME OF SCHEDULE           (YES/NO)   SHEETS         ASSETS        LIABILITIES      OTHER
--------------------------------------------------------------------------------------------------
                                    yes       1        $0.00
A -- Real Property
--------------------------------------------------------------------------------------------------
                                    yes      10        $17,154,152.81
B -- Personal Property
--------------------------------------------------------------------------------------------------
                                     no       1
C -- Property Claimed as Exempt
--------------------------------------------------------------------------------------------------
D -- Creditors Holding Secured      yes       1                        $0.00
Claims
--------------------------------------------------------------------------------------------------
E -- Creditors Holding Unsecured    yes      11                        $6,672.54
Priority Claims
--------------------------------------------------------------------------------------------------
F -- Creditors Holding Unsecured    yes      47                        $12,909,594.46
Nonpriority Claims
--------------------------------------------------------------------------------------------------
G -- Executory Contracts and        yes       9
Unexpired Leases
--------------------------------------------------------------------------------------------------
                                    yes       1
H -- Codebtors
--------------------------------------------------------------------------------------------------
                                     no       0
I -- Current Income of Individual
Debtor(s)
--------------------------------------------------------------------------------------------------
                                     no       0
J -- Current Expenditures of
Individual Debtor(s)
--------------------------------------------------------------------------------------------------
  Total Number of Sheets of ALL Schedules >  81
                                           ------

                                        Total Assets > $17,154,152.81
                                                       --------------

                                                   Total Liabilities > $12,916,267.00
                                                                       --------------

Ultrafem, Inc.                       98 B 42280 [PCB]
NAME OF DEBTOR                       CASE NO

                           SCHEDULE A -- REAL PROPERTY

Except as listed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a cotenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint or Community." If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

Do not include interest in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claim in the property only in Schedule C - Property Claimed as Exempt.

-------------------------------------------------------------------------------------------------
                                                              CURRENT MARKET
                                                 HUSBAND     VALUE OF DEBTOR'S
    DESCRIPTION AND      NATURE OF DEBTOR'S    WIFE, JOINT      INTEREST IN       AMOUNT OF
  LOCATION OF PROPERTY  INTEREST IN PROPERTY       OR        PROPERTY, WITHOUT  SECURED CLAIM
                                                COMMUNITY      DEDUCTING ANY
                                                             SECURED CLAIM OR
                                                                EXEMPTION
-------------------------------------------------------------------------------------------------
None

-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                  Total >
                                                             -----------------
                                                     (Report also on Summary of Schedules)

Ultrafem, Inc.                       98 B 42280 [PCB]
NAME OF DEBTOR                       CASE NO

                         SCHEDULE B -- PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife of both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   CURRENT MARKET
                                                                                                  VALUE OF DEBTOR'S
                                                                                     HUSBAND,       INTEREST IN
             TYPE OR PROPERTY                 NONE         DESCRIPTION AND            WIFE,           PROPERTY,
                                                         LOCATION OF PROPERTY       JOINT OR           WITHOUT
                                                                                    COMMUNITY       DEDUCTING ANY
                                                                                                   SECURED CLAIM OR
                                                                                                      EXEMPTION
-----------------------------------------------------------------------------------------------------------------------
1. Cash on hand                                      New York $300.00                                     $2,264.24
                                                     Montana 1,964.24

2. Checking, savings or other financial              See Rider B(2)                                     $408,869.35
accounts, certificates of deposit, or
shares in banks, savings and loan, thrift,
building and loan, and homestead
associations, or credit unions, brokerage
houses, or cooperatives.

3. Security deposits with public utilities,          See Rider B(3)                                      $20,522.73
telephone companies, landlords, and
others.

4. Household goods and furnishings,             x
including audio, video and computer
equipment.

5. Books, pictures and other art objects,       x
antiques, stamp, coin, record tape,
compact disc, and other collections or
collectibles.

6. Wearing Apparel.                             x

7. Furs and Jewelry.                            x

8. Firearms and sports, photographic, and       x
other hobby equipment.

9. Interests in insurance policies, Name             See Rider B(9)                                     $181,509.36
insurance company of each policy and
itemize surrender or refund value of each.

10. Annuities. Itemize and name each            x
issuer.
-----------------------------------------------------------------------------------------------------------------------

Ultrafem, Inc.                       98 B 42280 [PCB]
NAME OF DEBTOR                       CASE NO.

                         SCHEDULE B -- PERSONAL PROPERTY
                              (Continuation Sheet)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   CURRENT MARKET
                                                                                                  VALUE OF DEBTOR'S
                                                                                     HUSBAND,       INTEREST IN
             TYPE OR PROPERTY                 NONE         DESCRIPTION AND            WIFE,           PROPERTY,
                                                         LOCATION OF PROPERTY       JOINT OR           WITHOUT
                                                                                    COMMUNITY       DEDUCTING ANY
                                                                                                   SECURED CLAIM OR
                                                                                                      EXEMPTION
-----------------------------------------------------------------------------------------------------------------------
11. Interests in IRA, ERISA, Keogh, or          x
other pension or profit sharing plans.
Itemize.

12. Stock and interests in                      x
incorporated and unincorporated
businesses. Itemize.

13. Interests in partnerships or joint          x
ventures. Itemize.

14. Government and corporate bonds and          x
other negotiable and nonnegotiable
instruments.

15. Accounts Receivable                                                                                 $454,600.00

16. Alimony, maintenance, support, and          x
property settlements to which the
debtor is or may be entitled. Give particulars.

17. Other liquidated debts owing debtor              Tax Credit - New York City Commercial Rent           $1,063.13
including tax refunds. Give particulars.             Tax

18. Equitable or future interest, life estate, x and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19. Contingent and noncontingent                x
interests in estate of a decedent, death
benefit plan, life insurance policy, or trust.

20. Other contingent and unliquidated           x
claim of every nature, including tax
refunds, counterclaims of the debtor, and
rights to setoff claims. Give estimated
value of each.

21. Patents, copyrights, and other                   See Rider 8(21)                                   Undetermined
intellectual property. Give particulars.

22. Licenses, franchises, and other                  License, Research & Product Development           Undetermined
general intangibles. Give particulars.               Agreement dated February 8, 1996 with
                                                     ReProtect LLC
-----------------------------------------------------------------------------------------------------------------------

Ultrafem, Inc.                       98 B 42280 [PCB]
NAME OF DEBTOR                       CASE NO.

                         SCHEDULE B -- PERSONAL PROPERTY
                              (Continuation Sheet)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   CURRENT MARKET
                                                                                                  VALUE OF DEBTOR'S
                                                                                     HUSBAND,       INTEREST IN
             TYPE OR PROPERTY                 NONE         DESCRIPTION AND            WIFE,           PROPERTY,
                                                         LOCATION OF PROPERTY       JOINT OR           WITHOUT
                                                                                    COMMUNITY       DEDUCTING ANY
                                                                                                   SECURED CLAIM OR
                                                                                                      EXEMPTION
-----------------------------------------------------------------------------------------------------------------------
23. Automobiles, trucks, trailers, and other         1997 Chevrolet Corvette                             $36,000.00
vehicles and accessories.

24. Boats, motors, and accessories.             x

25. Aircraft and accessories.                   x

26. Office equipment, furnishings, and               New York and Montana                                $20,000.O0
supplies.

27. Machinery, fixtures, equipment, and              Montana and New York                            $11,843,854.00
supplies used in business.

28. Inventory.                                       See Rider B(28) Attached                         $4,185,470.00

29. Animals.                                    x

30. Crops -growing or harvested. Give           x
particulars.

31. Farming equipment and implements.           x

32. Farm supplies, chemicals and feed.          x

33. Other personal property of any kind not     x
already listed, Itemize.
-----------------------------------------------------------------------------------------------------------------------

                                                                                                     --------------
     0 continuation sheets attached                                Personal Property Value - Total > $17,154,152.81
                                                                                                     --------------

                                                                                   (Include amounts from any
                                                                                   continuation sheets attached.
                                                                                   Report total also on Summary of
                                                                                   Schedules.)

                             RIDER B(2) -- ACCOUNTS

2. Checking, savings or other financial accounts, certificates of deposit, or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.

================================================================================
     NAME OF BANK              ACCOUNT NO.            DESCRIPTION      BALANCE
--------------------------------------------------------------------------------
The Chase Manhattan Bank
60 East 42nd Street
New York, NY 10165         A/C No. 904-551520        Concentration   $365,437.69
                           -----------------------------------------------------
                           A/C No. 092-065867        Payroll                3.60
                           -----------------------------------------------------
                           A/C No. 220/50025325      Vista                  0.00
                           -----------------------------------------------------
                           A/C No. 6216028943-65     Savings           38,991.00
                           (High View Security
                           Deposit)
                           -----------------------------------------------------
                           A/C No. 128-6192870-19                       4,034.59
--------------------------------------------------------------------------------
Bank of America            A/C No. 0033-1-30804      Lockbox              134.48
P.O. Box 3700              P.O. Box 37000
San Francisco, CA 94137    Parent No. 98898
                           Lockbox No. 73088
--------------------------------------------------------------------------------
First Interstate Bank
101 E. Front
Missoula, MT 5980          A/C 1400945380           Veriphone             267.99
                           -----------------------------------------------------
                           A/C 1400919302           Payroll                 0.00
                           -----------------------------------------------------
                           A/C 1400875058           Checking                0.00
================================================================================

                         RIDER B(3) -- PERSONAL PROPERTY

      3. Security deposits with public utilities, telephone companies, landlords, and others.

================================================================================
          DESCRIPTION                             DATE OF DEPOSIT     SECURITY
                                                                      DEPOSIT
                                                                       AMOUNT
--------------------------------------------------------------------------------
Tokai Financial - postage meter                        6/25/96          149.39
--------------------------------------------------------------------------------
Bell Atlantic-deposit on upgrade                      10/21/97          500.00
--------------------------------------------------------------------------------
America Properties-Security deposit 130                2/19/98       12,133.34
W. 42nd
--------------------------------------------------------------------------------
GE Capital                                                            7,740.00
--------------------------------------------------------------------------------
                                           TOTAL                    $20,522.73
================================================================================

                         RIDER B(9) -- PERSONAL PROPERTY

Question: 9. Interests in insurance policies, Name insurance company of each policy and itemize surrender or refund value of each.

Answer:

================================================================================
DIRECTORS & OFFICERS INSURANCE                             UNEARNED PREMIUM/
                                                              REFUND VALUE
--------------------------------------------------------------------------------
Genesis Insurance Company                                         $137,378.49
25550 Chagrin Blvd.
Suite 300
Beachwood, OH 44122-5676
--------------------------------------------------------------------------------
LIABILITY COVERAGE                                         UNEARNED PREMIUM/
                                                              REFUND VALUE
--------------------------------------------------------------------------------
General Star Indemnity Co.
550 South Hope Street
Suite 700
Los Angeles, CA 90071-2648
--------------------------------------------------------------------------------
General Star National Insurance Co.
550 South Hope Street - Suite 700
Los Angeles, CA 90071-1735
--------------------------------------------------------------------------------
Royal Insurance Co. Of America
--------------------------------------------------------------------------------
Mount Hawley Insurance Co.
Peoria, IL 61615
do Queen City Insurance
4785 Eastern Avenue
Cincinnati, OH 45226
--------------------------------------------------------------------------------
                                                 TOTAL             $24,236.45
--------------------------------------------------------------------------------
PROPERTY INSURANCE                                         UNEARNED PREMIUM/
                                                              REFUND VALUE
--------------------------------------------------------------------------------
Chubb Insurance Co.                                                 $3,890.59
15 Mountain View Road
Warren, New Jersey 07059
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORKERS COMPENSATION                                       UNEARNED PREMIUM/
                                                              REFUND VALUE
--------------------------------------------------------------------------------
Chubb Insurance Co.                                                   $574.85
15 Mountain View Road
Warren, New Jersey 07059
--------------------------------------------------------------------------------
FOREIGN DIC INSURANCE                                      UNEARNED PREMIUM/
                                                              REFUND VALUE
--------------------------------------------------------------------------------
Chubb Insurance Co.                                                   $102.74
15 Mountain View Road
Warren, New Jersey 07059
--------------------------------------------------------------------------------
E&O COMMUNICATIONS LIABILITY                               UNEARNED PREMIUM/
INSURANCE                                                     REFUND VALUE
--------------------------------------------------------------------------------
Employers Reinsurance Company                                       $3,945.21
--------------------------------------------------------------------------------
   EMPLOYMENT PRACTICES INSURANCE                          UNEARNED PREMIUM/
                                                              REFUND VALUE
--------------------------------------------------------------------------------
Granite State Insurance Company                                    $11,381.03
Morefar Marketing Inc.
501 Carr Road
Wilmington, DE 19809
================================================================================

                         RIDER B(21) - PERSONAL PROPERTY

Question:

            21. Patents, copyrights, and other intellectual property. Give particulars.

Answer:

      Trademarks

            The Company obtained registrations for its trademarks with the United States Patent and Trademark Office for "INSTEAD(R)," "INSTEAD(R) and its logo," "SoftCup," and "Ultrafem" in 1996, 1997, 1992 and 1993, respectively. As of September 2, 1997, the INSTEAD(R) mark has been registered in Australia, Canada, Paraguay, Switzerland and Taiwan. The Company has also filed an application to register the trademark "INSTEAD(R)" in Argentina, Brazil, Chile, India, Korea, Mexico, New Zealand, Pakistan, Panama, Philippines, Russia, South Africa, Turkey, Uruguay, Venezuela, and the European Community.

      Patents

            PATENTS PENDING

            o     Australian Patent Application No. 46547/93
                  Filing Date: June 28, 1993
                  Title: Vaginal Discharge Collection and Drug Delivery Device

            o     Brazilian Patent Application No. P19306596
                  Filing Date: December 22, 1994
                  Title: Vaginal Discharge Collection and Drug Delivery Device

            o     New Canadian Divisional Patent Application
                  Filing Date: April 4, 1997
                  Title: Feminine Hygiene Device

            o     European Patent Application No. 91901923
                  Filing Date: December 7, 1990
                  Title: Feminine Hygiene Device

                  Designated European Countries: Belgium, Denmark, France, Germany, Italy, Netherlands, Spain, Sweden,
                  Switzerland/Lichstenstein, and United Kingdom.

            o     European Patent Application No. 9391682.6
                  Filing Date: June 28, 1993
                  Title: Vaginal Discharge Collection and Drug Delivery Device

                  Designated European Countries: Belgium, Denmark, France, Germany,

                  Italy, Netherlands, Spain, Sweden, Switzerland/Lichstenstein, and United Kingdom.

            o     Canadian Patent Application No. 2,138,668
                  Filing Date: June 28, 1993
                  Title: Vaginal Discharge Collection and Drug Delivery Device.

            o     New U.S. Patent Application
                  Filed: March 28, 1997
                  Title: Discharge Collection Device and Intravaginal Drug Delivery System

            o     U.S. Patent Application S.N. 08/828,962
                  Filing Date: March 28, 1997
                  Title: Intravaginal Drug Delivery System and Discharge Collection Device

            o     U.S. Patent Application S.N. 08/215,062
                  Filed: March 21, 1994
                  Title: Vaginal Discharge Collection Device and Intravaginal Drug Delivery System

            o U.S. Provisional Patent Application No. 60/021236 Filing Date: July 3, 1996
                  Title: Method and System for Manufacturing Elastomeric
                  Articles

                  PATENTS ISSUED/ALLOWED

            o     U.S. Patent No. 5,295,984
                  Issue Date: March 22, 1994
                  Title: Vaginal Discharge Collection Device and Intravaginal Drug Delivery System

            o     Canadian Patent Application No. 2070426
                  Filing Date: December 7, 1990
                  Title: Feminine Hygiene Device

                         RIDER B(28) - PERSONAL PROPERTY

28. Inventory.

================================================================================
TYPE OR PROPERTY                     DESCRIPTION                 CURRENT
                                    AND LOCATION              MARKET VALUE
                                     OF PROPERTY               OF DEBTOR'S
                                                               INTEREST IN
                                                                PROPERTY,
                                                                 WITHOUT
                                                              DEDUCTING ANY
                                                              SECURED CLAIM
                                                              OR EXEMPTION
--------------------------------------------------------------------------------
RAW MATERIAL
INVENTORY:
--------------------------------------------------------------------------------
                                   Montana                   $  444,636.21
                                   ---------------------------------------------
                                   Liberty Tool                  90,796.07
                                   ---------------------------------------------
                                   Clopay Plastics               23,114.39
                                   ---------------------------------------------
                                   Bloomer Plastics               9,061.00
                                   ---------------------------------------------
                                   JK Molds                       4,199.66
                                   ---------------------------------------------
                                   Jefferson Smurfit             47,771.95
                                   ---------------------------------------------
                                   Other                          1,105.00
--------------------------------------------------------------------------------
                                                  TOTAL:     $  620,684.48
                                                             =============
--------------------------------------------------------------------------------
FINISHED GOODS
INVENTORY:
--------------------------------------------------------------------------------
                                   Montana                   $1,438,649.82
                                   ---------------------------------------------
                                   Morgan &                   1,847,205.36
                                   Sampson, CA
                                   ---------------------------------------------
                                   Morgan &                      11,079.90
                                   Sampson, HI
                                   ---------------------------------------------
                                   Rudie Wilhelm, OF             24,310.26
                                   ---------------------------------------------
                                   John Jeffrey, NJ             243,540.18
--------------------------------------------------------------------------------
                                                  TOTAL:      3,564,785.52
                                                             =============
--------------------------------------------------------------------------------
                                         TOTAL INVENTORY     $4,185,470.00
================================================================================

Ultrafem, Inc.                      98 B 42280 [PCB]
NAME OF DEBTOR                      CASE NO.

                    SCHEDULE C -- PROPERTY CLAIMED AS EXEMPT

Debtor elects the exemptions to which debtor is entitled under:
(Check one box)

|_| 11 U.S.C.ss.522(b)(1)     Exemptions in 11 U.S.C.ss.522(d). These exemptions
                              available only in certain states.

|_| 11 U.S.C.ss.522(b)(2)     Exemptions available under applicable
                              nonbankruptcy federal law, state or local law where the debtor's domicile has been located for the 180 days immediately preceding the filing of the petition, or for a longer portion of the 180-day period than in any other place, and the debtor's interest as a tenant by the entirety or joint tenant to the extent the interest is exempt from process under applicable nonbankruptcy law.

--------------------------------------------------------------------------------
                                                              CURRENT MARKET
                            SPECIFY LAW                          VALUE OF
                             PROVIDING      VALUE OF CLAIMED    PROPERTY
 DESCRIPTION OF PROPERTY       EACH            EXEMPTION         WITHOUT
                             EXEMPTION                          DEDUCTING
                                                                EXEMPTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT APPLICABLE


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

NAME Of DEBTOR Ultrafem, Inc.                          CASE NO. 98 B 42280 [PCB]

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and account number, if any, of all entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.. List creditors in alphabetical order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H", "W", "J", or "C", in the column labeled "Husband, Wife, Joint, or Community."

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

|X| Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

-----------------------------------------------------------------------------------------------------
                      CODEBTOR           DATE CLAIM WAS
                                            INCURRED,                       AMOUNT OF
                                         NATURE OF LIEN,                      CLAIM
 CREDITOR'S NAME            HUSBAND,     AND DESCRIPTION                     WITHOUT
AND MAILING ADDRESS       WIFE, JOINT      AND MARKET       CONTINGENT,     DEDUCTING   UNSECURED
INCLUDING ZIP CODE            OR            VALUE OF       UNLIQUIDATED,     VALUE OF   PORTION IF
                           COMMUNITY        PROPERTY         DISPUTED       COLLATERAL     ANY
                                         SUBJECT TO LIEN
-----------------------------------------------------------------------------------------------------
                      |_|                                 |_| contingent
                                                          |_| unliquidated
                                                          |_| disputed

                                         ----------------
                                         Value
                                         ----------------
                                         acct #
-----------------------------------------------------------------------------------------------------
                      |_|                                 |_| contingent
                                                          |_| unliquidated
                                                          |_| disputed

                                         ----------------
                                         Value
                                         ----------------
                                         acct #
-----------------------------------------------------------------------------------------------------
                      |_|                                 |_| contingent
                                                          |_| unliquidated
                                                          |_| disputed

                                         ----------------
                                         Value
                                         ----------------
                                         acct #
-----------------------------------------------------------------------------------------------------
                      |_|                                 |_| contingent
                                                          |_| unliquidated
                                                          |_| disputed

                                         ----------------
                                         Value
                                         ----------------
                                         acct #
-----------------------------------------------------------------------------------------------------
                      |_|                                 |_| contingent
                                                          |_| unliquidated
                                                          |_| disputed

                                         ----------------
                                         Value
                                         ----------------
                                         acct #
-----------------------------------------------------------------------------------------------------
                                             Subtotal (Total of this page) >
                                                                            -----------
     (Report also on Summary of Schedules)   Total (Use only on last page) >
                                                                            -----------

In re - Ultrafem, Inc.                                 CASE NO. 98 B 42280 [PCB]

            SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any of the entities holding priority claims against the debtor or the priority claims against the debtor or the property of the debtor, as of the date of filing of this petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H", "W", "J", or "C", in the column labeled "Husband, Wife, Joint, or Community."

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the completed schedule. Repeat this total also on the Summary of Schedules.

|_| Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPE OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets.)

|_| Extension of credit in an involuntary case

Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee of the order for relief. 11 U.S.C. ss.507(a)(2)

|X| Wages, salaries, and commissions

Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,000.00 per person earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, which ever occurred first, to the extent provided in 11 U.S.C. ss.507(a)(3).

|_| Contributions to employee benefit plans

Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

|_| Certain farmers and fisherman

Claims of certain farmers and fishermen up to $4,000.00 per farmer or fisherman, against the debtor, as provided in 11 U.S.C. ss.507(a)(5).

|_| Deposits by individuals

Claims of individuals up to a maximum of $1,800.00 for deposits for the purchase, lease, or rental or property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. ss.507(a)(6).

|_| Alimony, Maintenance, or Support

Claims of spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C. ss.507(a)(7).

|_| Taxes and certain other debts owed to governmental units.

Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. ss.507(a)(8).

|_| Commitments to Maintain the Capital of an Insured Depository Institution

Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or board of Governors of the Federal Reserve System, or their predecessors of successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss.507(a)(9).

* Amounts are subject to adjustment on April 1, 1988, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

                 _________________ continuation sheets attached

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Donna Gurney                    |_|                Accrued Sick    |_| contingent           $112.50       $112.50
16735 Houle Creek Road                             Pay             |_| unliquidated
Frenchtown, MT 59834                                               |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Julia Garfield                  |_|                Accrued Sick    |_| contingent           $104.96       $104.96
1804 Kemp                                          Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Scott Bunge                     |_|                Accrued Sick    |_| contingent           $380.88       $380.88
207 Mission                                        Pay             |_| unliquidated
Stevensville, MT 59870                                             |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Marci Loch                      |_|                Accrued Sick    |_| contingent           $210.00       $210.00
111 Washington Street                              Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Audrey Albrecht                 |_|                Accrued Sick    |_| contingent           $168.48        168.48
Box 75                                             Pay             |_| unliquidated
Clinton, MT 59825                                                  |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->        $976.82
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->
                                                                                      --------------

               (Report also on Summary of Schedules)

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Raymond Armstrong               |_|                Accrued Sick    |_| contingent            $53.04        $53.04
4617 Colonial Lane                                 Pay             |_| unliquidated
Missoula, MT 59874                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Roy Brady                       |_|                Accrued Sick    |_| contingent           $112.32       $112.32
144 S. Travioa                                     Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Kathleen Cahoon                 |_|                Accrued Sick    |_| contingent            $24.45        $24.45
2791 Belvue Drive                                  Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Debra Casaray                   |_|                Accrued Sick    |_| contingent           $149.76       $149.76
3 Kathy Jo                                         Pay             |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Janet Cowan                     |_|                Accrued Sick    |_| contingent           $168.48       $168.48
3650 Highway 200 E #9                              Pay             |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->        $508.05
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->
                                                                                      --------------

               (Report also on Summary of Schedules)

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Ella D'Avico                    |_|                Accrued Sick    |_| contingent            $22.71        $22.71
SRB 1488                                           Pay             |_| unliquidated
Clinton, MT 59825                                                  |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Bradley Engebrotson             |_|                Accrued Sick    |_| contingent           $158.16       $158.16
P.O. Box 45                                        Pay             |_| unliquidated
Frenchtown, MT 59834                                               |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Theresa Flanigan                |_|                Accrued Sick    |_| contingent           $149.76       $149.76
P.O. Box 582                                       Pay             |_| unliquidated
Florence, MT 59833                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Patricia Herbel                 |_|                Accrued Sick    |_| contingent            $21.06        $21.06
4756 Wilkie                                        Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Molly Hiburn                    |_|                Accrued Sick    |_| contingent            $56.16        $56.16
18960 Maple Lane                                   Pay             |_| unliquidated
Florence, MT 59833                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->        $407.85
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->
                                                                                      --------------

               (Report also on Summary of Schedules)

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Janey Holm                      |_|                Accrued Sick    |_| contingent           $149.76       $149.76
5125 Keil Loop                                     Pay             |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Bette Jensen                    |_|                Accrued Sick    |_| contingent           $112.32       $112.32
2004 Margaret                                      Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Angie Karlin                    |_|                Accrued Sick    |_| contingent            $56.16        $56.16
2015 Eaton                                         Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Joanne Lizotte                  |_|                Accrued Sick    |_| contingent           $124.61       $124.61
6205 Helena Drive                                  Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Mao Ly                          |_|                Accrued Sick    |_| contingent            $56.16        $56.16
9125 Sharptail Drive                               Pay             |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->        $499.01
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->
                                                                                      --------------

               (Report also on Summary of Schedules)

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Dorothy Malo                    |_|                Accrued Sick    |_| contingent           $131.63       $131.63
P.O. Box 460019                                    Pay             |_| unliquidated
Huson, MT 59846                                                    |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Beth McMaster                   |_|                Accrued Sick    |_| contingent           $158.16       $158.16
2316 Foothills                                     Pay             |_| unliquidated
Missoula, MT 59803                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Ronald Morgan                   |_|                Accrued Sick    |_| contingent            $55.84        $55.84
281 Looking Glass                                  Pay             |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Sandra Murray                   |_|                Accrued Sick    |_| contingent           $121.12       $121.12
23090 Nine Mile Road                               Pay             |_| unliquidated
Huson, MT 59846                                                    |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Andrea Nuckolls                 |_|                Accrued Sick    |_| contingent           $119.34       $119.34
330 Harlem                                         Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->        $586.09
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->
                                                                                      --------------

               (Report also on Summary of Schedules)

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Linda Owens                     |_|                Accrued Sick    |_| contingent           $112.32       $112.32
4740 Richlie                                       Pay             |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Robert Peltzer                  |_|                Accrued Sick    |_| contingent           $159.12       $159.12
1975 Jaho                                          Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Kathy Pickens                   |_|                Accrued Sick    |_| contingent           $159.12       $159.12
1105 Hoaglund #7                                   Pay             |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Samuel Riggs                    |_|                Accrued Sick    |_| contingent           $149.76       $149.76
803 Hiberta                                        Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Xiaoing Shen                    |_|                Accrued Sick    |_| contingent           $111.68       $111.68
315 9th Street                                     Pay             |_| unliquidated
Stevensville, MT 59870                                             |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->        $692.00
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->
                                                                                      --------------

               (Report also on Summary of Schedules)

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Eric Simon                      |_|                Accrued Sick    |_| contingent           $112.32       $112.32
813 Ronald Avenue                                  Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Gene Stewart                    |_|                Accrued Sick    |_| contingent           $117.92       $117.92
6045 Highway 10E                                   Pay             |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Lina Symes                      |_|                Accrued Sick    |_| contingent           $111.68       $111.68
1852 S. 12th W.                                    Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Susan Thompson                  |_|                Accrued Sick    |_| contingent           $168.48       $168.48
3500 W. Central                                    Pay             |_| unliquidated
Missoula, MT 59804                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Kendrick Watt                   |_|                Accrued Sick    |_| contingent            $63.36        $63.36
904 Rimini Ct.                                     Pay             |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->        $573.76
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->
                                                                                      --------------

               (Report also on Summary of Schedules)

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Emma Widgren                    |_|                Accrued Sick    |_| contingent            $56.16        $56.16
Sapphire Ridge Road                                Time            |_| unliquidated
Florence, MT 59833                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Spike Dougherty                 |_|                Accrued Sick    |_| contingent           $188.40       $188.40
1009 McDonald                                      Time            |_| unliquidated
Missoula, MT 59801                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Toblynne Allison                |_|                Accrued Sick    |_| contingent           $203.52       $203.52
100 Jennie Ct.                                     Time            |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Christine Hopwood               |_|                Accrued Sick    |_| contingent           $110.50       $110.50
8060 Double Tree Lane                              Time            |_| unliquidated
Missoula, MT 59804                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Larry Bowman                    |_|                Accrued Sick    |_| contingent           $289.68       $289.68
P.O. Box 246                                       Time            |_| unliquidated
Lolo, MT 59847                                                     |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->        $848.26
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->
                                                                                      --------------

               (Report also on Summary of Schedules)

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Keith Brester                   |_|                Accrued Sick    |_| contingent           $243.36       $243.36
6140 Defoe                                         Time            |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Richard Bush                    |_|                Accrued Sick    |_| contingent           $243.36       $243.36
P.O. Box 9303                                      Time            |_| unliquidated
Missoula, MT 59807                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Martin Emigh                    |_|                Accrued Sick    |_| contingent           $220.80       $220.80
9255 Sharptail                                     Time            |_| unliquidated
Missoula, MT 59802                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Glenn Hensley                   |_|                Accrued Sick    |_| contingent           $251.76       $251.76
20710 Ridgewood Road                               Time            |_| unliquidated
Huson, MT 59846                                                    |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Ron Huetter                     |_|                Accrued Sick    |_| contingent           $289.68       $289.68
4393 Sunnyside Cemetery Road                       Time            |_| unliquidated
Stevensville, MT 59870                                             |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->      $1,248.96
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->
                                                                                      --------------

               (Report also on Summary of Schedules)

Ultrafem, Inc.                98 B 42280 [PCB]
NAME OF DEBTOR                CASE NO.

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
                              (Continuation Sheet)

                                                                         --------------------
                                                                           TYPE OF PRIORITY
------------------------------------------------------------------------------------------------------------------
                                    CODEBTOR
 CREDITOR'S NAME AND MAILING        _____________    DATE CLAIM       CONTINGENT,     TOTAL AMOUNT      AMOUNT
  ADDRESS INCLUDING ZIP CODE                       WAS INCURRED,     UNLIQUIDATED,      OF CLAIM     ENTITLED TO
                                         HUSBAND,       AND            DISPUTED                        PRIORITY
                                   WIFE, JOINT OR  CONSIDERATION
                                        COMMUNITY    FOR CLAIM
------------------------------------------------------------------------------------------------------------------
Paul Skoglund                   |_|                Accrued Sick    |_| contingent            $57.69        $57.69
36 Riverbend Road                                  Time            |_| unliquidated
Superior, MT 59872                                                 |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
Jill Twardowski                 |_|                Medical/Dental  |_| contingent           $274.05       $274.05
19161 Leo Hawson                                                   |_| unliquidated
Florence, MT 59833                                                 |X| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                |_|                                |_| contingent
                                                                   |_| unliquidated
                                                                   |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                |_|                                |_| contingent
                                                                   |_| unliquidated
                                                                   |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                |_|                                |_| contingent
                                                                   |_| unliquidated
                                                                   |_| disputed
                                                   acct #
------------------------------------------------------------------------------------------------------------------
                                                   Subtotal (Total of this page) -->        $331.74
                                                                                      --------------
                          Total (Use only on last page of completed Schedule E.) -->      $6,672.54
                                                                                      --------------

               (Report also on Summary of Schedules)

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

           SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and account number, if any, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H", "W", "J", or "C", in the column labeled "Husband, Wife, Joint, or Community."

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed on this Schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

|_| Check this box if debtor has no creditors holding unsecured non priority claims to report on this Schedule F.

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
21ST CENTURY PLASTICS                        |_|                TRADE               |_| contingent                      $170.00
PO BOX 2905                                                                         |_| unliquidated
MISSOULA MT 59806                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
4G PLUMBING & HEAT                           |_|                TRADE               |_| contingent                    $3,956.00
1515 WYOMING                                                                        |_| unliquidated
MISSOULA, MT 59801                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
800 FLOWERS INC.                             |_|                TRADE               |_| contingent                      $367.70
GPO PO BOX 29901                                                                    |_| unliquidated
NEW YORK, NY 10087-9901                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AA-ADMIRALS CLUB                             |_|                TRADE               |_| contingent                      $225.00
PO BOX 620081                                                                       |_| unliquidated
DALLAS, TX 75262-0081                                           acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
AC NIELSEN, INC.                             |_|                TRADE               |_| contingent                   $87,144.88
PO BOX 101589                                                                       |_| unliquidated
ATLANTA, GA 30392-1589                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
______ continuation sheets attached                                   Subtotal (Total of this page)  -->             $91,863.58
                                                                                                                 --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
ACE HARDWARE                                 |_|                TRADE               |_| contingent                       $23.31
2301 BROOKS                                                                         |_| unliquidated
MISSOULA, MT 59801                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AIRDO, MARILYN                               |_|                TRADE               |_| contingent                        $2.79
4369 E. SANDIA STREET                                                               |_| unliquidated
PHOENIX, AZ 85044                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ALKIT CAMERA                                 |_|                TRADE               |_| contingent                       $36.02
866 3RD AVENUE                                                                      |_| unliquidated
NEW YORK, NY 10022                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN STOCK TRANSFER & TRUST              |_|                TRADE               |_| contingent                    $3,000.00
40 WALL STREET, 46TH FL                                                             |_| unliquidated
NEW YORK, NY 10005                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN SPEEDY                              |_|                TRADE               |_| contingent                      $582.12
PRINTING CENTER                                                                     |_| unliquidated
101 EAST BROADWAY                                               acct #              |_| disputed
MISSOULA, MT 59802
-------------------------------------------------------------------------------------------------------------------------------
ANDERSEN, JOHN                               |_|                ROYALTIES AND       |X| contingent
C/O LILLIE GOODRICH                                             CONTRACT            |X| unliquidated
7A PATRICIA LANE                                                                    |X| disputed
COS COB, CT 06807                                               acct #
-------------------------------------------------------------------------------------------------------------------------------
AOE RICOH, INC.                              |_|                TRADE               |_| contingent                      $535.84
PO BOX 35129                                                                        |_| unliquidated
NEWARK, NJ 07193-5129                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ARENT, FOX, KINTER, PLOTKIN                  |_|                TRADE               |_| contingent                   $48,320.37
1050 CONNECTICUT AVE NW                                                             |X| unliquidated
WASHINGTON, DC 20036                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of _______ sheets attached to Schedule of Creditors   Subtotal (Total of this page)  -->             $52,500.45
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
ARTCRAFT PRINTERS                            |_|                TRADE               |_| contingent                    $9,233.76
PO BOX 7665                                                                         |_| unliquidated
MISSOULA, MT 59807-7665                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AT&T EASY LINK SERVICES                      |_|                TRADE               |_| contingent                      $105.77
CS DRAWER 100659                                                                    |_| unliquidated
ATLANTA, GA 30384-0659                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AT&T                                         |_|                TRADE               |_| contingent                       $57.27
PO BOX 78225                                                                        |_| unliquidated
PHOENIX, AZ 8508-8225                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BATTELLE                                     |_|                TRADE               |_| contingent                        $0.00
DEPT L 997                                                                          |X| unliquidated
COLUMBUS, OH 43260                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BELK MIGNOGNA ASSOC LTD                      |_|                TRADE               |_| contingent                   $86,297.51
373 PARK AVENUE SOUTH                                                               |_| unliquidated
NEW YORK, NY 10016                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BERMUDA MOTOR CAR RENTING INC.               |_|                TRADE               |_| contingent                      $235.29
537 WEST 20TH STREET                                                                |_| unliquidated
NEW YORK, NY 10011-2819                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BJ'S METALWORK'S                             |_|                TRADE               |_| contingent                    $1,141.00
PO BOX 900                                                                          |_| unliquidated
FRENCHTOWN, MT 59834                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BLAKESLEE, ERIN                              |_|                TRADE               |_| contingent                       $59.00
14582 BOWLING GREEN                                                                 |_| unliquidated
WESTMINSTER, CA 92683                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of _______ sheets attached to Schedule of Creditors   Subtotal (Total of this page)  -->             $97,129.60
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
BLOODY MARY LTD.                             |_|                TRADE               |_| contingent                       $10.75
121 WEST 72ND STREET                                                                |_| unliquidated
NEW YORK, NY 10023                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BOISE CASCADE CORP-CONTAINER                 |_|                TRADE               |_| contingent                    $2,492.28
N. 3808 SULLIVAN ROAD                                                               |_| unliquidated
SPOKANE, WA 99216-1697                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BOISE CASCADE OFFICE STOP                    |_|                TRADE               |_| contingent                      $225.35
55 EAST GALENA                                                                      |_| unliquidated
BUTTE, MT 59701                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BOZELL SAWYER MILLER GROUP                   |_|                TRADE               |_| contingent                   $97,289.26
C/O BOZELL WORLDWIDE, INC                                                           |_| unliquidated
40 W. 23RD ST.                                                  acct #              |_| disputed
NEW YORK, NY 10010
-------------------------------------------------------------------------------------------------------------------------------
BOZELL DIRECT RESPONSE                       |_|                TRADE               |_| contingent                $4,261,184.28
C/O BOZELL WORLDWIDE, INC                                                           |X| unliquidated
40 WEST 23RD STREET, ATTN: J. DAVIS                             acct #              |_| disputed
NEW YORK, NY 10010
-------------------------------------------------------------------------------------------------------------------------------
BRISTOL PLAZA                                |_|                TRADE               |_| contingent                    $1,773.72
210 EAST 65TH STREET                                                                |_| unliquidated
NEW YORK, NY 10021                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BROWN, KJ                                    |_|                REBATE              |_| contingent                        $2.29
3805 AVE 1 #101                                                                     |_| unliquidated
AUSTIN TX 78751                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BROWNING FERRIS INDUSTRIES                   |_|                TRADE               |_| contingent                    $2,186.97
PO BOX 8449                                                                         |_| unliquidated
MISSOULA, MT 59807                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of _______ sheets attached to Schedule of Creditors   Subtotal (Total of this page)  -->          $4,365,164.90
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
BT TELEPHONE                                 |_|                TRADE               |_| contingent                      $635.56
ATTN: CUSTOMER ACCTS MANAGER                                                        |X| unliquidated
PO BOX 3767 CROUCH END                                                              |_| disputed
LONDON, ENGLAND N8 9DQ                                          acct #
-------------------------------------------------------------------------------------------------------------------------------
BUNN COFFEE SERVICE                          |_|                TRADE               |_| contingent                    $1,617.08
51 ALPHA PLAZA                                                                      |_| unliquidated
HICKSVILLE, NY 11801                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CAREER BLAZERS LEARNING CENTER               |_|                TRADE               |_| contingent                    $5,200.00
290 MADISON AVENUE                                                                  |_| unliquidated
NEW YORK, NY 10017                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CASANOVA, PENDRILL, INC.                     |_|                TRADE               |_| contingent                    $3,135.72
333 MICHELSON DRIVE, #300                                                           |_| unliquidated
IRVINE, CA 92612                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CELEBRITY FOCUS, INC.                        |_|                TRADE               |_| contingent                       $81.00
3357 COMMERCIAL AVENUE                                                              |_| unliquidated
NORTHBROOK, IL 60062                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CELLULAR ONE                                 |_|                TRADE               |_| contingent                       $73.61
PO BOX 78503                                                                        |_| unliquidated
PHOENIX, AZ 85082-8503                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CLOPAY PLASTICS                              |_|                TRADE               |_| contingent                        $0.00
312 WALNUT STREET                                                                   |X| unliquidated
SUITE 1600                                                                          |_| disputed
CINCINATTI, OH 45202                                            acct #
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of _______ sheets attached to Schedule of Creditors   Subtotal (Total of this page)  -->             $10,742.97
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
COMPUSERVE                                   |_|                TRADE               |_| contingent                        $9.95
DEPT. L-742                                                                         |_| unliquidated
COLUMBUS, OH 43268-0742                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
COMPUTER CAR, INC                            |_|                TRADE               |_| contingent                   $10,012.65
53-02 11TH STREET                                                                   |_| unliquidated
LONG ISLAND CITY, NY 11101                                      acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CONFERTECH INTERNATIONAL, INC.               |_|                TRADE               |_| contingent                    $7,156.88
12110 N PECOS STREET                                                                |_| unliquidated
WESTMINSTER, CO 80234-2076                                      acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT GOLF CLUB, INC.                  |_|                TRADE               |_| contingent                    $8,375.00
915 BLACK ROCK TURNPIKE                                                             |_| unliquidated
EASTON, CT 06612                                                acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
CONTENTECORP, INC                            |_|                ROYALTIES           |X| contingent
C/O BERT PADELL                                                                     |X| unliquidated
156 WEST 56TH ST., 4TH FLOOR                                                        |X| disputed
NEW YORK, NY 10019                                              acct #
-------------------------------------------------------------------------------------------------------------------------------
CONTINENTAL CHEF CATERING                    |_|                TRADE               |_| contingent                      $907.60
829 THIRD AVENUE                                                                    |_| unliquidated
NEW YORK, NY 10022                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
COSTELLO, EDWARD P.                          |_|                TRADE               |_| contingent                    $1,450.00
288 LEXINGTON AVENUE #7A                                                            |_| unliquidated
NEW YORK, NY 10016                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CREATIVE CATERING                            |_|                TRADE               |_| contingent                       $42.90
PO BOX 7696                                                                         |_| unliquidated
MISSOULA, MT 59807                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of _______ sheets attached to Schedule of Creditors   Subtotal (Total of this page)  -->             $27,954.98
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
CRYSTAL MAX, INC.                            |_|                TRADE               |_| contingent                    $1,012.89
805 THIRD AVENUE, LOWER LEVEL                                                       |_| unliquidated
NEW YORK, NY 10022                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CT KAGEL & ASSOC., INC.                      |_|                CONSULTING          |_| contingent                    $5,443.56
94 LONGHILL ROAD                                                                    |_| unliquidated
DEEP RIVER, CT 06417                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CULLIGAN                                     |_|                TRADE               |_| contingent                      $449.87
2221 S. THIRD ST.                                                                   |_| unliquidated
MISSOULA, MT 59801                                              acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
DANA-SAAD CO., INC                           |_|                TRADE               |_| contingent                    $8,321.34
N 3808 SULLIVAN, BLDG 105                                                           |_| unliquidated
SPOKANE, WA 99612                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DAVIS INSTRUMENTS                            |_|                TRADE               |_| contingent                      $135.45
4701 MT HOPE DRIVE                                                                  |_| unliquidated
BALTIMORE, MD 21215                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DELAWARE FILM & TAPE VAULT CO                |_|                TRADE               |_| contingent                      $242.80
FIRST STATE PRODUCTION CENTER                                                       |_| unliquidated
1500 FIRST STATE BLVD.                                                              |_| disputed
WILMINGTON, DE 19804-3596                                       acct #
-------------------------------------------------------------------------------------------------------------------------------
DELOITTE & TOUCHE                            |_|                ACCOUNTING/         |_| contingent                    $8,000.00
ATTN: STEVE GALLUCCI                                            AUDITING            |X| unliquidated
2 WORLD FINANCIAL CENTER                                                            |_| disputed
NEW YORK, NY 100281-1414                                        acct #
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of _______ sheets attached to Schedule of Creditors   Subtotal (Total of this page)  -->             $23,605.91
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
DENNIS S. DOBSON, INC.                       |_|                TRADE               |_| contingent                    $2,500.00
1522 MILL PLAIN ROAD                                                                |_| unliquidated
FAIRFIELD, CT 06430                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DENNYS COPY STOP                             |_|                TRADE               |_| contingent                       $30.00
2330 S. HIGGINS AVE                                                                 |_| unliquidated
MISSOULA, MT 59803                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ELECTRO SERVICE CENTER                       |_|                TRADE               |_| contingent                      $115.96
101 S CATLIN                                                                        |_| unliquidated
PO BOX 4387                                                                         |_| disputed
MISSOULA, MT 59801                                              acct #
-------------------------------------------------------------------------------------------------------------------------------
ERICKSON, TINA                               |_|                REBATE              |_| contingent                        $4.47
323 QUINCY ST, APT 3                                                                |_| unliquidated
HANCOCK, MI 49930                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
FASTERNERS, INC,                             |_|                TRADE               |_| contingent                       $16.05
3010 WEST BROADWAY                                                                  |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
FEDERAL EXPRESS CORP                         |_|                TRADE               |_| contingent                      $888.00
PO BOX 1140                                                                         |_| unliquidated
MEMPHIS, TN 38101-1140                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
FISHER SCIENTIFIC                            |_|                TRADE               |_| contingent                      $177.00
DEPT 587362                                                                         |_| unliquidated
PO BOX 360153                                                   acct #              |_| disputed
PITTSBURGH, PA 15250
-------------------------------------------------------------------------------------------------------------------------------
FRANK RUSSEL CO, INC                         |_|                TRADE               |_| contingent                      $500.00
PO BOX 1616                                                                         |_| unliquidated
TACOMA, WA 98401                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of _______ sheets attached to Schedule of Creditors   Subtotal (Total of this page)  -->              $4,231.48
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
FREEMAN DECORATION CO                        |_|                TRADE               |_| contingent                      $413.50
PO BOX 650036                                                                       |_| unliquidated
DALLAS, TX 75265-0036                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GAVERN, ARLENE                               |_|                TRADE               |_| contingent                        $2.29
62 SNOOK ST                                                                         |_| unliquidated
SCRANTON, PA 18505                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GLANZBERG, HELENE                            |_|                TRADE               |_| contingent                      $262.64
20 WEST 22ND STREET, #801                                                           |_| unliquidated
NEW YORK, NY 10010                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GLOBAL TRAVEL                                |_|                TRADE               |_| contingent                      $861.22
2650 BROOKS, SUITE 1                                                                |_| unliquidated
MISSOULA, MT 59801                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GOODRICH, LILLIE                             |_|                TRADE/              |_| contingent                   $12,015.79
7A PATRICIA LANE                                                CONSULTANT          |_| unliquidated
COS COB, CT 06807                                               acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
GORDON-PRILL DRAPES, INC                     |_|                TRADE               |_| contingent                    $4,825.00
PO DRAWER 5567                                                                      |_| unliquidated
MISSOULA, MT 59806                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GUARENTEE RECORDS MGMT                       |_|                TRADE               |_| contingent                      $113.59
215 COLES STREET                                                                    |_| unliquidated
JERSEY CITY, NJ 07310                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
HARRIS LARSEN & ASSOC                        |_|                TRADE               |_| contingent                   $14,893.88
211 N. HIGGINS AVE                                                                  |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. 9 of _______ sheets attached to Schedule of Creditors       Subtotal (Total of this page)  -->             $33,387.91
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
HORN, CHERISE                                |_|                REBATE              |_| contingent                        $6.99
605 BLAIR AVE APT A                                                                 |_| unliquidated
HIGH POINT, CT 27260                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
HUB CITY LA LP                               |_|                TRADE               |_| contingent                    $4,178.00
PO BOX 656                                                                          |_| unliquidated
BREA CA 92821                                                   acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
IMAGE TECH, INC                              |_|                TRADE               |_| contingent                    $4,489.45
233 SPRING STREET                                                                   |_| unliquidated
NEW YORK, NY 10013                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
INTERSTATE FARM                              |_|                TRADE               |_| contingent                    $5,952.00
PO BOX 2130                                                                         |_| unliquidated
MISSOULA, MT 59806                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
J-VON                                        |_|                TRADE               |_| contingent                   $13,257.95
25 LITCHFIELD STREET                                                                |_| unliquidated
LEOMINSTER, MA 01453                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
JEFFERSON SMURFIT CO                         |_|                TRADE               |_| contingent                    $1,893.95
1050 N KENT STREET                                                                  |_| unliquidated
ST PAUL, MN 55117                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
JONATHAN RINGEL, INC                         |_|                TRADE               |_| contingent                      $455.57
250 WEST 19TH STREET, SUITE 15C                                                     |_| unliquidated
NEW YORK, NY 10011                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. 10 of _______ sheets attached to Schedule of Creditors      Subtotal (Total of this page)  -->             $30,233.91
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
ALBERTSONS                                   |_|                TRADE               |_| contingent                   $26,300.00
P.O. BOX 7924                                                                       |_| unliquidated
BOISE, ID 83707                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
KNUDSEN, BONNIE                              |_|                TRADE               |_| contingent                        $1.97
BOX 347                                                                             |_| unliquidated
CHAPLIN, SASK CANADA S04040                                     acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
KRC RESEARCH & CONSULTING                    |_|                TRADE               |_| contingent                  $160,793.53
C/OO BOZELL WORLDWIDE, INC                                                          |_| unliquidated
40 W. 23RD ST., ATTN: J. DAVIS                                  acct #              |_| disputed
NEW YORK, NY 10010
-------------------------------------------------------------------------------------------------------------------------------
OVERHEAD DOOR CO                             |_|                TRADE               |_| contingent                      $273.00
835 RONAN STREET                                                                    |_| unliquidated
MISSOULA, MT 59801                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
OVERNIGHT TRANSP                             |_|                TRADE               |_| contingent                      $654.23
PO BOX 79755                                                                        |_| unliquidated
BALTIMORE, MD 21279                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
PALMER ELECTRIC                              |_|                TRADE               |_| contingent                   $54,990.51
2407 HAVRE                                                                          |_| unliquidated
MISSOULA, MT 59801                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
PALMIERI, TYLER, WEINER                      |_|                TRADE               |_| contingent                       $26.25
2603 MAIN STREET                                                                    |_| unliquidated
EAST TOWER, SUITE 1300                                          acct #              |_| disputed
IRVINE, CA 92614
-------------------------------------------------------------------------------------------------------------------------------
PANALINK, LTD.                               |_|                TRADE               |_| contingent                      $119.08
145 EAST 48TH ST., SUITE 27F                                                        |_| unliquidated
NEW YORK, NY 10017                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. 11 of _______ sheets attached to Schedule of Creditors      Subtotal (Total of this page)  -->            $243,158.57
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
ASCOM HASLER                                 |_|                TRADE               |_| contingent                       $81.19
19 FOREST PARKWAY                                                                   |_| unliquidated
SHELTON, CT 06484-0903                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CCH INTERNATIONAL                            |_|                TRADE               |_| contingent                       $47.63
P.O. BOX 4307                                                                       |_| unliquidated
CAROL STREAM, IL 60197-4307                                     acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SHIRLEY L. CARTER                            |_|                REBATE/RETURN       |_| contingent                        $3.31
11101 CENTENNIAL TRI                                                                |_| unliquidated
AUSTIN, TX 78726                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CATALINA MARKETING                           |_|                TRADE               |_| contingent                   $52,000.00
CORP./SUPERMARKETS-ON-LINE                                                          |_| unliquidated
11300 9TH STREET-NORTH                                                              |_| disputed
ST. PETERSBURG, FL 33716                                        acct #
-------------------------------------------------------------------------------------------------------------------------------
COUNTY MARK HOUSE, LTD.                      |_|                TRADE               |_| contingent                    $3,339.26
50 REGENT STREET                                                                    |X| unliquidated
LONSON W1R 6LP                                                  acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
JOAN GILPIN                                  |_|                REBATE/RETURN       |_| contingent                        $2.81
2026 FOUR WINDS DRIVE                                                               |_| unliquidated
CEDAR FALLS, IA 50613                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
KAREN WONDER                                 |_|                REBATE/RETURN       |_| contingent                        $2.81
7659 NEBRASKA AVENUE                                                                |_| unliquidated
OMAHA, NB 68134-2158                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
KATHY SOLECZKA                               |_|                REBATE/RETURN       |_| contingent                        $2.91
305 BECK ROAD                                                                       |_| unliquidated
WIXOM, MI 48393-2102                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ___ of  11 sheets attached to Schedule of Creditors         Subtotal (Total of this page)  -->             $55,479.92
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
MAR H. HTAY                                  |_|                REBATE/RETURN       |_| contingent                        $3.31
4300 EAMOND DRIVE - #7                                                              |_| unliquidated
ODESSA, TX 79762                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MARKETING DRIVE                              |_|                TRADE               |_| contingent                   $64,954.17
1 THAMES WHARF, RAINVILLE ROAD                                                      |X| unliquidated
LONDON W6 9HA                                                   acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SUZETTE SMAGLINSKY                           |_|                REBATE/RETURN       |_| contingent                        $2.91
19064 FULTON ROAD                                                                   |_| unliquidated
MARSHALLVILLE, OH 44645                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
TONYA G. HINCH                               |_|                CONTRACT            |_| contingent
25 WEST 15TH STREET 4TH FLOOR                                                       |X| unliquidated
NEW YORK, NY 10011                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GELCO INFO. NETWORK                          |_|                TRADE               |_| contingent                    $7,750.00
NW 9109, P.O. BOX 1450                                                              |X| unliquidated
MINNEAPOLIS, MN 55485-0450                                      acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DUN & BRADSTREET INFO SERVICES               |_|                TRADE               |_| contingent                      $225.00
P.O. BOX 75949                                                                      |_| unliquidated
CHICAGO, IL 60675                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ART AND RAY'S LOCK AND SAFE                  |_|                TRADE               |_| contingent                      $254.00
218 WEST MAINE                                                                      |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
JOYCE KEMMER                                 |_|                REBATE/RETURN       |_| contingent                        $2.81
4120 QUENTIN AVENUE SOUTH                                                           |_| unliquidated
MINNEAPOLIS, MN 55416                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ___ of  11  sheets attached to Schedule of Creditors      Subtotal (Total of this page)  -->               $73,192.20
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
CATALINA MARKETING                           |_|                TRADE               |_| contingent                        $0.00
CORP./SUPERMARKETS-ON-LINE                                                          |_| unliquidated
500 WEST PUTNAM AVENUE                                          acct #              |_| disputed
GREENWICH, CT 06830
-------------------------------------------------------------------------------------------------------------------------------
ALLIED ELECTRONICS                           |_|                TRADE               |_| contingent                      $113.61
P.O. BOX 2325                                                                       |_| unliquidated
FORT WORTH, TX 76113-2325                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ALPHA ONE, INC.                              |_|                TRADE               |_| contingent                   $56,847.00
P.O. BOX 2900                                                                       |_| unliquidated
MEMPHIS, TN 38101                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AT&T CAPITAL CORP.                           |_|                TRADE               |_| contingent                       $43.19
1 RESEARCH DRIVE, 4TH FLOOR                                                         |_| unliquidated
WESTBORO, MA 01581                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC DATA PROCESSING                    |_|                TRADE               |_| contingent                      $222.75
99 JEFFERSON ROAD                                                                   |_| unliquidated
PARSIPPANY, NJ 07054-0450                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC DATA PROCESSING                    |_|                TRADE               |_| contingent                    $1,694.16
DEPARTMENT 651                                                                      |_| unliquidated
DENVER, CO 80271-0651                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AVALON TRANSPORTATION, INC.                  |_|                TRADE               |_| contingent                    $5,150.71
5239 SEPULVEDA BLVD., SUITE NY                                                      |_| unliquidated
CULVER CITY, CA 90230                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BELL ATLANTIC                                |_|                TRADE               |_| contingent                    $5,685.38
P.O. BOX 15559                                                                      |_| unliquidated
WORCHESTOR, MA 01615-0559                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->             $69,756.80
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
BISS LANCASTER PC                            |_|                TRADE               |_| contingent                   $21,346.65
69 MONMOUTH STREET                                                                  |X| unliquidated
LONDON, ENGLAND WC2H 9DG                                        acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BLH POWER TOOLS, INC.                        |_|                TRADE               |_| contingent                      $990.00
45-11 45TH STREET                                                                   |_| unliquidated
SUNNYSIDE, NY 11104                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BOARD CERTIFIED                              |_|                TRADE               |_| contingent                      $901.78
REHAB CONSULTING                                                                    |_| unliquidated
P.O. BOX 8839                                                   acct #              |_| disputed
MISSOULA, MT 59807
-------------------------------------------------------------------------------------------------------------------------------
BOTTOMLEY, CYNTHIA                           |_|                REBATE/RETURN       |_| contingent                        $2.49
14 THATCHER ROAD                                                                    |_| unliquidated
S. YARMOUTH, MA 02664                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CF MOTOR FREIGHT/CONSOLIDATED                |_|                TRADE               |_| contingent                    $3,018.42
P.O. BOX 73615                                                                      |_| unliquidated
CHICAGO, IL 60673                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED MARKET RESPONSE                 |_|                TRADE               |_| contingent                    $3,782.52
700 WEST LINCOLN, SUITE 200                                                         |_| unliquidated
CHARLESTON, IL 61920                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED ELECTRICAL                      |_|                TRADE               |_| contingent                      $122.67
821 BURLINGTON AVE                                                                  |_| unliquidated
P.O. BOX 4426                                                                       |_| disputed
MISSOULA, MT 59801                                              acct #
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->             $30,164.53
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
COX DIRECT                                   |_|                TRADE               |_| contingent                   $24,508.39
8605 LARGO LAKES DRIVE                                                              |_| unliquidated
LARGO, FL 33773                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
COYLE ASSOCIATES, INC.                       |_|                TRADE               |_| contingent                      $974.25
4 HICKORY DRIVE                                                                     |_| unliquidated
NANUET, NY 10954                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CRABTREE LEIGHLAND                           |_|                TRADE               |_| contingent                    $8,600.00
P.O. BOX 2825                                                                       |_| unliquidated
MISSOULA, MT 59806                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CRANE, TAWYNA                                |_|                REBATE/RETURN       |_| contingent                        $5.79
197 N. HOBSON                                                                       |_| unliquidated
MESA, AZ 85203                                                  acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
OTIS, ETHYL                                  |_|                TRADE               |X| contingent
C/O QUISENBERRY & BARBANEL LLP                                                      |X| unliquidated
2049 CENTURY PARK EAST, SUITE 2200                              acct #              |X| disputed
LOS ANGELES, CA 90067
-------------------------------------------------------------------------------------------------------------------------------
CONTENTE, AUDREY                             |_|                CONTRACT            |X| contingent
211 EAST 70TH STREET #16C                                                           |X| unliquidated
NEW YORK, NEW YORK 10021                                        acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
DEPOSITORY TRUST CO.                         |_|                TRADE               |_| contingent                      $155.00
55 WATER STREET                                                                     |_| unliquidated
NEW YORK, NY 10041                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DEVELOPAK                                    |_|                TRADE               |_| contingent                       $35.00
2515-1 PIONEER AVE                                                                  |_| unliquidated
VISTA, CA 92083                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->             $34,278.43
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
DHL AIRWAYS, INC.                            |_|                TRADE               |_| contingent                       $29.33
P.O. BOX 76016                                                                      |_| unliquidated
PHOENIX, AZ 85062-8016                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DIAL CAR, INC.                               |_|                SERVICES            |_| contingent                    $9,546.45
2104 AVENUE X                                                                       |_| unliquidated
BROOKLYN, NY 11235                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DICKSTEIN, SHAPIRO & MORIN, LLP              |_|                LEGAL               |_| contingent                   $67,475.05
2101 L STREET NW                                                                    |_| unliquidated
WASHINGTON, DC 20037                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DISCLOSURE INFO CENTERS, INC.                |_|                TRADE               |_| contingent                       $35.72
P.O. BOX 360922                                                                     |_| unliquidated
PITTSBURGH, PA 15251-6922                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED PLASTICS                         |_|                TRADE               |_| contingent                       $54.72
3721 GRANT CREEK ROAD                                                               |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DMHD, INC.                                   |_|                TRADE               |_| contingent                    $3,009.35
219 60TH STREET                                                                     |_| unliquidated
NEW YORK, NY 10022                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DMS TRAVEL, INC.                             |_|                TRADE               |_| contingent                    $1,531.89
317 MADISON AVENUE, #811                                                            |_| unliquidated
NEW YORK, NY 10017                                              acct #              |_| disputed
ATTN: GUILIE M.
-------------------------------------------------------------------------------------------------------------------------------
EARLY BIRD COURIER SERVICE LLC               |_|                TRADE               |_| contingent                    $1,246.55
65 WEST 36TH STREET, 2ND FLR                                                        |_| unliquidated
NEW YORK, NY 10018                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->             $82,929.06
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
ECOLAB                                       |_|                TRADE               |_| contingent                      $150.00
P.O. BOX 6007                                                                       |_| unliquidated
GRAND FORKS, ND 58206                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
EXCEL MEDIA SYSTEMS, INC.                    |_|                TRADE               |_| contingent                    $2,286.78
36 WEST 25TH STREET                                                                 |_| unliquidated
NEW YORK, NY 10010                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
FAMILIAN NORTHWEST                           |_|                TRADE               |_| contingent                    $2,027.60
3843 BROOKS STREET                                                                  |_| unliquidated
MISSOULA, MT 59801                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
FISHER, BILL                                 |_|                TRADE               |_| contingent                      $275.00
14000 HELLGATE LANE                                                                 |_| unliquidated
TURAH, MT 59825                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
FOSTER MORGAN CONSULTING GROUP               |_|                TRADE               |_| contingent                   $46,892.37
ATTN: RUTH MORGAN                                                                   |X| unliquidated
WATERDOWN, DENNE PARK, HORSHAM                                  acct #              |_| disputed
WEST SUSSEX, ENGLAND RH 137AY
-------------------------------------------------------------------------------------------------------------------------------
GOTHAM                                       |_|                TRADE               |_| contingent                   $30,477.84
BOWATER HOUSE                                                                       |X| unliquidated
68 KNIGHTSBRIDGE                                                acct #              |_| disputed
LONDON, ENGLAND SW1X 7LJ
-------------------------------------------------------------------------------------------------------------------------------
HANST, HEATHER                               |_|                TRADE               |_| contingent                        $2.29
P.O. BOX 728                                                                        |_| unliquidated
HOOD RIVER, OR 97031                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
IJ WHITE CORP.                               |_|                TRADE               |_| contingent                   $10,639.00
20 EXECUTIVE BLVD.                                                                  |X| unliquidated
FARMINGDALE, NY 11735                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->             $92,750.88
Holding Unsecured Nonpriority Claims                                                                             --------------
      (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
JK MOLDS INC.                                |_|                TRADE               |_| contingent                   $12,240.00
2048 WEST 11TH STREET                                                               |_| unliquidated
UPLAND, CA 91786                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
JOHN-JEFFREY CORP.                           |_|                TRADE               |_| contingent                    $3,817.54
P.O. BOX 697                                                                        |_| unliquidated
BELLMAWR, NJ 08099                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
JOHNSON SYSTEM                               |_|                TRADE               |_| contingent                      $100.00
708 S. GRAND AVENUE                                                                 |_| unliquidated
P.O. BOX 1325                                                   acct #              |_| disputed
BOZEMAN, MT 59715
-------------------------------------------------------------------------------------------------------------------------------
JONES PACKAGING                              |_|                TRADE               |_| contingent                       $87.37
8005 WOLF TEVER DRIVE                                                               |_| unliquidated
OOLTEWAH, TN 37363                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GOLD'S GYM                                   |_|                TRADE               |_| contingent                       $15.00
2800 S. RESERVE                                                                     |_| unliquidated
MISSOULA, MT 59801                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
LACHMAN, WAYNE                               |_|                TRADE               |_| contingent                    $2,420.00
PRODUCTIONS, LTD.                                                                   |_| unliquidated
342 MADISON AVENUE                                              acct #              |_| disputed
NEW YORK, NY 10173
-------------------------------------------------------------------------------------------------------------------------------
LADUE, GERE                                   |_|                TRADE               |_| contingent                        $5.59
P.O. BOX 9307                                                                       |_| unliquidated
NORTH HOLLYWOOD, CA 91609                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS, INC.                        |_|                SERVICES            |_| contingent                   $14,295.00
3 WORLD FINANCIAL CENTER                                                            |_| unliquidated
NEW YORK, NY 10285-1700                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors             Subtotal (Total of this page)  -->        $32,980.50
Holding Unsecured Nonpriority Claims                                                                             --------------
           (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
LIBERTY TOOL                                 |_|                TRADE               |_| contingent                  $129,145.51
4201 SELTICE WAY                                                                    |_| unliquidated
COUER d'ALENE, ID 83814                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
LIGHTER, LAURA                               |_|                REBATE\RETURN       |_| contingent                        $4.99
1070 NW WARENTON DRIVE                                                              |_| unliquidated
WARENTON, OR 91746                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
M@RS INTERNET SERVICES MT                    |_|                TRADE               |_| contingent                      $244.60
P.O. BOX 3958                                                                       |_| unliquidated
MISSOULA, MT 59806                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MOBLEY HENSON CONSULTING, INC.               |_|                TRADE               |_| contingent                    $1,986.26
3494 CAMINO TASSAJARA ROAD                                                          |_| unliquidated
SUITE 430                                                       acct #              |_| disputed
DANVILLE, CA 94508
-------------------------------------------------------------------------------------------------------------------------------
MACKENZIE PARTNERS, INC.                     |_|                TRADE               |_| contingent                      $645.79
156 5TH AVENUE                                                                      |_| unliquidated
NEW YORK, NY 10010                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MAGNAN, JOHN                                 |_|                LAWSUIT             |X| contingent
C/O ABBEY, GRADY & SQUITIERI, LLP                                                   |X| unliquidated
212 EAST 39TH STREET                                            acct #              |X| disputed
NEW YORK, NY 10016
-------------------------------------------------------------------------------------------------------------------------------
MANHATTAN FIRE & SAFETY CORP                 |_|                TRADE               |_| contingent                      $126.49
350 7TH AVENUE, 12TH FLR                                                            |_| unliquidated
NW YORK, NY 10001                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MANNION, JAMES                               |_|                TRADE               |_| contingent                    $1,072.95
PRINCETON UNIVERSITY                                                                |_| unliquidated
NOTESTEIN 21 PROSPECT AVENUE                                    acct #              |_| disputed
PRINCETON, NJ 08544
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->        $133,226.59
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
MANNY WOLF'S                                 |_|                TRADE               |_| contingent                    $1,511.19
145 EAST 49TH STREET                                                                |_| unliquidated
NEW YORK, NY 10017                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MCNEILL-AYELE, LYNN & GEACHEW                |_|                LAWSUIT             |X| contingent
C/O JACOBY & MEYERS                                                                 |X| unliquidated
2500 VENTURE OAKS WAY                                           acct #              |X| disputed
SUITE 375
SACRAMENTO, CA 95833
-------------------------------------------------------------------------------------------------------------------------------
MEDWRITES  ASSOC.                            |_|                TRADE               |_| contingent
31651 AUBURN DRIVE                                                                  |X| unliquidated
BIRMINGHAM, MI 48025                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MERIDIAN CONSULTING GROUP, INC.              |_|                TRADE               |_| contingent                  $286,289.02
ATTN: BRENDA ELI                                                                    |X| unliquidated
274 RIVERSIDE AVENUE                                            acct #              |_| disputed
WESTPORT, CT 06880
-------------------------------------------------------------------------------------------------------------------------------
MERRILL CORPORATION                          |_|                TRADE               |_| contingent                   $42,901.11
ATTT: J. SAVITT                                                                     |_| unliquidated
CM-9638                                                         acct #              |_| disputed
ST. PAUL, MN 55170
-------------------------------------------------------------------------------------------------------------------------------
MISSOULA ATHLETIC CLUB                       |_|                TRADE               |_| contingent                       $60.00
1311 EAST BROADWAY                                                                  |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MGR, INC.                                    |_|                TRADE               |_| contingent                $1,453,054.25
ATTN: NICKY JARDON                                                                  |X| unliquidated
372 DANBURY ROAD                                                acct #              |_| disputed
WILTON, CT 06897-2530
-------------------------------------------------------------------------------------------------------------------------------
MID STATES CORP.                             |_|                TRADE               |_| contingent                56,745.00
3245 HOLMAN AVENUE                                                                  |X| unliquidated
S. CHICAGO HEIGHTS, IL 60411                                    acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->      $1,840,569.57
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
PURITANS CLEANING PROFESSIONAL               |_|                SERVICES            |_| contingent                      $510.00
335 SW HIGGINS AVE                                                                  |_| unliquidated
PO BOX 4012                                                     acct #              |_| disputed
MISSOULA, MT 59806
-------------------------------------------------------------------------------------------------------------------------------
PURITY CLEANING SERVICES                     |_|                SERVICES            |_| contingent                    $1,030.00
PO BOX 2607 MISSOULA MT 59806-2607                                                  |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
QUINTILES-BRI, INC                           |_|                TRADE               |_| contingent                   $72,578.90
PO BOX 890062                                                                       |_| unliquidated
CHARLOTTE, NC 28289-0062                                        acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RADIO SHACK                                  |_|                TRADE               |_| contingent                      $145.51
HOLIDAY VILLAGE                                                                     |_| unliquidated
SHOPPING CENTER                                                 acct #              |_| disputed
MISSOULA, MT 59801
-------------------------------------------------------------------------------------------------------------------------------
RAMIREZ, CELINA                              |_|                REBATE              |_| contingent                        $1.99
PO BOX 1132                                                                         |_| unliquidated
MESILLA, NM 88046                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
REID, KRISTEN                                |_|                REBATE              |_| contingent                        $5.99
850 AMSTEDAM AVE 12D                                                                |_| unliquidated
NEW YORK, NY 10025                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RENO, RACHEL                                 |_|                REBATE              |_| contingent                        $5.69
317 N GREEBRIER                                                                     |_| unliquidated
ARLINGTON, VA 22203                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RH GROVER, INC                               |_|                TRADE               |_| contingent                   $21,572.00
9550 DERBY DRIVE                                                                    |_| unliquidated
PO BOX 18010                                                    acct #              |_| disputed
MISSOULA, MT 59808
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->         $95,850.08
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
REPROTECT LLC, RICHARD CONE                  |_|                TRADE               |_| contingent                   $83,300.00
J. HOPKINS UNIV BIOPHYS JENKINS                                                     |X| unliquidated
34OO N. CHARLES STREET                                          acct #              |_| disputed
BALTIMORE, MD 21218
-------------------------------------------------------------------------------------------------------------------------------
RICHLUND AND ASSOCIATES                      |_|                TRADE               |_| contingent                    $1,954.89
2050 BLUESTONE DRIVE                                                                |_| unliquidated
SAINT CHARLES, MO 63303                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RJP COPY CENTER, INC.                        |_|                TRADE               |_| contingent                    $3,295.43
805 THIRD AVENUE                                                                    |_| unliquidated
NEW YORK, NY 10022                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ROEDELL, CLAUDIA                             |_|                REBATE              |_| contingent                        $4.47
3646 E. LEMON CREED ROAD                                                            |_| unliquidated
BERRIEN SPRINGS, MI 49103                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RON SIZEMORE VISUAL PROD. INC.               |_|                TRADE               |_| contingent                      $688.68
250 EST 49TH STREET                                                                 |_| unliquidated
NEW YORK, NY 10019                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RUDIE WILHELM WAREHOUSE CO                   |_|                TRADE               |_| contingent                    $1,234.88
2400 SE MAILWELL DRIVE                                                              |_| unliquidated
PO BOX 2226                                                     acct #              |_| disputed
MILWAUKIE, OR 97269
-------------------------------------------------------------------------------------------------------------------------------
SAVANT SOLUTIONS, INC.                       |_|                TRADE               |_| contingent                    $5,573.69
60 EAST 42 STREET                                                                   |_| unliquidated
SUITE 1263                                                      acct #              |_| disputed
NEW YORK, NY 10165
-------------------------------------------------------------------------------------------------------------------------------
SCHAD, PAMELA                                |_|                REBATE              |_| contingent                        $2.99
525 CANDELTREE DRIVE                                                                |_| unliquidated
BLUE SPRINGS, MO 64015                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->         $96,055.03
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
SHELTER WEST                                 |_|                RENT/PROPERTY       |X| contingent                      $639.75
2810 S RESERVE                                                                      |X| unliquidated
MISSOULA, MT 59806                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SHEREFF, FRIEDMAN, HOFFMAN                   |_|                LEGAL SERVICES      |_| contingent                  $441,908.72
ATTN: GERALD ADLER                                                                  |_| unliquidated
919 THIRD AVENUE                                                acct #              |_| disputed
NEW YORK, NY 10022-9998
-------------------------------------------------------------------------------------------------------------------------------
SMITH, NARISSA                               |_|                TRADE               |_| contingent                        $2.49
15911 ELDAMERE                                                                      |_| unliquidated
CLEVELAND, OH 44128                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SNOWBIRD CORP.                               |_|                TRADE               |_| contingent                      $464.05
419 WEST 55TH STREET                                                                |_| unliquidated
NEW YORK, NY 10019-4402                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SPARTEC PLASTICS                             |_|                TRADE               |_| contingent                    $3,494.92
1325 ADAMS STREET                                                                   |_| unliquidated
PORGAGE, WI 53901                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SPRINT                                       |_|                UTILITY             |_| contingent                   $26,422.60
PO BOX 930331                                                                       |_| unliquidated
ATLANTA, GA 31193-0331                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SPT CORP                                     |_|                TRADE               |_| contingent                      $378.88
143 WEST 41ST STREET                                                                |_| unliquidated
NEW YORK, NY 10036                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
STAPLES CREDIT PLAN                          |_|                TRADE               |_| contingent                    $1,550.77
PO BOX 8001                                                                         |_| unliquidated
LAYTON, UT 84041-8001                                           acct #              |_| disputed
CUSTOMER SERVICE
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->        $474,862.18
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
STAR RENTAL                                  |_|                TRADE               |_| contingent                       $34.00
2105 SOUTH AVE WEST                                                                 |_| unliquidated
MISSOULA MT 59801                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
STERN CONSTRUCTION                           |_|                TRADE               |_| contingent                        $0.00
2519 FLORAL COURT                                                                   |X| unliquidated
MISSOULA MT 59803                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SUPERIOR GRAPHICS                            |_|                TRADE               |_| contingent                    $8,760.26
250 HUDSON STREET                                                                   |_| unliquidated
NEW YORK, NY 10013                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SUPPLY TECH                                  |_|                TRADE               |_| contingent                   $18,116.00
1000 CAMPUS DRIVE                                                                   |_| unliquidated
ANN ARBORR, MI 48104                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SURAY PROMOTIONS, INC.                       |_|                TRADE               |_| contingent                    $6,138.00
1950 CUTHBERT CORP CENTER                                                           |_| unliquidated
SUITE 1                                                         acct #              |_| disputed
CHERRY HILL, NJ 08034

-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
TARGET STORES                                |_|                TRADE               |_| contingent                    $7,500.00
SDS 10 0075                                                                         |_| unliquidated
MINNEAPOLIS, MN 55488                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
TELESPECTRUM FX                              |_|                TRADE               |_| contingent                    $1,156.70
443 SOUTH GULPH ROAD                                                                |_| unliquidated
KING OF PRUSSIA, PA 19406                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->         $41,704.96
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
TEMPS AMERICA, INC.                          |_|                TRADE               |_| contingent                      $690.00
PO BOX 7247-8360                                                                    |_| unliquidated
PHILADELPHIA, PA 19170-8360                                     acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
THE ELLIOT COMPANY                           |_|                TRADE               |_| contingent                    $8,794.83
5 BURLINGTON WOODS DRIVE                                                            |_| unliquidated
SUITE 203                                                       acct #              |_| disputed
BURLINGTON, MA 01803-4542
-------------------------------------------------------------------------------------------------------------------------------
THE WOMENS CLUB                              |_|                TRADE/ EMPLOYEE     |_| contingent                       $45.00
2105 BOW                                                        BENEFIT             |_| unliquidated
MISSOULA, MT 59801                                                                  |_| disputed
                                     acct #
-------------------------------------------------------------------------------------------------------------------------------
THE PL THOMAS GROUP, INC.                    |_|                TRADE/PR            |_| contingent                   $59,186.80
2 NORTH RIVERSIDE PLAZA                                                             |_| unliquidated
SUITE 1760                                                      acct #              |_| disputed
CHICAGO, IL 60606-2965
-------------------------------------------------------------------------------------------------------------------------------
THE JAY GROUP, INC                           |_|                TRADE               |_| contingent                    $3,092.00
60 NORTH RONKS ROAD                                                                 |_| unliquidated
RONKS, PA 17572                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
THE NPD GROUP, INC                           |_|                TRADE               |_| contingent                   $44,250.00
900 W. SHORE ROAD                                                                   |_| unliquidated
PORT WASHINGTON, NY 11050                                       acct #              |_| disputed
MARK TRUSS
-------------------------------------------------------------------------------------------------------------------------------
THOMAS PRINTING                              |_|                TRADE               |_| contingent                    $5,941.07
PO BOX 9048                                                                         |_| unliquidated
38 6TH AVENEUE WEST                                             acct #              |_| disputed
KALISPELL, MT 59904
-------------------------------------------------------------------------------------------------------------------------------
BOISE CASCADE TRANS                          |_|                TRADE               |_| contingent                      $350.00
P.O. BOX 92328                                                                      |_| unliquidated
CHICAGO, IL 60675                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->        $122,349.70
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
TIME WARNER CABLE                            |_|                TRADE               |_| contingent                       $34.34
120 EAST 23RD STREET                                                                |_| unliquidated
NEW YORK, NY 10010-4567                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
TNCN DBA DNAS, INC                           |_|                TRADE               |_| contingent                   $19,660.09
11660 ALPHARETTA HIGHWAY                                                            |_| unliquidated
SUITE 245                                                       acct #              |_| disputed
ROSEWELL, GA 30076
-------------------------------------------------------------------------------------------------------------------------------
TOKAI FINANCIAL SERVICES, INC                |_|                TRADE               |_| contingent                        $4.60
PO BOX 105819                                                                       |_| unliquidated
ATLANTA, GA 30348                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
TURVEY, JANET                                |_|                REBATE              |_| contingent                        $5.69
3949 GRIFFIN ROAD                                                                   |_| unliquidated
CLINGTON, NY 13323                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
UNISOURCE                                    |_|                TRADE               |_| contingent                    $4,973.03
812 TOOLE AVE                                                                       |_| unliquidated
MISSOULA MT 59801                                               acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
UNIVERSAL SERVICE, INC                       |_|                TRADE               |_| contingent                      $934.20
109 NANCY STREET                                                                    |_| unliquidated
WEST BABLYON, NY 11704                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF CHICAGO                        |_|                TRADE               |_| contingent                      $200.00
PO BOX 37005                                                                        |_| unliquidated
CHICAGO, IL 60637                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->         $25,811.95
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
UPS                                          |_|                TRADE               |_| contingent                    $3,590.01
PO BOX 630016                                                                       |_| unliquidated
DALLAS, TX 75263                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
US WEST COMMUNICATIONS                       |_|                SERVICES            |_| contingent                    $3,894.85
PO BOX 31851                                                                        |X| unliquidated
SALT LAKE CITY, UT 84131                                        acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
US AIR CLUB                                  |_|                TRADE               |_| contingent                      $175.00
PO BOX 641170                                                                       |_| unliquidated
PITTSBURGH, PA 15264-1170                                       acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
US BEARINGS & DRIVES                         |_|                TRADE               |_| contingent                       $32.50
2612 MURPHY STREET                                                                  |_| unliquidated
MISSOULA, MT 59801                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
USF REDDAWAY                                 |_|                TRADE               |_| contingent                      $822.70
PO BOX 1035                                                                         |_| unliquidated
CLACKAMAS, OR 97015                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
UTOG TWO WAY RADIO                           |_|                TRADE               |_| contingent                      $109.50
25-20 39TH AVENUE                                                                   |_| unliquidated
LONG ISLAND CITY, NY 11101                                      acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
VALLEY WELDERS                               |_|                TRADE               |_| contingent                       $57.46
2304 WEST BROADWAY                                                                  |_| unliquidated
MISSOUA MT 59802                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
VARELA, M.                                   |_|                REBATE              |_| contingent                        $2.99
2800 N LAKE SHORE DRIVE #2508                                                       |_| unliquidated
CHICAGO, IL 60657                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->          $8,685.01
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
VEMCO INC                                    |_|                TRADE               |_| contingent                   $22,352.00
PO BOX 129                                                                          |_| unliquidated
BILLINGS, MT 59103                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
WALDEN PARTNERS, LLC                         |_|                TRADE               |_| contingent                    $9,931.60
153 EAST ELM STREET                                                                 |_| unliquidated
GREENWICH, CT 06830                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
WALL STREET JOURNAL                          |_|                TRADE               |_| contingent                      $175.00
200 BURNETT ROAD                                                                    |_| unliquidated
CHICOPEE, MA 01020                                              acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
WALLACE CHURCH ASSOC., INC.                  |_|                TRADE               |_| contingent                   $18,698.26
330 EAST 48TH STREET                                                                |_| unliquidated
NEW YORK, NY 10017                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
WATKINS & SHEPARD TRUCKING                   |_|                TRADE               |_| contingent                    $5,075.10
PO BOX 5328                                                                         |_| unliquidated
MISSOULA, MT 59806                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
WESTERN INTERNATIONL MEDIA                   |_|                TRADE               |_| contingent                   $13,940.00
BOWATER HOUSE EAST                                                                  |X| unliquidated
68 KNIGHTSBRIDGE                                                acct #              |_| disputed
LONDON, ENGLAND SW1X 7LT
-------------------------------------------------------------------------------------------------------------------------------
WESTERN BUSINESS SYSTEMS                     |_|                TRADE               |_| contingent                      $532.24
1245 W BROADWAY                                                                     |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->         $70,704.20
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
WILTEL COMM SYSTEMS, INC                     |_|                TRADE               |_| contingent                    $4,237.75
PO BOX 96817                                                                        |_| unliquidated
CHICAGO, IL 60693-6817                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
YANKELOVICH PARTNERS, INC                    |_|                TRADE               |_| contingent                   $35,000.00
101 MERRITT 7 CORPORATE PARK                                                        |_| unliquidated
MORWALK, CT 06851                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MIDWEST MOTOR EXPRESS                        |_|                TRADE               |_| contingent                      $528.63
P.O. BOX 1496                                                                       |_| unliquidated
BISMARCK, ND 58502                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
NORDMANN, GARY                               |_|                EMPLOYMENT          |_| contingent
14 BELMONT PLACE                                                CONTRACT            |X| unliquidated
HUNTINGTON, NY 11743                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MINOLTA BUSINESS SYSTEMS, INC.               |_|                TRADE               |_| contingent                    $1,529.99
P.O. BOX 297221                                                                     |_| unliquidated
NEW YORK, NY 10087-9721                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MISSION PLAN & GLASS                         |_|                TRADE               |_| contingent                       $41.70
1605 SOUTH AVENUE W                                                                 |_| unliquidated
P.O. BOX 4665                                                   acct #              |_| disputed
MISSOULA, MT 59806
-------------------------------------------------------------------------------------------------------------------------------
MISSOULA TEXTILE SERVICES                    |_|                TRADE               |_| contingent                      $423.07
111 EAST SPRUCE                                                                     |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
STATE COMP INSURANCE FUND                    |_|                TRADE               |_| contingent                        $0.00
PO BOX 4759                                                                         |X| unliquidated
HELENA, MT 59604                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->         $41,761.14
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
FOSTER-MILLER                                |_|                TRADE               |_| contingent                   $18,416.09
350 2ND AVENUE                                                                      |_| unliquidated
WALTHAM, MA 02154                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
PHARMAFFAIR, INC.                            |_|                TRADE               |_| contingent                    $1,500.00
20 BAMBOO GROVE                                                                     |_| unliquidated
NORTH YORK, ONTARIO M3B 2C5                                     acct #              |_| disputed
CANADA
-------------------------------------------------------------------------------------------------------------------------------
PIER'S LIMO SERVICE                          |_|                TRADE               |_| contingent                    $2,229.00
BOB PIERVINANZI                                                                     |_| unliquidated
30-23 77TH STREET                                               acct #              |X| disputed
JACKSON HEIGHTS, NY 11370
-------------------------------------------------------------------------------------------------------------------------------
PITNEY BOWES                                 |_|                TRADE               |_| contingent                      $329.70
PO BOX 85460                                                                        |_| unliquidated
LOUISVILLE, KY 40285                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
POORE & HOPKINS PLLP                         |_|                TRADE               |_| contingent                      $885.36
SUITE 303 THE FLORENCE                                                              |_| unliquidated
111 N. HIGGINS AVE                                              acct #              |_| disputed
MISSOULA, MT 59802
-------------------------------------------------------------------------------------------------------------------------------
POPPE TYSON                                  |_|                TRADE               |_| contingent                   $15,625.58
C/O BOZELL WORLDWIDE, INC                                                           |_| unliquidated
40 W. 23RD ST., ATTN: J. DAVIS                                  acct #              |_| disputed
NEW YORK, NY 10010
-------------------------------------------------------------------------------------------------------------------------------
PRO-ACTIVE INTERNATIONAL                     |_|                TRADE               |_| contingent                    $1,631.55
THE NETHERLANDS                                                                     |_| unliquidated
HUIS TER LUCHT 8                                                acct #              |X| disputed
3155 EB MAASLAND
-------------------------------------------------------------------------------------------------------------------------------
PROSKAUER ROSE LLP                           |_|                SERVICES            |_| contingent                    $7,277.14
ATTN: ALAN B. HYMAN, ESQ.                                                           |_| unliquidated
1585 BROADWAY                                                   acct #              |_| disputed
NEW YORK, NY 10036-8299
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->         $47,894.42
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
NAPA AUTO PARTS                              |_|                TRADE               |_| contingent                       $50.29
1136 STRAND                                                                         |_| unliquidated
P.O. BOX 2640                                                   acct #              |_| disputed
MISSOULA, MT 599806
-------------------------------------------------------------------------------------------------------------------------------
NCH PROMOTIONAL SERVICES, INC.               |_|                TRADE               |_| contingent                   $38,304.05
ATTN: CHRISTY OHALLOR                                                               |X| unliquidated
75 TRI STATE INT'L, SUITE #400                                  acct #              |_| disputed
LINCOLNSHIRE, ILL 60069
-------------------------------------------------------------------------------------------------------------------------------
NEW DIMENSIONS RESEARCH CORP.                |_|                TRADE               |_| contingent                   $94,762.56
260 SPAGNOLI ROAD                                                                   |_| unliquidated
MELVILLE, NY 11747                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
NORTH COAST ELECTRIC                         |_|                TRADE               |_| contingent                      $266.23
E. 4122 MAIN                                                                        |_| unliquidated
SPOKANE, WA 99202                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
OFFICE CITY                                  |_|                TRADE               |_| contingent                      $837.80
115 WEST BROADWAY                                                                   |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
OMNICOM PAGING PLUS                          |_|                TRADE               |_| contingent                       $63.00
1314 NORTH RUSSELL                                                                  |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
OPTION ONE                                   |_|                TRADE               |_| contingent                      $351.55
221 POST ROAD WEST                                                                  |_| unliquidated
WESTPORT, CT 06880                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
PAGING USA                                   |_|                TRADE               |_| contingent                       $86.00
7250 N. 7TH STREET                                                                  |_| unliquidated
MILWAUKEE, WI 53223                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->        $134,721.48
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
PARKES DELIVERY SERVICE, INC.                |_|                TRADE               |_| contingent                       $36.90
1001 6TH AVENUE                                                                     |_| unliquidated
NEW YORK, NY 10018                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
PERSONNEL ASSSOCIATES                        |_|                TRADE/TEMP PERS.    |_| contingent                   $27,468.24
ATTN: CARLA                                                                         |_| unliquidated
295 MADISON AVENUE, 14TH FLR                                    acct #              |_| disputed
NEW YORK, NY 10017
-------------------------------------------------------------------------------------------------------------------------------
REMMELE ENGINEERING                          |_|                ENGINEERING         |_| contingent                $1,700,000.00
BOX CM 9654                                                                         |X| unliquidated
ST. PAUL, MN 55170                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CHASE VISA                                   |_|                TRADE               |_| contingent                    $4,539.54
P.O. BOX 15907                                                                      |_| unliquidated
WILMINGTON, DE 19886-5907                                       acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ST. PATRICK HOSPITAL                         |_|                TRADE               |_| contingent                       $58.00
P.O. BOX 4587                                                                       |_| unliquidated
MISSOULA, MT 59806                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
THE SAGE GROUP, INC                          |_|                TRADE               |_| contingent                   $10,504.83
245 ROUTE 22 WEST                                                                   |_| unliquidated
SUITE 304                                                       acct #              |_| disputed
BRIDGEWATER, NJ 08807
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of 11 sheets attached to Schedule of Creditors            Subtotal (Total of this page)  -->      $1,742,607.51
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
BOZELL WORLDWIDE, INC.                       |_|                TRADE               |_| contingent                $1,339,980.10
40 WEST 23RD STREET                                                                 |X| unliquidated
NEW YORK, NY 10010                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
TOUCH AMERICA                                |_|                TRADE               |_| contingent                    $1,313.30
P.O. BOX 5207                                                                       |_| unliquidated
MISSOULA, MT 59806-5207                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
UPS                                          |_|                TRADE               |_| contingent                    $3,752.30
P.O. BOX 4980                                                                       |_| unliquidated
HAGERSTOWN, MD 21747-4980                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GELCO INFORMATION NETWORK, INC.              |_|                TRADE               |_| contingent                        $0.00
10700 PRAIRIE LAKES DRIVE                                                           |X| unliquidated
EDEN PRAIRE, MN 55344                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
UPS CUSTOM HOUSE BROKERAGE                   |_|                TRADE               |_| contingent                      $441.78
P.O. BOX 34486                                                                      |_| unliquidated
LOUISVILLE, KY 40232-4486                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
UNDERWATER GARDENS, INC.                     |_|                TRADE               |_| contingent                    $1,032.46
77 7TH AVENUE, SUITE 3S                                                             |_| unliquidated
NEW YORK, NY 10011                                              acct #              |X| disputed
ATTN: FRANK MARTIN
-------------------------------------------------------------------------------------------------------------------------------
WAYNE LACHMAN PRODUCTIONS, LTD.              |_|                TRADE               |_| contingent                    $2,420.00
342 MADISON AVENUE                                                                  |_| unliquidated
NEW YORK, NY 10173                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
THE COURT HOUSE                              |_|                TRADE               |_| contingent                       $55.00
BOX 4365                                                                            |_| unliquidated
MISSOULA, MT 59806                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->      $1,348,994.94
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
YMCA                                         |_|                TRADE/ EMPLOYEE     |_| contingent                       $30.00
3000 RUSSELL                                                    BENEFIT             |_| unliquidated
MISSOULA, MT 59801                                                                  |_| disputed
                                                                acct #
-------------------------------------------------------------------------------------------------------------------------------
HAUDRICOURT, BEVERLY                         |_|                REBATE\RETURN       |_| contingent                        $2.99
2935 TELEGRAPH ROAD                                                                 |_| unliquidated
BLISS, NY 14024                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BILLETER, BRENDA                             |_|                REBATE\RETURN       |_| contingent                        $5.99
138 WASHINGTON STREET                                                               |X| unliquidated
TOLEDO, OH 43065                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CHA, CHONG MI                                |_|                REBATE\RETURN       |_| contingent                        $2.59
659 W. DRYDEN STREET #3                                                             |X| unliquidated
GLENDALE, CA 91202                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SIMS, CRYSTAL                                |_|                REBATE\RETURN       |_| contingent                        $1.99
PO BOX 140924                                                                       |_| unliquidated
NASHVILLE, TN 37214-0924                                        acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DAVID GELLER ASSOCIATES                      |_|                                    |_| contingent                    $3,060.20
145 REUFREW DRIVE #260                                                              |_| unliquidated
MARKHAM, ONTARIO L3R946                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MORGAN, DANIELA                              |_|                REBATE\RETURN       |_| contingent                        $2.59
PO BOX 68                                                                           |_| unliquidated
COMSTOCK, W1 54826                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->          $3,106.35
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
MOORE, DARLENE                               |_|                REBATE\RETURN       |_| contingent                        $2.59
PO BOX 1692                                                                         |_| unliquidated
CLENDNIN, WV 25045                                              acct #              |_| disputed
-------------------------------------------- ---- ------------- ------------------- ---------------------------- -------------
FONTAINE, DEAN                               |_|                TRADE               |_| contingent                      $210.00
PO BOX 36                                                                           |_| unliquidated
BLOOD RANCH LANE                                                                    |_| disputed
ST. INGATIUS, MT 59865                                          acct #
-------------------------------------------------------------------------------------------------------------------------------
HUDZINSKI, DEBBI                             |_|                REBATE\RETURN       |_| contingent                        $6.49
5044 BIRNEY AVENUE                                                                  |X| unliquidated
MOSSIC, PA 18507                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DUNCAN, DEBRA                                |_|                REBATE\RETURN       |_| contingent                        $6.52
ROUTE 9                                                                             |X| unliquidated
BOX 6070                                                                            |_| disputed
CLEVELAND, TX 77327                                             acct #
-------------------------------------------------------------------------------------------------------------------------------
SIMS, DEMARIS                                |_|                REBATE /RETURN      |_| contingent                        $5.00
PO BOX 1923                                                                         |_| unliquidated
BIGFORK, MT 5911                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ESSENGIL, DILARA                             |_|                REBATE\RETURN       |_| contingent                        $2.29
3133 FRONTIER WAY APT. 239                                                          |X| unliquidated
BURLINGAME, CA 94010                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GONZALEZ, ELENA                              |_|                REBATE\RETURN       |_| contingent                        $2.99
4042 WINPOND CIRCLE                                                                 |X| unliquidated
ORLANDO, FL 32839                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
OLSEN, ERICA                                 |_|                REBATE\RETURN       |_| contingent                        $5.79
10505 9TH AVENUE NW                                                                 |_| unliquidated
SEATTLE, WA 98177                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->            $241.67
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
STANFIELD, FRANCES                           |_|                REBATE\RETURN       |_| contingent                        $4.99
3829 ELAINE COURT                                                                   |X| unliquidated
DECATUR, GA 30034                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GRAHAM, GWEN                                 |_|                REBATE\RETURN       |_| contingent                        $1.99
229 HENRY STREET                                                                    |_| unliquidated
LAFAYETTE, LA 70506                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
HOPE, GWENDOLYN                              |_|                REBATE\RETURN       |_| contingent                        $2.49
9109 JESSE JAMES DRIVE                                                              |_| unliquidated
AUSTIN, TX 78748                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RODRIGUEZ, HAELI                             |_|                REBATE\RETURN       |_| contingent                        $1.99
183 NORTHHAMPTON ROAD                                                               |X| unliquidated
LEESBURG, GA 31763                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MONTANA BOARD OF SCIENCE                     |_|                DEBENTURES          |_| contingent                  $700,000.00
P.O. BOX 200501                                                                     |X| unliquidated
HELENA, MT 59620-0501                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
WALDROP, JAMIE                               |_|                REBATE\RETURN       |_| contingent                        $3.21
PO BOX 776                                                                          |X| unliquidated
WALKER, TX 77484                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->        $700,014.67
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------



In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
HORAN, JENNIFER                              |_|                REBATE\RETURN       |_| contingent                        $2.59
130 SOUTH BROADWAY                                                                  |_| unliquidated
YONKER, NY 10701-4008                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
NIELSON, JENNIFER                            |_|                REBATE\RETURN       |_| contingent                        $5.88
2301 BROOKWAY DRIVE                                                                 |X| unliquidated
GENEVA, IL 60134                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
WINZENRIED, JESSICA                          |_|                REBATE\RETURN       |_| contingent                        $2.49
1101 FREEMONT STREET                                                                |X| unliquidated
STEVENS POINT, WI 54481                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SIMPSON, JULIA                               |_|                REBATE\RETURN       |_| contingent                        $4.00
74 DOUGLSBANK DR. S.E.                                                              |X| unliquidated
CALGARY, ALBERTA 2Z22B6                                         acct #              |_| disputed
CANADA
-------------------------------------------------------------------------------------------------------------------------------
STROHM, JULIA                                |_|                REBATE\RETURN       |_| contingent                        $5.79
PO BOX 68833                                                                        |_| unliquidated
SEATLE, WA 98166                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CISZCON, KAREN                               |_|                REBATE\RETURN       |_| contingent                        $2.49
220 YELLOW PINE                                                                     |_| unliquidated
BOLINGBROOK, IL 60440                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
FRANK, KATHLEEN                              |_|                REBATE\RETURN       |_| contingent                        $2.79
PO BOX 1035                                                                         |_| unliquidated
ROGERS, AR 72756                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
PEARSALL, KENDRA                             |_|                REBATE\RETURN       |_| contingent                        $2.29
2030 E. BROADWAY RD. #1156                                                          |X| unliquidated
TEMPE, AZ 85282                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->             $28.32
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------



In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ORENINGER, LAURA                             |_|                REBATE\RETURN       |_| contingent                        $2.99
2312 N. CLIFTON                                                                     |_| unliquidated
CHICAGO, IL 60614                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BATTLE, LESLIE                               |_|                MEDICAL             |_| contingent                       $29.49
15241 MARIPOSA AVENUE                                           REIMBURSEMENT       |_| unliquidated
CHINO HILLS, CA 91709                                                               |_| disputed
                                                                acct #
-------------------------------------------------------------------------------------------------------------------------------
METZ, LORETTA                                |_|                REBATE\RETURN       |_| contingent                        $7.99
4228 7TH AVENUE S.W.                                                                |X| unliquidated
CALGARY, ALBERTA, T3COE4                                        acct #              |_| disputed
CANADA
-------------------------------------------------------------------------------------------------------------------------------
MOBLEY, LOUISE                               |_|                REBATE\RETURN       |_| contingent                        $2.29
PO BOX 10083                                                                        |_| unliquidated
EUGENE, OR 97440                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
FOUNTAN, LUCI                                |_|                REBATE\RETURN       |_| contingent                        $5.40
43269 20TH STREET W #41                                                             |_| unliquidated
LANCASTER, CA 93534                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SEVCIK, MARGO                                |_|                REBATE\RETURN       |_| contingent                       $14.76
PO BOX 1841                                                                         |_| unliquidated
CAMROSE, ALBERTA T4V1X8                                         acct #              |_| disputed
CANADA
-------------------------------------------------------------------------------------------------------------------------------
COYSTONE, MICHELLE                           |_|                REBATE\RETURN       |_| contingent                        $3.00
305-25 FURBY                                                                        |_| unliquidated
WINNEPEG, MAN R3C2A2                                                                |_| disputed
CANADA                                                          acct #
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->             $65.92
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
MMG, INC.                                    |_|                TRADE               |_| contingent                      $937.50
561 7TH AVENUE, #1900                                                               |_| unliquidated
NEW YORK, NY 10018                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MONTANA POWER CO.                            |_|                UTILITY             |_| contingent                   $11,903.71
40 EAST BROADWAY                                                                    |_| unliquidated
BUTTE, MT 59701                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MONTANA DOOR                                 |_|                TRADE               |_| contingent                       $78.00
1035 MOUNT AVENUE                                                                   |_| unliquidated
MISSOULA, MT 59801                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MORGAN & SAMPSON                             |_|                TRADE               |_| contingent                    $2,669.00
1651 S. CARLOS AVENUE                                                               |X| unliquidated
ONTARIO, CA 91761                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MORGAN & SAMPSON                             |_|                TRADE               |_| contingent                    $3,051.48
10572 CALLE LEE                                                                     |X| unliquidated
LOS ALIMITOS, CA 90720                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MORGAN & SAMPSON PACIFIC                     |_|                TRADE               |_| contingent                      $836.99
429 C. WAIAKAMILO ROAD                                                              |X| unliquidated
HONOLULU, HI 96817                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MUTUAL ENGRAVING CO., INC.                   |_|                TRADE               |_| contingent                    $5,171.78
P.O. BOX 129                                                                        |_| unliquidated
WEST HEMPSTEAD, NY 11522-0129                                   acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RICHARD A. EISNER, CO., LLP                  |_|                SERVICES            |_| contingent                    $6,250.00
575 MADISON AVENUE                                                                  |_| unliquidated
7TH FLR                                                                             |_| disputed
NEW YORK, NY 10022                                              acct #
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->         $30,898.46
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
BAKSUIS, ANN                                 |_|                REBATE\RETURN       |_| contingent                        $2.29
521 BEECH STREET                                                                    |X| unliquidated
NEW HYDE PARK, NY 11040                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CITY, NINA                                   |_|                REBATE\RETURN       |_| contingent                        $2.49
2910 KINGS RIDGE ROAD                                                               |_| unliquidated
BALTIMORE, MD 21234                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GIOVINAZZI, PATRICIA                         |_|                REBATE/RETURN       |_| contingent                        $5.69
PO BOX 253                                                                          |_| unliquidated
KEYPORT, NJ 07735                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SHERMAN, PATTI                               |_|                REBATE\RETURN       |_| contingent                        $5.97
1102 EMERALD DRIVE                                                                  |X| unliquidated
MOSCOW HILL, MO 63362                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MATTINGLY, ROBERTA                           |_|                REBATE/ RETURN      |_| contingent                        $5.59
1423 WINSOME DRIVE                                                                  |_| unliquidated
ESCONDIDO, CA 92029                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
FLETCHER, RENEE                              |_|                REBATE/ RETURN      |_| contingent                        $1.99
3822 VINCENT AVENUE N.                                                              |_| unliquidated
MINNEAPOLIS, MN 55412                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
KIM, S.                                      |_|                REBATE\RETURN       |_| contingent                        $5.79
9253 DAYTON AVENUE                                                                  |_| unliquidated
SEATTLE, WA 98103                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CRUZ, SANDRA                                 |_|                REBATE\RETURN       |_| contingent                        $9.71
5565 COLLEGE GLEN LOOP #G201                                                        |X| unliquidated
LACEY, WA 98503                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->             $39.52
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
PANNELL, SUSAN                               |_|                REBATE\RETURN       |_| contingent                        $2.29
P.O. BOX 507                                                                        |X| unliquidated
HULETT, WY 82720                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
WALKER, SUSAN                                |_|                REBATE\RETURN       |_| contingent                        $2.99
904 10TH STREET                                                                     |_| unliquidated
GOTHENBURG, NE 69138                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
KIM, SUZANNA                                 |_|                REBATE\RETURN       |_| contingent                        $5.79
21909 64TH AVENUE W.                                                                |_| unliquidated
MOUNTAIN LAKE TERRACE, WA 98043                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SMITH, TERRIE                                |_|                REBATE\RETURN       |_| contingent                        $2.49
65 SETAUKET DRIVE                                                                   |X| unliquidated
MEDRORD LAKES, NJ 03055                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
TING, TINA                                   |_|                REBATE/ RETURN      |_| contingent                        $6.15
46353 COLUMBUS DRIVE #404                                                           |_| unliquidated
LEXINGTON PARK, MD 20653                                        acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SORENSON, VINA                               |_|                REBATE\RETURN       |_| contingent                        $5.69
150 YANTIC STREET, APT. 202                                                         |X| unliquidated
NORWICH, CT 06360                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RYO, YOON                                    |_|                REBATE\RETURN       |_| contingent                        $5.79
50 YONKERS TERRACE, #8C                                                             |_| unliquidated
YONKERS, NY 10704                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->             $31.19
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
POINDEXTER, YOSHICA                          |_|                REBATE\RETURN       |_| contingent                        $2.59
8430 DELRIDGE WAY, SW #2                                                            |X| unliquidated
SEATTLE, WA 98106                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DORI M. REAP                                 |_|                CONTRACT            |_| contingent
160 EAST 38TH STREET, APT 15H                                                       |X| unliquidated
NEW YORK, NY 10016                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AIR LIQUID                                   |_|                TRADE               |_| contingent                       $19.75
204 COMMERCE STREET                                                                 |_| unliquidated
MISSOULA, MT 59802                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
BLACKFOOT TECHNOLOGY                         |_|                TRADE               |_| contingent                    $1,948.10
1800 DEFOE STREET                                                                   |_| unliquidated
P.O. BOX 1968                                                                       |_| disputed
MISSOULA, MT 59802                                              acct #
-------------------------------------------------------------------------------------------------------------------------------
CONNELLY, ANDREA                             |_|                REBATE\RETURN       |_| contingent                        $5.79
798 SHERLIN LAKE                                                                    |_| unliquidated
GREAT FALLS, VA 22066                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ORO, BARBARA                                 |_|                REBATE\RETURN       |_| contingent                        $2.49
82 MOUNT VERNON AVENUE                                                              |_| unliquidated
MELROSE, MA 02176                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN DRUG                                |_|                TRADE               |X| contingent                  $122,155.00
P.O. BOX 7593                                                                       |X| unliquidated
GLENDALE, AZ 85312-7593                                         acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->        $124,133.72
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
ASSOCIATED FOODS                             |_|                TRADE               |X| contingent                    $1,250.00
P.O. BOX 30430                                                                      |X| unliquidated
SALT LAKE, UT 84103                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ASSOCIATED GROCERS                           |_|                TRADE               |X| contingent                      $904.00
P.O. BOX 3763                                                                       |X| unliquidated
SEATTLE, WA 98124                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
CERTIFIED GROCERS                            |_|                TRADE               |X| contingent                      $190.00
P.O. BOX 60753                                                                      |X| unliquidated
TERMINAL ANNEX                                                  acct #              |_| disputed
LOS ANGELES, CA 90060
-------------------------------------------------------------------------------------------------------------------------------
DOMINICK'S                                   |_|                TRADE               |X| contingent                    $2,975.79
333 N.W. AVENUE                                                                     |X| unliquidated
NORTHLAKE, IL 60164                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
DRUG EMPORIUM                                |_|                TRADE               |X| contingent                      $392.00
7901 SOUTH HOEMOR RD                                                                |X| unliquidated
BUILDING 8                                                      acct #              |_| disputed
TACOMA, WA 98408
-------------------------------------------------------------------------------------------------------------------------------
HOLIDAY/FAREWAY                              |_|                TRADE               |X| contingent                    $1,686.66
4587 80TH STREET                                                                    |X| unliquidated
P.O. BOX 1224                                                   acct #              |_| disputed
MINNEAPOLIS, MN 55440
-------------------------------------------------------------------------------------------------------------------------------
FLEMING COMPANIES                            |_|                TRADE               |X| contingent                    $4,173.85
P.O. BOX 7010                                                                       |X| unliquidated
SACREMENTO, CA 95826-0010                                       acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
GHC                                          |_|                TRADE               |X| contingent                    $4,678.00
P.O. BOX 5567                                                                       |X| unliquidated
DENDER, CO 80217                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->         $16,250.30
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
HAGEN, INC./TOP FOODS                        |_|                TRADE               |X| contingent                      $750.00
P.O. BOX 9704                                                                       |X| unliquidated
BELLINGHAM, WA 98225                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MAY'S DRUG STORES                            |_|                TRADE               |X| contingent                      $900.00
1437 S. BOULDER, SUITE #1                                                           |X| unliquidated
TULSA, OK 74119                                                 acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MCKESSON DRUG                                |_|                TRADE               |X| contingent                        $9.72
P.O. BOX 819067                                                                     |X| unliquidated
DALLAS, TX 75381-9067                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
MCKESSEN/(SNYDER)                            |_|                TRADE               |X| contingent                    $3,064.21
P.O. BOX 819067                                                                     |X| unliquidated
DALLAS, TX 75318-9067                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
NASH FINCH                                   |_|                TRADE               |X| contingent                    $3,088.40
GM DEPT. AP#0000701952                                                              |X| unliquidated
7600 FRANCES AVENUE S                                                               |_| disputed
MINNEAPOLIS, MN 55440                                           acct #
-------------------------------------------------------------------------------------------------------------------------------
RALPH'S                                      |_|                TRADE               |X| contingent                   $54,484.65
P.O. BOX 54143                                                                      |X| unliquidated
LOS ANGLES, CA 90054                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
RITE AID                                     |_|                TRADE               |X| contingent                   $91,234.00
P.O. BOX 8432                                                                       |X| unliquidated
HARRISBURG, PA 17105                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SAFEWAY                                      |_|                TRADE               |X| contingent                   $39,530.60
P.O. BOX 29071                                                                      |X| unliquidated
PHOENIX, AZ 85038-9071                                          acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->        $193,061.58
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
SAVEMART                                     |_|                TRADE               |X| contingent                    $1,088.60
P.O. BOX 4278                                                                       |X| unliquidated
MODESTO, CA 95350                                               acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SHOPKO                                       |_|                TRADE               |X| contingent                   $20,000.00
P.O. BOX 19045                                                                      |X| unliquidated
GREEN BAY, WI 54307                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
SUPERVALU                                    |_|                TRADE               |X| contingent                    $2,758.00
P.O. BOX 125                                                                        |X| unliquidated
MINNEAPOLIS, MN 98421                                           acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
TARGET                                       |_|                TRADE               |X| contingent                   $23,460.00
P.O. BOX 59251                                                                      |X| unliquidated
MINNEAPOLIS, MN 55459-0251                                      acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
ULTRA3                                       |_|                TRADE               |X| contingent                   $25,000.00
1135 ARBOR DRIVE                                                                    |X| unliquidated
ROMEOVILLE, IL 60446                                            acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
VON'S                                        |_|                TRADE               |X| contingent                    $3,284.38
P.O. BOX 513338                                                                     |X| unliquidated
LOS ANGELES, CA 90051-1338                                      acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
WALGREENS                                    |_|                TRADE               |X| contingent                   $81,546.61
P.O. BOX 4025                                                                       |X| unliquidated
DANVILLE, IL 61634                                              acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
WALMART                                      |_|                TRADE               |X| contingent                      $152.10
702 S.W. 8TH STREET                                                                 |X| unliquidated
BARTONVILLE, AR 72710-0040                                      acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->        $157,289.59
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->
                                                                                                                 --------------


In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                    SCHEDULE F - CREDITORS HOLDING UNSECURED
                                  NONPRIORITY CLAIMS
                                 (Continuation Sheet)

-------------------------------------------------------------------------------------------------------------------------------
                                             CODEBTOR
                                                                  DATE CLAIM WAS
                                                                  INCURRED, AND
                                             -----------------  CONSIDERATION FOR
                                              HUSBAND, WIFE,    CLAIM. IF CLAIM IS     CONTINGENT,
    CREDITOR'S NAME AND MAILING ADDRESS          JOINT OR           SUBJECT TO       UNLIQUIDATED,                    AMOUNT OF
            INCLUDING ZIP CODE                   COMMUNITY      SETOFF, SO STATE.       DISPUTED                        CLAIM
-------------------------------------------------------------------------------------------------------------------------------
HOCKFIELD ASSOCIATES                         |_|                TRADE               |_| contingent                    $2,266.84
887 EAST WILMITTE AVENUE, SUITE J                                                   |X| unliquidated
PALESTINE, IL 60067                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
HYNES SALES                                  |_|                TRADE               |_| contingent                    $1,154.30
6526 MORRISON BLVD., SUITE 515                                                      |X| unliquidated
CHARLOTTE, NC 28211                                             acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
M&K ASSOCIATES                               |_|                TRADE               |_| contingent                      $646.49
4 CRESTVIEW AVENUE                                                                  |X| unliquidated
MEDWAY, MA 02053                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
AUDREY CONTENTE                              |_|                LAWSUIT             |X| contingent                        $0.00
211 EAST 70TH STREET, APT. 16C                                                      |X| unliquidated
NEW YORK, NY 10022                                              acct #              |X| disputed
-------------------------------------------------------------------------------------------------------------------------------
PHILIP BERLINER ON BEHALF OF HIMSELF         |_|                LAWSUIT             |_| contingent                        $0.00
AND ALL OTHER SHAREHOLDERS                                                          |_| unliquidated
c/o SCHOENGOLD & SPORN, P.C.                                                        |_| disputed
233 BROADWAY
NEW YORK, NY 10279                                              acct #
-------------------------------------------------------------------------------------------------------------------------------
DAVID GELLER ASSOCIATES                      |_|                                    |_| contingent                    $3,060.20
145 RENFREW DRIVE, #260                                                             |_| unliquidated
MARKHAM, ONTARIO L3R 946                                        acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
                                             |_|                                    |_| contingent
                                                                                    |_| unliquidated
                                                                acct #              |_| disputed
-------------------------------------------------------------------------------------------------------------------------------
Sheet no. ______of ______ sheets attached to Schedule of Creditors        Subtotal (Total of this page)  -->          $7,127.83
Holding Unsecured Nonpriority Claims                                                                             --------------
          (Report also on Summary of Schedules)  Total (Use only on last page of completed Schedule F.)  -->     $12,909,594.46
                                                                                                                 --------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor's interest in contract, i.e., "Purchase," "Agent," etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

--------------------------------------------------------------------------------
Name & Mailing address including zip          Description of contract or lease
code of other parties to lease or contract
================================================================================
Alpha One                                     Retail Broker Agreement
1800 Moberly Lane
Bentonville Arkansas 72701
================================================================================
American Properties as an agent for           Nonresidential Real Property lease
Lavoisier Properties Corp                     for 130 W. 42nd street suite 1103
130 W. 42nd street
NY, NY 10036
================================================================================
American Stock Transfer & Trust               Transfer Agent and Registrar
company                                       Agreement
40 Wall Street, 46th Floor
New York, NY 10005
Contact: Ann Carfunkle
================================================================================
Ascom                                         Rental agreement for Postage Meter
19 Forest Parkway
PO Box 858
Shelton, CT 06484-0903
Contact: Kathie Ruggiero
================================================================================
AT&T Capital Leasing Services                 Lease for 4 fax machines
The Corporate Center
PO Box 9104
Framingham, MA 01701
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name & Mailing address including zip          Description of contract or lease
code of other parties to lease or contract
================================================================================
Audrey Contente                               Employment Agreement,
211 E. 70th Street, apt 16C                   Name, Likeness and Voice Release
New York, NY 10022                            Termination Benefits Agreement
                                              Indemnity Agreement
                                              Option Certificate and Agreement
================================================================================
Belk Mignogna Associates                      Annual Report Agency
373 Park Avenue South
New York, NY 10016
Contact: Wendy Blattner
================================================================================
Bozell Worldwide                              Contract for advertising, public
40 West 23rd Street                           relations, direct
New York, NY 10010
Contact: Joanne Davis
================================================================================
BRI Medical Device Group                      Consulting Agreement for Medical
15825 Shady Grove Road, Suite 70              Data
Rockville, MD 20850
Contact: David West
================================================================================
CED                                           Light bulb Agreement
821 Burlington
Missoula, MT 59801
Attn: Jim
================================================================================
Clopay Plastics                               Reservoir Film Manufacturer
312 Walnut Street, Suite 1600
Cincinnati, OH 45202-4036
================================================================================
CMR                                           Agreement regarding management of
700 W. Lincoln, Suite 200                     post office box for collection of
Charleston, IL 61920                          consumer letters
Contact: Wendy Greeson
================================================================================
Colin Kagel                                   Advisory and Consulting Agreement
94 Long Hill Road                             for Human Resources
Deep River, CT 06417
================================================================================
Dana Saad                                     Contract for Rim Manufacturer
N 3803 Sullivan, Building 105
Spokane, WA 99216
Attn: Patrick Saad
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name & Mailing address including zip          Description of contract or lease
code of other parties to lease or contract
================================================================================
Deloitte & Touche, LLP                        Accounting Agreement
2 World Financial Center
NY, NY 10281
Contact Steve Gallucci
================================================================================
Dixon Marketing                               Military Sales Broker Agreement
301 Darby Road
PO Box 1618
Kinston, NC 28503
================================================================================
Dori Reap                                     Employment Agreement
160 E. 38th Street                            Option Certificate (two) and
Apt 15H                                       Agreement
NY, NY 10016                                  Amendment to Employment
                                              Agreement
                                              Letter of Agreement for Expense
                                              Allowance
================================================================================
Elliott Company                               Strategic Partner Finder
Roger Elliott
5 Burlington Woods Drive, Suite 203
Burlington, MA 01803-4542
================================================================================
Epimedix Inc                                  Consulting Agreement on regulatory
2030 S. Ocean Drive                           issues
#1827
Hallandale, FL 33009
Contact: Dr. Jeffrey Perlman
================================================================================
GE Capital Modular Space                      Plant/Warehouse located at 1600
PO Box 641595                                 North Avenue Missoula, MT 59801
Missoula, MT 59806
================================================================================
Gelco                                         Contract to provide rapid draft
10700 Prairie Lakes Drive                     system for trade promotions
Eden Prairie, MN 55344
Contact: Valerie Bunnis
================================================================================
Gruntal (Hampshire)                           Investment banking agreement
717 5th Ave
New York, NY 10022
Contact: Jeff Berman
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name & Mailing address including zip          Description of contract or lease
code of other parties to lease or contract
================================================================================
Hockfield & Associates                        Sales Broker Agreement
887 East Wilmette Avenue, Suite J
Palatine, IL 60067
Contact: Ed Hockfield
================================================================================
Hynes Sales                                   Sales Broker Agreement
6525 Morrison Blvd
Charlotte, NC 243211
Contact: John Greene
================================================================================
IJ White                                      Contract to build System
20 Executive Blvd                             Accumulator
Farmingdale, NY 11735                         Spare Parts
Attn: Tom Wedell
================================================================================
INAC Corp                                     Commercial Premium Finance
a CIGNA Company                               Agreement (one for D&O insurance
401 Whitehorse Road, PO Box 9050              and one for product liability)
Voorhees, NJ 08043
================================================================================
Jefferson Smurfit                             Purchase Order for cartons not yet
1319 Dexter Avenue North #106                 released
Seattle, WA 98109
Attn: Pete Burquist
================================================================================
Jefferson Smurfit                             Letter agreement for storage of
1050 N. Kent Street                           cartons
St. Paul, MN 55117
================================================================================
Jefferson Smurfit                             Purchase Order for cartons not yet
601 Monster Road SW                           released
Renton, WA 98056
Attn: Dana Pyle
================================================================================
John Jeffery Corporation                      Public warehouse located at 50
PO Box 697                                    Heller Road, Belmar NJ 21227,
Bellmawr, NJ 21227                            which stores inventory (no formal
                                              agreement)
================================================================================
John Andersen                                 Employment Agreement;
c/o Lillie Goodrich                           Option Certificate and Agreement;
7-A Patricia Lane                             Amendment to Employment
Cos Cob, CT 06807                             Agreement
================================================================================
Landau & Landau                               Residential Real Property Lease
36 Seymour Street                             Ultrafem UK apartment
London W1H 5WD                                13 Healhcroft Hampstead Way
                                              London NW11 7HH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name & Mailing address including zip          Description of contract or lease
code of other parties to lease or contract
================================================================================
Lehman Brothers                               Investment Banking Agreement
200 Vessy Street
3 World Financial Center
New York, NY 10285
================================================================================
M&K Associates                                Sales Broker Agreement
89 Main Suite 209
Medway, MA 02053
Contact Mark Moroney
================================================================================
Market Growth Resources                       Contract for consumer promotion
372 Danbury Road                              services
Wilton, CT 06897-2530
Contact: Mickey Jardon
================================================================================
Master Lease a division of Tokai              Rental agreement for Ascom Mail
Financial                                     Machine and Ascom scale
1055 Westlakes Drive
Berwyn, PA 19312
Contact; Mary An Macri
================================================================================
Med Write Asociates                           Letter of Agreement for Technical
31651 Auburn Drive                            Manuscript
Birmingham, MI 48025
================================================================================
Meridian Consulting                           Consulting Agreement for
274 Riverside Avenue                          outsourcing
Westport, CT 06880
Contact: Jeff Hill
================================================================================
Michelle Blankford                            Loan Repayment Agreement
2 Hudson Avenue
Nyack, NY 10960
================================================================================
Mid States                                    Contract to build and install
3245 Holman Drive                             Shingling conveyor
S. Chicago Heights, IL 60411-5599
================================================================================
Minolta                                       Lease for 1 photocopier
One International Blvd., 10th Floor
Mahwah, NJ 07430-0631
800 553 3067 ext 2283 for Lyle
================================================================================
Mobley Henson consulting                      Finders Agreement
3494 Camini Tassajara Road Suite 430
Danville, CA 94506
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name & Mailing address including zip          Description of contract or lease
code of other parties to lease or contract
================================================================================
Morgan & Sampson Pacific                      Brokerage Agreement
10572 Calle Lee Suite 138
Los Alamitos, CA 90720
Contact: Chip Carter
================================================================================
Morgan and Sampson                            Public warehouse located at 1651
1651 S. Carlos Avenue                         S. Carlos Avenue, Ontario, CA
Ontario Ca 91761                              91761, which stores inventory
================================================================================
Morgan & Sampson, Honolulu                    Nonresidential Lease for public
429C Waiakamike Road                          warehouse located at 429C
Honolulu, HI 96817                            Walakamilo Road, Honolulu Hawaii
                                              96817, which stores inventory
================================================================================
Mr. & Mrs. Elof Johansson                     Residential Real Property Sublease
1 East River Place, Apt. 12D/E                1 East River Place
New York, New York 10021                      Apt. Lease
================================================================================
NCH                                           Agreement to manage coupon
75 Tri- State International Suite 400         redemption in US
Lincolnshire, IL 60069
================================================================================
NCH Canada                                    Agreement to manage coupon
160 McNabb Street                             redemption in Canada
Markham, Ontario L3R 4B8
Contact: Mike Feeley
================================================================================
Nielsen                                       Agreement to provide syndicated
299 Park Avenue                               data
New York, NY 10171
Contact: Carolyn Cacciola
================================================================================
NPD Group                                     Consulting Agreement to manage
900 West Shore Road                           diary panel for consumer research
Port Washington, NY 11050-0402
Contact: Mark Truss
================================================================================
Orchard Close LTD                             Agreement for Consulting Services
c/o The Capco Group                           related to investor relations in
Capco House                                   Europe
31-37 North Quay
Douglas, Isle of Man, British Isles
================================================================================
Pitney Bowes                                  Postage machine Agreement
PO Box 85460
Louisville, KY 40285-5460
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name & Mailing address including zip          Description of contract or lease
code of other parties to lease or contract
================================================================================
PL Thomas Group                               Financial Investor Relations
Two North Riverside Plaza, Suite 1760         Services
Chicago, IL 60606
Contact: Phil Thomas
================================================================================
Polygram Filmed Entertainment                 Product Placement Agreement for
Distribution                                  Your Friends and Neighbors movie
9333 Wilshire Blvd
Beverly Hills, CA 90210
Contact: Kelly Clough
================================================================================
Poppe Tyson                                   Internet Agency Agreement
40 West 23rd Street
New York, NY 10010
================================================================================
ProActive International                       Strategic Partner Finder
Huis Ter Lucht 8
3155 EB Maasland
The Netherlands
Contact: Ban Van der Kooij
================================================================================
Proskauer Rose LLP                            Retention Agreement re: Contente
1585 Broadway                                 v. Ultrafem and John W. Andersen
New York, NY 10036
Contact: Michael Bellinger
================================================================================
Quintiles                                     Consulting Agreement
PO Box 13979
Research Triangle Park, NC 27709
Durham, NC 27703
Contact Jim Mannion
================================================================================
Remmele Engineering                           Contracts to Manufacture Equipment
10 Old Highway 8 S.W.                         Spare Parts Purchase Order -  Down
New Brighton, MN 55112                        Payment on A/P
Contact: William Iacoe
================================================================================
ReProtect                                     License, research and Product
The Johns Hopkins University                  Development Agreement
Dept Biophysics/Jenkins Hall
3400 N. Charles Street
Baltimore, MD 21218
Contact Richard Cone
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name & Mailing address including zip          Description of contract or lease
code of other parties to lease or contract
================================================================================
Richlund and Associates                       Lease for telephone equipment
2050 Bluestone Drive                          located at 1600 North Avenue,
Saint Charles, MO 63303                       Missoula, MT 59801
================================================================================
Roger Levitt                                  Strategic Partner Finder Agreement
President & CEO
Boxing International LLC
230 Park Avenue, Suite 1514
New York, NY 10169
================================================================================
Rudie Wilhelm Warehouse Co.                   Public warehouse located at 2400
PO Box 22226                                  South East Mailwell Drive,
Milwaukee, Or 97222-0226                      Milwaukee, Or 97222, which stores
                                              inventory
================================================================================
Sales Force                                   Sales Broker Agreement
135 S. LaSalle Street
Dept. 1814
Chicago, IL 60674
================================================================================
Scott Materials                               Agents Fee Agreement
707 Batcheller Lane
Sioux Falls, SD 57105
================================================================================
Shared Technologies Fairchild Telecom         Agreement for 130 W. 42nd Street
300 West Service Road                         phone system
Chantilly, Va 22021
================================================================================
Sharon Hillier                                Consulting Agreement (member of
945 Field Club Road                           SAB)
Pittsburgh, PA 15238
================================================================================
Shell Company                                 Sales Contract for Raw Materials
PO Box 2463
Houston, TX 77252-2463
================================================================================
Shelter West Inc.                             Administrative Office located at
PO Box 4746                                   629 SW Higgins Avenue, Suite B
Missoula, MT 59806                            Missoula, MT 59801
================================================================================
Solow Management Corp.                        Residential Real Property Lease
9 West 57th Street New York, NY 10019         for corporate apartment at 1 East
                                              River Place Apt 12 D/E.
================================================================================
Sprint                                        Sprint Frame Relay contract
PO Box 930331
Atlanta, GA 31193-0331
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name & Mailing address including zip          Description of contract or lease
code of other parties to lease or contract
================================================================================
Supermarkets On Line                          Agreement for on line coupon
500 W. Putman Ave                             service
Greenwich, CT 06830
================================================================================
Ted Cohen                                     Investigator agreement for rim
316 Eisenhower Parkway                        compression study
Livingston, NJ 07039
================================================================================
Telespectrum                                  1-800 Instead
1100 East Hector Street                       Voice Mail Box
Suite 416
Conshahoken, PA 19428
================================================================================
The Sage Group                                Strategic Partner Finders
245 Route 22 West, Suite 304                  Agreement
Bridgewater, NJ 08807
Contact Gordon Ramseier
================================================================================
Tonya Hinch                                   Employment Agreement;
25 W. 15 St                                   Option Certificate and Agreement;
4th floor                                     Amendment to Employment
NY, NY 10011                                  Agreement
================================================================================
Wasserstein Perella & Company                 Investment Banking Agreement
31 West 52nd Street
NY, NY 10019
================================================================================
Western Trade Center                          Plant/Warehouse located at 1600
PO Box 8182                                   North Avenue, Missoula, MT 59801
Missoula, MT 59807
================================================================================
Gary Nordmann                                 Employment Agreement; option and
14 Belmont Place                              Certificate agreement.
Huntington, NY 11743
--------------------------------------------------------------------------------

In re - Ultrafem, Inc.                                 Case No. 98 B 42280 [PCB]

                             SCHEDULE H -- CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedule of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

|x| Check this box if debtor has no codebtors.

--------------------------------------------------------------------------------
NAME AND MAILING ADDRESS, INCLUDING         NAME AND MAILING ADDRESS, INCLUDING
       ZIP CODE, OF CODEBTOR                       ZIP CODE OF CREDITOR
 -------------------------------------------------------------------------------


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(c) 1996 cpo law. All rights reserved. Printed in the United States of America, cpo law is a trademark of Clayton P. Osting.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------------X
In re:
                                            Chapter 11 Case No
                                            98 B 42280 [PCB]
ULTRAFEM, INC.,

                                Debtor.

Employer Tax Identification No. 33-0435037

-------------------------------------------X

                            VERIFICATION OF SCHEDULES

            Don M. Reap and Tonya G. Hinch, constituting the Office of the Chief Executive of Ultrafem Inc., the above named debtor (the "Debtor"), hereby declare under the penalties of perjury, that the information set forth in the foregoing Schedules and any attachments thereto are true and correct to the best of our knowledge, information and belief.

DATED: May 19, 1998

ULTRAFEM, INC.,                               ULTRAFEM, INC.,
Debtor and Debtor-In-Possession               Debtor and Debtor-In-Possession
By:                                           By:


/s/ Dori M. Reap                              /s/ Tonya G. Hinch
-------------------------------------         ----------------------------------
Dori M. Reap                                  Tonya G. Hinch
Office of the Chief Executive;                Office of the Chief Executive;
Senior Vice President of Finance and          Senior Vice President, Marketing
Administration; Secretary and Chief           and Sales
Financial Officer